As Filed with the Securities and Exchange Commission on April 19, 2006

                               File No. 333-111553

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                   POST-EFFECTIVE AMENDMENT NO. 4 TO FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                          LINCOLN BENEFIT LIFE COMPANY
             (Exact name of Registrant as Specified in its Charter)
                             Nebraska 6300 470221457
                (State or other jurisdiction of (Primary Standard
                  Industrial (I.R.S. Employer incorporation or
                    organization) Classification Code Number)
                               Identification No.)

                  2940 South 84th St., Lincoln, Nebraska 68506
                                 1-800-525-9287
              (Address of registrant's principal executive offices)

                             WILLIAM F. EMMONS, ESQ.
                          LINCOLN BENEFIT LIFE COMPANY
                               2940 South 84th St.
                                LINCOLN, NE 68506
                                 1-800-525-9287
                           (Name of agent for service)

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: / /

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: / X /

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /



                                                        Calculation of Registration Fee
---------------------------------------------------------------------------------------------------------------------------------
Title of Each Class             Amount to           Proposed Maximum           Proposed Maximum             Amount of
of Securities to be             be Registered        Offering Price           Aggregate Offering           Registration
Registered                                              Per Unit                     Price                      Fee

Market Value Adjusted
Interest under Individual
Flexible Premium
Deferred Variable Annuity
Contracts                            *                     *                           *                         *
---------------------------------------------------------------------------------------------------------------------------------


* These Contracts are not issued in predetermined amounts or units. A maximum aggregate offering price of $25,000,000 was previously registered. No additional amount of securities is being registered by this post- effective amendment to the registration statement.

THE CONSULTANT SOLUTIONS VARIABLE ANNUITIES
(CLASSIC, PLUS, ELITE, SELECT)

LINCOLN BENEFIT LIFE COMPANY
STREET ADDRESS: 2940 S. 84TH STREET, LINCOLN, NE 68506-4142
MAILING ADDRESS: P.O. BOX 80469, LINCOLN, NE 68501-0469
TELEPHONE NUMBER: 800-865-5237 / FAX NUMBER: 1-877-525-2689
1940 ACT FILE NUMBER: 811-07924
1933 ACT FILE NUMBER: 333-109688                    PROSPECTUS DATED MAY 1, 2006
 -------------------------------------------------------------------------------
Lincoln Benefit Life Company ("LINCOLN BENEFIT") is offering the following individual and group flexible premium deferred variable annuity contracts (each, a "CONTRACT"):


.. CONSULTANT SOLUTIONS CLASSIC

.. CONSULTANT SOLUTIONS PLUS

.. CONSULTANT SOLUTIONS ELITE

.. CONSULTANT SOLUTIONS SELECT



This prospectus contains information about each Contract that you should know before investing. Please keep it for future reference. Not all Contracts may be available in all states or through your sales representative. Please check with your sales representative for details.

Each Contract currently offers several investment alternatives ("INVESTMENT ALTERNATIVES"). The Investment Alternatives include up to 2 fixed account options ("FIXED ACCOUNT OPTIONS"), depending on the Contract, and include 51 variable sub-accounts ("VARIABLE SUB-ACCOUNTS") of the Lincoln Benefit Life Variable Annuity Account ("VARIABLE ACCOUNT"). Each Variable Sub-account invests exclusively in shares of the following underlying funds ("FUNDS"):

AIM VARIABLE INSURANCE FUNDS                                      PREMIER VIT
THE ALGER AMERICAN FUND                                           PIMCO VARIABLE INSURANCE TRUST
FIDELITY(R) VARIABLE INSURANCE PRODUCTS                           THE RYDEX VARIABLE TRUST
JANUS ASPEN SERIES                                                T. ROWE PRICE EQUITY SERIES, INC.
LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC*                   VAN ECK WORLDWIDE INSURANCE TRUST
MFS(R) VARIABLE INSURANCE TRUST(SM)                               VAN KAMPEN LIFE INVESTMENT TRUST
OPPENHEIMER VARIABLE ACCOUNT FUNDS                                THE UNIVERSAL INSTITUTIONAL FUNDS,
                                                                   INC.


* Effective May 1, 2006, the Salomon Brothers Variable Series Funds Inc. changed its name to Legg Mason Partners Variable Portfolios I, Inc. We have made a corresponding name change to the Variable Sub-Accounts that invest in the portfolios of the Legg Mason Partners Variable Portfolio I, Inc.

Each Fund has multiple investment Portfolios ("PORTFOLIOS"). Not all of the Funds and/or Portfolios, however, may be available with your Contract. You should check with your sales representative for further information on the availability of the Funds and/or Portfolios. Your annuity application will list all available Portfolios.

For CONSULTANT SOLUTIONS PLUS CONTRACTS, each time you make a purchase payment, we will add to your Contract value ("CONTRACT VALUE") a credit enhancement ("CREDIT ENHANCEMENT") of up to 5% (depending on the issue age and your total purchase payments) of such purchase payment. Expenses for this Contract may be higher than a Contract without the Credit Enhancement. Over time, the amount of the Credit Enhancement may be more than offset by the fees associated with the Credit Enhancement.

WE (Lincoln Benefit) have filed a Statement of Additional Information, dated May 1, 2006, with the Securities and Exchange Commission ("SEC"). It contains more information about each Contract and is incorporated herein by reference, which means that it is legally a part of this prospectus. Its table of contents appears on page 77 of this prospectus. For a free copy, please write or call us at the address or telephone number above, or go to the SEC's Web site (http://www.sec.gov). You can find other information and documents about us, including documents that are legally part of this prospectus, at the SEC's Web site.

                                 1  PROSPECTUS

                THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
                DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROSPECTUS, NOR
                HAS IT PASSED ON THE ACCURACY OR THE ADEQUACY OF THIS
                PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A
                FEDERAL CRIME.

  IMPORTANT     THE CONTRACTS MAY BE DISTRIBUTED THROUGH BROKER-DEALERS THAT
                HAVE RELATIONSHIPS WITH BANKS OR OTHER FINANCIAL INSTITUTIONS
   NOTICES      OR BY EMPLOYEES OF SUCH BANKS. HOWEVER, THE CONTRACTS ARE NOT
                DEPOSITS IN, OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY,
                SUCH INSTITUTIONS OR ANY FEDERAL REGULATORY AGENCY. INVESTMENT
                IN THE CONTRACTS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE
                LOSS OF PRINCIPAL.

                THE CONTRACTS ARE NOT FDIC INSURED.

                                 2  PROSPECTUS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                PAGE

--------------------------------------------------------------------------------
OVERVIEW
--------------------------------------------------------------------------------
  Important Terms                                               4
--------------------------------------------------------------------------------
  Overview of Contracts                                         5
--------------------------------------------------------------------------------
  The Contracts at a Glance                                     6
--------------------------------------------------------------------------------
  How the Contracts Work                                        10
--------------------------------------------------------------------------------
  Expense Tables                                                11
--------------------------------------------------------------------------------
  Financial Information                                         16
--------------------------------------------------------------------------------
CONTRACT FEATURES
--------------------------------------------------------------------------------
  The Contracts                                                 16
--------------------------------------------------------------------------------
  Purchases                                                     18
--------------------------------------------------------------------------------
  Contract Loans for 403(b) Contracts                           21
--------------------------------------------------------------------------------
  Contract Value                                                22
--------------------------------------------------------------------------------
  Investment Alternatives                                       36
--------------------------------------------------------------------------------
     The Variable Sub-accounts                                  36
--------------------------------------------------------------------------------
     The Fixed Account Options                                  41
--------------------------------------------------------------------------------
     Transfers                                                  45
--------------------------------------------------------------------------------
  Expenses                                                      48
--------------------------------------------------------------------------------

                                                                PAGE

--------------------------------------------------------------------------------
  Access to Your Money                                          53
--------------------------------------------------------------------------------
  Income Payments                                               53
--------------------------------------------------------------------------------
  Death Benefits                                                59
--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
  More Information                                              65
--------------------------------------------------------------------------------
  Taxes                                                         69
--------------------------------------------------------------------------------
  Annual Reports and Other Documents                            75
--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS           77
--------------------------------------------------------------------------------
APPENDIX A - CONTRACT COMPARISON CHART                          78
--------------------------------------------------------------------------------
APPENDIX B - MARKET VALUE ADJUSTMENT                            79
--------------------------------------------------------------------------------
APPENDIX C - EXAMPLE OF CALCULATION OF INCOME PROTECTION BENEFIT 81
--------------------------------------------------------------------------------
APPENDIX D-WITHDRAWAL ADJUSTMENT EXAMPLE-DEATH BENEFITS         82
--------------------------------------------------------------------------------
APPENDIX E-CALCULATION OF ENHANCED EARNINGS DEATH BENEFIT       83
--------------------------------------------------------------------------------
APPENDIX F-WITHDRAWAL ADJUSTMENT EXAMPLE-ACCUMULATION BENEFIT   86
--------------------------------------------------------------------------------
APPENDIX G-SUREINCOME WITHDRAWAL BENEFIT OPTION CALCULATION EXAMPLES 87
--------------------------------------------------------------------------------
APPENDIX H- ACCUMULATION UNIT VALUES                            89
--------------------------------------------------------------------------------


                                 3  PROSPECTUS

IMPORTANT TERMS
--------------------------------------------------------------------------------

This prospectus uses a number of important terms that you may not be familiar with. The index below identifies the page that describes each term. The first use of each term in this prospectus appears in highlights.


                                                                PAGE

--------------------------------------------------------------------------------
AB Factor                                                       23
--------------------------------------------------------------------------------
Accumulation Benefit                                            23
--------------------------------------------------------------------------------
TrueReturn Accumulation Benefit Option                          22
--------------------------------------------------------------------------------
Accumulation Phase                                              10
--------------------------------------------------------------------------------
Accumulation Unit                                               16
--------------------------------------------------------------------------------
Accumulation Unit Value                                         16
--------------------------------------------------------------------------------
Annual Increase Death Benefit Option                            60
--------------------------------------------------------------------------------
Annuitant                                                       16
--------------------------------------------------------------------------------
Automatic Additions Program                                     18
--------------------------------------------------------------------------------
Automatic Portfolio Rebalancing Program                         47
--------------------------------------------------------------------------------
Beneficiary                                                     17
--------------------------------------------------------------------------------
Benefit Base                                                    24
--------------------------------------------------------------------------------
Benefit Payment                                                 30
--------------------------------------------------------------------------------
Benefit Payment Remaining                                       30
--------------------------------------------------------------------------------
Benefit Year                                                    30
--------------------------------------------------------------------------------
Co-Annuitant                                                    17
--------------------------------------------------------------------------------
*Contract                                                       16
--------------------------------------------------------------------------------
Contract Anniversary                                            7
--------------------------------------------------------------------------------
Contract Owner ("You")                                          16
--------------------------------------------------------------------------------
Contract Value                                                  22
--------------------------------------------------------------------------------
Contract Year                                                   7
--------------------------------------------------------------------------------
Credit Enhancement                                              19
--------------------------------------------------------------------------------
Dollar Cost Averaging Program                                   47
--------------------------------------------------------------------------------
Due Proof of Death                                              59
--------------------------------------------------------------------------------
Enhanced Earnings Death Benefit Option                          61
--------------------------------------------------------------------------------
Excess of Earnings Withdrawal                                   62
--------------------------------------------------------------------------------
Fixed Account Options                                           41
--------------------------------------------------------------------------------
Free Withdrawal Amount                                          51
--------------------------------------------------------------------------------
Funds                                                           1
--------------------------------------------------------------------------------
Guarantee Period Accounts                                       42
--------------------------------------------------------------------------------
Guarantee Options                                               23
--------------------------------------------------------------------------------
Income Plan                                                     54
--------------------------------------------------------------------------------
Income Protection Benefit Option                                57
--------------------------------------------------------------------------------
In-Force Earnings                                               61
--------------------------------------------------------------------------------
In-Force Premium                                                61
--------------------------------------------------------------------------------

                                                                PAGE

--------------------------------------------------------------------------------
Investment Alternatives                                         36
--------------------------------------------------------------------------------
IRA Contract                                                    7
--------------------------------------------------------------------------------
Issue Date                                                      10
--------------------------------------------------------------------------------
Lincoln Benefit ("We")                                          1
--------------------------------------------------------------------------------
Market Value Adjustment                                         44
--------------------------------------------------------------------------------
Maximum Anniversary Value (MAV)
Death Benefit Option                                            60
--------------------------------------------------------------------------------
Payout Phase                                                    10
--------------------------------------------------------------------------------
Payout Start Date                                               10
--------------------------------------------------------------------------------
Payout Withdrawal                                               56
--------------------------------------------------------------------------------
Portfolios                                                      66
--------------------------------------------------------------------------------
Qualified Contract                                              65
--------------------------------------------------------------------------------
Return of Premium ("ROP") Death Benefit                         9
--------------------------------------------------------------------------------
Rider Application Date                                          7
--------------------------------------------------------------------------------
Rider Anniversary                                               23
--------------------------------------------------------------------------------
Rider Date                                                      23
--------------------------------------------------------------------------------
Rider Fee                                                       7
--------------------------------------------------------------------------------
Rider Maturity Date                                             22
--------------------------------------------------------------------------------
Rider Period                                                    23
--------------------------------------------------------------------------------
Rider Trade-In Option                                           29
--------------------------------------------------------------------------------
Right to Cancel                                                 19
--------------------------------------------------------------------------------
SEC                                                             1
--------------------------------------------------------------------------------
Settlement Value                                                60
--------------------------------------------------------------------------------
Spousal Protection Benefit (Co-Annuitant) Option                65
--------------------------------------------------------------------------------
Standard Fixed Account Option                                   42
--------------------------------------------------------------------------------
SureIncome Withdrawal Benefit Option                            30
--------------------------------------------------------------------------------
Systematic Withdrawal Program                                   53
--------------------------------------------------------------------------------
Tax Qualified Contract                                          72
--------------------------------------------------------------------------------
Transfer Period Accounts                                        33
--------------------------------------------------------------------------------
Trial Examination Period                                        6
--------------------------------------------------------------------------------
TrueBalance/SM/ Asset Allocation Program                        39
--------------------------------------------------------------------------------
Withdrawal Benefit Factor                                       30
--------------------------------------------------------------------------------
Withdrawal Benefit Payout Phase                                 31
--------------------------------------------------------------------------------
Withdrawal Benefit Payout Phase Start Date                      31
--------------------------------------------------------------------------------
Valuation Date                                                  19
--------------------------------------------------------------------------------
Variable Account                                                66
--------------------------------------------------------------------------------
Variable Sub-account                                            36
--------------------------------------------------------------------------------


        * In certain states a Contract may be available only as a group Contract. If you purchase a group Contract, we will issue you a certificate that represents your ownership and that summarizes the provisions of the group Contract. References to "Contract" in this prospectus include certificates, unless the context requires otherwise. References to "Contract" also include all four Contracts listed on the cover page of this prospectus, unless otherwise noted. However, we administer each Contract separately.


                                 4  PROSPECTUS

OVERVIEW OF CONTRACTS
--------------------------------------------------------------------------------

The Contracts offer many of the same basic features and benefits. They differ primarily with respect to the charges imposed, as follows:

.. The CONSULTANT SOLUTIONS CLASSIC CONTRACT has a mortality and expense risk charge of 1.25%, an administrative expense charge of 0.10%*, and a withdrawal charge of up to 7% with a 7-year withdrawal charge period;

.. The CONSULTANT SOLUTIONS PLUS CONTRACT offers a Credit Enhancement of up to 5% on purchase payments, a mortality and expense risk charge of 1.45%, an administrative expense charge of 0.10%*, and a withdrawal charge of up to 8.5% with an 8-year withdrawal charge period;

.. The CONSULTANT SOLUTIONS ELITE CONTRACT has a mortality and expense risk charge of 1.60%, an administrative expense charge of 0.10%*, and a withdrawal charge of up to 7% with a 3-year withdrawal charge period; and

.. The CONSULTANT SOLUTIONS SELECT CONTRACT has a mortality and expense risk charge of 1.70%, an administrative expense charge of 0.10%*, and no withdrawal charges.

Other differences among the Contracts relate to available Fixed Account Options. For a side-by-side comparison of these differences, please refer to Appendix A of this prospectus.

* The administrative expense charge may be increased, but will never exceed 0.25%. Once your Contract is issued, we will not increase the administrative expense charge for your Contract.


                                 5  PROSPECTUS

THE CONTRACTS AT A GLANCE
--------------------------------------------------------------------------------

The following is a snapshot of the Contracts. Please read the remainder of this prospectus for more information.

FLEXIBLE PAYMENTS               You can purchase the Classic Contract with as little as
                                $1,200, and each of the other Contracts with as little
                                as $10,000 ($2,000 for Qualified Contracts, which are
                                Contracts issued with a qualified plan). You can add to
                                your Contract as often and as much as you like, but
                                each subsequent payment must be at least $1,000 ($100
                                for automatic payments).

                                We reserve the right to accept a lesser initial
                                purchase payment amount for each Contract.  We may
                                limit the cumulative amount of purchase payments to a
                                maximum of $1,000,000 in any Contract. You must
                                maintain a minimum Contract Value of $1,000.

                                For CONSULTANT SOLUTIONS PLUS CONTRACTS, each time you
                                make a purchase payment, we will add to your Contract
                                Value a Credit Enhancement of up to 5% of such purchase
                                payment.
---------------------------------------------------------------------------------------
TRIAL EXAMINATION PERIOD        You may cancel your Contract within 20 days of receipt
                                or any longer period as your state may require ("TRIAL
                                EXAMINATION PERIOD"). Upon cancellation, we will return
                                your purchase payments adjusted, to the extent federal
                                or state law permits, to reflect the investment
                                experience of any amounts allocated to the Variable
                                Account, including the deduction of mortality and
                                expense risk charges and administrative expense
                                charges. If you cancel your Contract during the Trial
                                Examination Period, the amount we refund to you will
                                not include any Credit Enhancement. See "Trial
                                Examination Period" for details.
---------------------------------------------------------------------------------------
EXPENSES                        Each Portfolio pays expenses that you will bear
                                indirectly if you invest in a Variable Sub-account. You
                                also will bear the following expenses:

                                CONSULTANT SOLUTIONS CLASSIC CONTRACTS

                                .Annual mortality and expense risk charge equal to
                                  1.25% of average daily net assets.

                                .Withdrawal charges ranging from 0% to 7% of purchase
                                  payments withdrawn.

                                CONSULTANT SOLUTIONS PLUS CONTRACTS

                                .Annual mortality and expense risk charge equal to
                                  1.45% of average daily net assets.

                                .Withdrawal charges ranging from 0% to 8.5% of
                                  purchase payments withdrawn.

                                CONSULTANT SOLUTIONS ELITE CONTRACTS

                                .Annual mortality and expense risk charge equal to
                                  1.60% of average daily net assets.

                                .Withdrawal charges ranging from 0% to 7% of purchase
                                  payments withdrawn.

                                CONSULTANT SOLUTIONS SELECT CONTRACTS

                                .Annual mortality and expense risk charge equal to
                                  1.70% of average daily net assets.

                                . No withdrawal charges.


                                 6  PROSPECTUS



                                ALL CONTRACTS

                                .
                                  Annual administrative expense charge of 0.10% average
                                  daily net assets (up to 0.25% for future Contracts).

                                .
                                  Annual contract maintenance charge of $40 (reduced to
                                  $30 if Contract Value is at least $2000, and waived
                                  in certain cases).

                                .If you select the MAXIMUM ANNIVERSARY VALUE (MAV)
                                  ENHANCED DEATH BENEFIT OPTION ("MAV DEATH BENEFIT
                                  OPTION") you will pay an additional mortality and
                                  expense risk charge of 0.20% (up to 0.50% for Options
                                  added in the future).

                                .If you select the ANNUAL INCREASE ENHANCED DEATH
                                  BENEFIT OPTION ("ANNUAL INCREASE DEATH BENEFIT
                                  OPTION"), you will pay an additional mortality and
                                  expense risk charge of 0.30% (up to 0.50% for options
                                  added in the future).

                                .If you select the ENHANCED EARNINGS DEATH BENEFIT
                                  OPTION you will pay an additional mortality and
                                  expense risk charge of 0.25% or 0.40% (up to 0.35% or
                                  0.50% for Options added in the future) depending on
                                  the age of the oldest Owner, the Co-Annuitant, and/or
                                  oldest Annuitant on the date we receive the completed
                                  application or request to add the benefit, whichever
                                  is later ("RIDER APPLICATION DATE").

                                .If you select the TRUERETURN ACCUMULATION BENEFIT
                                  OPTION you would pay an additional annual fee ("RIDER
                                  FEE") of 0.50% (up to 1.25% for Options added in the
                                  future) of the BENEFIT BASE in effect on each
                                  Contract anniversary ("CONTRACT ANNIVERSARY") during
                                  the Rider Period. You may not select the TrueReturn
                                  Accumulation Benefit Option together with the
                                  SureIncome Withdrawal Benefit Option.

                                .If you select the SUREINCOME WITHDRAWAL BENEFIT
                                  OPTION  ("SUREINCOME OPTION")  you would pay an
                                  additional annual fee ("SUREINCOME OPTION FEE") of
                                  0.50% (up to 1.25% for Options added in the future)
                                  of the BENEFIT BASE on each Contract Anniversary (See
                                  the SureIncome Option Fee section).  You may not
                                  select the SureIncome Option together with the
                                  TrueReturn Accumulation Benefit Option.

                                .If you select the INCOME PROTECTION BENEFIT OPTION
                                  you will pay an additional mortality and expense risk
                                  charge of 0.50% (up to 0.75% for Options added in the
                                  future) during the Payout Phase of your Contract.

                                .If you select the SPOUSAL PROTECTION BENEFIT
                                  (CO-ANNUITANT) OPTION you would pay an additional
                                  annual fee ("RIDER FEE") of 0.10% (up to 0.15% for
                                  Options added in the future) of the Contract Value
                                  ("CONTRACT VALUE") on each Contract Anniversary. This
                                  Option is available only for Individual Retirement
                                  Annuity ("IRA") Contracts qualified under Section 408
                                  of the Internal Revenue Code.  For Contracts
                                  purchased on or after May 1, 2005, we may discontinue
                                  offering the Spousal Protection Benefit
                                  (Co-Annuitant) Option at any time.  NO RIDER FEE IS
                                  CHARGED FOR THE SPOUSAL PROTECTION BENEFIT
                                  (CO-ANNUITANT) OPTION FOR CONTRACT OWNERS WHO ADDED
                                  THE OPTION PRIOR TO MAY 1, 2005.

                                .Transfer fee equal to 1.00% (subject to increase to
                                  up to 2.00%) of the amount transferred after the
                                  12/th/ transfer in any Contract Year ("CONTRACT
                                  YEAR"), but not more than $25. A Contract Year is
                                  measured from the date we issue your Contract or a
                                  Contract Anniversary.

                                . State premium tax (if your state imposes one)

                                . NOT ALL OPTIONS ARE AVAILABLE IN ALL STATES

                                .WE MAY DISCONTINUE OFFERING ANY OF THESE OPTIONS AT
                                  ANY TIME.


                                 7  PROSPECTUS


INVESTMENT ALTERNATIVES         Each Contract offers several investment alternatives
                                including:

                                .
                                  up to 2 Fixed Account Options that credit interest at
                                  rates we guarantee, and

                                .51 Variable Sub-accounts investing in Portfolios
                                  offering professional money management by these investment advisers:

                                  . A I M Advisors, Inc.

                                  . Fred Alger Management, Inc.

                                  . Fidelity Management & Research Company

                                  . Janus Capital Management LLC

                                  . MFS(TM) Investment Management

                                  . OppenheimerFunds, Inc.

                                  . OpCap Advisors LLC

                                  . Pacific Investment Management Company LLC

                                  . Rydex Investments

                                  . Salomon Brothers Asset Management Inc

                                  . T. Rowe Price Associates, Inc.

                                  . Van Eck Associates Corporation

                                  . Van Kampen Asset Management

                                  . Van Kampen (1)

                                (1) Morgan Stanley Investment Management Inc., the
                                   adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

                                Not all Fixed Account Options are available in all states or with all Contracts.

                                To find out current rates being paid on the Fixed
                                Account Option(s), or to find out how the Variable
                                Sub-accounts have performed, please call us at
                                800-865-5237.
---------------------------------------------------------------------------------------
SPECIAL SERVICES                For your convenience, we offer these special services:

                                . AUTOMATIC PORTFOLIO REBALANCING PROGRAM

                                . AUTOMATIC ADDITIONS PROGRAM

                                . DOLLAR COST AVERAGING PROGRAM

                                . SYSTEMATIC WITHDRAWAL PROGRAM

                                . TRUEBALANCE/SM/ ASSET ALLOCATION PROGRAM
---------------------------------------------------------------------------------------
INCOME PAYMENTS                 You can choose fixed income payments, variable income
                                payments, or a combination of the two. You can receive
                                your income payments in one of the following ways (you
                                may select more than one income plan):

                                . life income with guaranteed number of payments

                                .
                                  joint and survivor life income with guaranteed number
                                  of payments

                                . guaranteed number of payments for a specified period

                                . life income with cash refund

                                . joint life income with cash refund

                                . life income with installment refund

                                . joint life income with installment refund

                                In addition, we offer an Income Protection Benefit
                                Option that guarantees that your variable income payments will not fall below a certain level.



                                 8  PROSPECTUS


DEATH BENEFITS                  If you die before the Payout Start Date, we will pay a
                                death benefit subject to the conditions described in
                                the Contract. In addition to the death benefit included
                                in your Contract ("ROP DEATH BENEFIT"), the death
                                benefit options we currently offer include:

                                . MAV DEATH BENEFIT OPTION;

                                . ANNUAL INCREASE DEATH BENEFIT OPTION; and

                                . ENHANCED EARNINGS DEATH BENEFIT OPTION.
---------------------------------------------------------------------------------------
TRANSFERS                       Before the Payout Start Date, you may transfer your
                                Contract Value among the investment alternatives, with
                                certain restrictions. The minimum amount you may
                                transfer is $100 or the amount remaining in the
                                investment alternative, if less.  The minimum amount
                                that can be transferred into the Standard Fixed Account
                                or Market Value Adjusted Account Options is $100.

                                A charge may apply after the 12/th/ transfer in each
                                Contract Year.
---------------------------------------------------------------------------------------
WITHDRAWALS                     You may withdraw some or all of your Contract Value at
                                any time during the Accumulation Phase and during the
                                Payout Phase in certain cases. In general, you must
                                withdraw at least $50 at a time. If any withdrawal
                                reduces your Contract Value to less than $1,000, we
                                will treat the request as a withdrawal of the entire
                                Contract Value, unless the SureIncome Withdrawal
                                Benefit Option is in effect under your Contract.
                                Withdrawals taken prior to annuitization (referred to
                                in this prospectus as the Payout Phase) are generally
                                considered to come from the earnings in the Contract
                                first. If the Contract is tax-qualified, generally all
                                withdrawals are treated as distributions of earnings.
                                Withdrawals of earnings are taxed as ordinary income
                                and, if taken prior to age 59 1/2, may be subject to an
                                additional 10% federal tax penalty. A withdrawal charge
                                and a MARKET VALUE ADJUSTMENT may also apply.


                                 9  PROSPECTUS

HOW THE CONTRACTS WORK
--------------------------------------------------------------------------------

Each Contract basically works in two ways.

First, each Contract can help you (we assume you are the "CONTRACT OWNER") save for retirement because you can invest in your Contract's investment alternatives and generally pay no federal income taxes on any earnings until you withdraw them. You do this during what we call the "ACCUMULATION PHASE" of the Contract. The Accumulation Phase begins on the date we issue your Contract (we call that date the "ISSUE DATE") and continues until the Payout Start Date, which is the date we apply your money to provide income payments. During the Accumulation Phase, you may allocate your purchase payments to any combination of the Variable Sub-Accounts and/or Fixed Account Options. If you invest in a Fixed Account Option, you will earn a fixed rate of interest that we declare periodically. If you invest in any of the Variable Sub-Accounts, your investment return will vary up or down depending on the performance of the corresponding Portfolios.

Second, each Contract can help you plan for retirement because you can use it to receive retirement income for life and/ or for a pre-set number of years, by selecting one of the income payment options (we call these "INCOME PLANS") described on [ ]. You receive income payments during what we call the "PAYOUT PHASE" of the Contract, which begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select. During the Payout Phase, if you select a fixed income payment option, we guarantee the amount of your payments, which will remain fixed. If you select a variable income payment option, based on one or more of the Variable Sub-Accounts, the amount of your payments will vary up or down depending on the performance of the corresponding Portfolios. The amount of money you accumulate under your Contract during the Accumulation Phase and apply to an Income Plan will determine the amount of your income payments during the Payout Phase.

The timeline below illustrates how you might use your Contract.

Issue                                           Payout Start
Date            Accumulation Phase                  Date                 Payout Phase
------------------------------------------------------------------------------------------------------------>
You buy    You save for retirement              You elect to receive    You can receive    Or you can receive
a Contract                                      income payments or      income payments    income payments
                                                receive a lump sum      for a set period   for life
                                                payment




Other income payment options are also available. See "INCOME PAYMENTS."

As the Contract Owner, you exercise all of the rights and privileges provided by the Contract. If you die, any surviving Contract Owner or, if there is none, the BENEFICIARY will exercise the rights and privileges provided by the Contract. See "The Contracts." In addition, if you die before the Payout Start Date, we will pay a death benefit to any surviving Contract Owner or, if there is none, to your Beneficiary. See "Death Benefits."

Please call us at 800-865-5237 if you have any question about how the Contracts work.


                                 10  PROSPECTUS

EXPENSE TABLES
--------------------------------------------------------------------------------

The table below lists the expenses that you will bear directly or indirectly when you buy a Contract. The table and the examples that follow do not reflect premium taxes that may be imposed by the state where you reside. For more information about Variable Account expenses, see "Expenses," below. For more information about Portfolio expenses, please refer to the prospectuses for the Portfolios.


CONTRACT OWNER TRANSACTION EXPENSES
Withdrawal Charge (as a percentage of purchase payments withdrawn)/* /

                         Number of Complete Years Since We Received the Purchase Payment Being Withdrawn/Applicable  Charge:
-----------------------------------------------------------------------------------------------------------------------------------
Contract:                    0           1           2           3           4           5           6          7           8+
Consultant Solutions
 Classic                      7%          7%          6%          5%          4%          3%        2%           0%         0%
Consultant Solutions
 Plus                       8.5%        8.5%        8.5%        7.5%        6.5%        5.5%        4%         2.5%         0%
Consultant Solutions
 Elite:                       7%          6%          5%          0%          0%          0%        0%           0%         0%
Consultant Solutions
 Select:                                                                   None

All Contracts:
-----------------------------------------------------------------------------------------------------------------------------------
Annual Contract
 Maintenance Charge                                                       $40**
Transfer Fee                                 up to 2.00% of the amount transferred, but not more than $25***
Premium Taxes                                              0% to 4.00% of Purchase Payment****
Loan Interest Rate                                                     7.25% *****


* Each Contract Year, you may withdraw a portion of your purchase payments (and/or your earnings, in the case of Charitable Remainder Trusts) without incurring a withdrawal charge ("Free Withdrawal Amount"). See "Withdrawal Charges" for more information.

**/ /Reduced to $30 if Contract Value is not less than $2000, and waived in certain cases. See "Expenses."

*** Applies solely to the 13th and subsequent transfers within a Contract Year, excluding transfers due to dollar cost averaging and automatic portfolio rebalancing. We are currently assessing a transfer fee of 1.00% of the amount transferred, however, we reserve the right to raise the transfer fee to up to 2.00% of the amount transferred. The transfer fee will never be greater than $25.

**** Some States charge premium taxes that generally range from 0 to 4%. We are responsible for paying these taxes, and will deduct them from your Contract Value. Our current practice is to not charge for these taxes until the Payout Start Date or surrender of the Contract. See "Premium Taxes" for more information.

***** For more information, see "Contract Loans for 403(b) Contracts." The loan interest rate is subject to change.


                                 11  PROSPECTUS

VARIABLE ACCOUNT ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSET VALUE DEDUCTED FROM EACH VARIABLE SUB-ACCOUNT)


If you select the basic Contract without any optional benefits, your Variable Account expenses would be as follows:

                                                   Mortality and Expense Risk             Administrative
Basic Contract (without any optional benefit)               Charge                       Expense Charge*
------------------------------------------------------------------------------------------------------------------
Consultant Solutions Classic                                               1.25%                           0.10%
------------------------------------------------------------------------------------------------------------------
Consultant Solutions Plus                                                  1.45%                           0.10%
------------------------------------------------------------------------------------------------------------------
Consultant Solutions Elite                                                 1.60%                           0.10%
------------------------------------------------------------------------------------------------------------------
Consultant Solutions Select                                                1.70%                           0.10%
------------------------------------------------------------------------------------------------------------------
                                                        Total Variable Account
Basic Contract (without any optional benefit)              Annual Expense
-------------------------------------------------------------------------
Consultant Solutions Classic                                       1.35%
-------------------------------------------------------------------------
Consultant Solutions Plus                                          1.55%
-------------------------------------------------------------------------
Consultant Solutions Elite                                         1.70%
-------------------------------------------------------------------------
Consultant Solutions Select                                        1.80%
-------------------------------------------------------------------------


*We reserve the right to raise the administrative expense charge to 0.25%. If we increase this charge, we will amend the prospectus, accordingly. However, we will not increase the charge once we issue your Contract.

Each Contract also offers optional riders that may be added to the Contract. For each optional rider you select, you would pay the following additional mortality and expense risk charge associated with each rider.

MAV Death Benefit Option                           Currently 0.20%, up to a maximum of 0.50% for Options added in the future *
Annual Increase Death Benefit Option               Currently 0.30%, up to a maximum of 0.50% for Options added in the future *
Enhanced Earnings Death Benefit Option (issue age  Currently 0.25%, up to a maximum of 0.35% for Options added
 0-70)                                             in the future *

Enhanced Earnings Death Benefit Option (issue age  Currently 0.40%, up to a maximum of 0.50% for Options added
 71-79)                                            in the future *



If you select the Options with the highest possible combination of mortality and expense risk charges during the Accumulation Phase, your Variable Account expenses would be as follows, assuming current expenses:

Contract with the MAV Death Benefit Option,
Annual Increase Death Benefit Option, and                        Mortality and Expense                Administrative
Enhanced Earnings Death Benefit Option (issue age 71-79)             Risk Charge*                    Expense Charge*
------------------------------------------------------------------------------------------------------------------------------
Consultant Solutions Classic                                                           2.15%                           0.10%
------------------------------------------------------------------------------------------------------------------------------
Consultant Solutions Plus                                                              2.35%                           0.10%
------------------------------------------------------------------------------------------------------------------------------
Consultant Solutions Elite                                                             2.50%                           0.10%
------------------------------------------------------------------------------------------------------------------------------
Consultant Solutions Select                                                            2.60%                           0.10%
------------------------------------------------------------------------------------------------------------------------------
Contract with the MAV Death Benefit Option,
Annual Increase Death Benefit Option, and                          Total Variable Account
Enhanced Earnings Death Benefit Option (issue age 71-79)              Annual Expense
-------------------------------------------------------------------------------------------------
Consultant Solutions Classic                                                               2.25%
-------------------------------------------------------------------------------------------------
Consultant Solutions Plus                                                                  2.45%
-------------------------------------------------------------------------------------------------
Consultant Solutions Elite                                                                 2.60%
-------------------------------------------------------------------------------------------------
Consultant Solutions Select                                                                2.70%
-------------------------------------------------------------------------------------------------


  *As described above the administrative expense charge and the mortality and expense charge for certain Options may be higher in the future if you add this Option to your Contract. However, we will not increase the administrative expense charge once we issue your Contract, and we will not increase the charge for an Option once we add the Option to your Contract. If we increase any of these charges, we will amend the prospectus, accordingly.

TRUERETURN ACCUMULATION BENEFIT OPTION ANNUAL FEE
(ANNUAL RATE AS A PERCENTAGE OF BENEFIT BASE ON A CONTRACT ANNIVERSARY)

TrueReturn Accumulation Benefit Option                                 Currently 0.50%, up to a maximum of 1.25% for Options
                                                                       added in the future. *
----------------------------------------------------------------------------------------------------------------------------


* If we increase this charge, we will amend the prospectus, accordingly. See "TrueReturn Accumulation Benefit Option" for details.

SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION ANNUAL FEE
(ANNUAL RATE AS A PERCENTAGE OF CONTRACT VALUE ON A CONTRACT ANNIVERSARY)

Spousal Protection Benefit (Co-Annuitant) Option                         Currently 0.10%, up to a maximum of 0.15% for Options
                                                                         added in the future *
--------------------------------------------------------------------------------------------------------------------------


* For Options added on or after 5/1/2005. If we increase this charge, we will amend the prospectus, accordingly. See "Spousal Protection Benefit (Co-Annuitant) Option" for details.


                                 12  PROSPECTUS

SUREINCOME OPTION FEE
(ANNUAL RATE AS A PERCENTAGE OF BENEFIT BASE ON A CONTRACT ANNIVERSARY)

SureIncome Withdrawal Benefit Option                                   Currently 0.50%, up to a maximum of 1.25% for
                                                                       SureIncome Options added in the future *
---------------------------------------------------------------------------------------------------------------------------


* If we increase this charge, we will amend the prospectus, accordingly. See "SureIncome Withdrawal Benefit Option" for details.

INCOME PROTECTION BENEFIT OPTION FEE (PAYOUT PHASE ONLY)*

(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

Income Protection Benefit Option             Currently 0.50%, up to a maximum of 1.25% for Options
                                             added in the future*
--------------------------------------------------------------------------------------------------


* See "Income Payments - Income Protection Benefit Option," below, for a description of the Income Protection Benefit Option. You may add this Option when you elect to receive annuity benefits. We begin to deduct the charge for this Option on the Payout Start Date. Currently, the charge for this Option is 0.50% of the average daily net Variable Account assets supporting the variable income payments to which the Income Protection Benefit Option applies. We will charge you the Option charge in effect when you choose to apply this Option to your Contract. We reserve the right to raise the Income Protection Benefit Option charge to up to 0.75%. If we increase this charge, we will amend the prospectus accordingly. Once your Income Protection Benefit Option is in effect, however, we will not change the option charge you will pay for this Option. See "Expenses - Mortality and Expense Risk Charge," below, for details.


                                 13  PROSPECTUS

PORTFOLIO ANNUAL EXPENSES - MINIMUM AND MAXIMUM
The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. Advisors and/or other service providers of certain Portfolios may have agreed to waive their fees and/or reimburse Portfolio expenses in order to keep the Portfolios' expenses below specified limits. The range of expenses shown in this table does not show the effect of any such fee waiver or expense reimbursement. More detail concerning each Portfolio's fees and expenses appears in the second table below and in the prospectus for each Portfolio.


-------------------------------------------------------------------------------
                                             Minimum          Maximum
-------------------------------------------------------------------------------
Total Annual Portfolio Operating
Expenses/(1)/
(expenses that are deducted from Portfolio
assets,
which may include management fees,
distribution
and/or services (12b-1) fees, and other            0.35%             4.64%
expenses)
-------------------------------------------------------------------------------


(1) Expenses are shown as a percentage of Portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2005.


EXAMPLE 1
This Example is intended to help you compare the cost of investing in the Contracts with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, Variable Account annual expenses, and Portfolio fees and expenses.

The example shows the dollar amount of expenses that you would bear directly or indirectly if you:

.. invested $10,000 in the Contract for the time periods indicated;

.. earned a 5% annual return on your investment;

.. surrendered your Contract, or you began receiving income payments for a specified period of less than 120 months, at the end of each time period;

.. elected the MAV Death Benefit Option and the Annual Increase Death Benefit
  Option;

.. elected the Enhanced Earnings Death Benefit Option (assuming issue age 71-79);

.. elected the Spousal Protection Benefit (Co-Annuitant) Option; and

.. elected the TrueReturn Accumulation Benefit Option or SureIncome Withdrawal
  Benefit Option.

THE EXAMPLE DOES NOT INCLUDE ANY TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT.

The first line of the example assumes that the maximum fees and expenses of any of the Portfolios are charged. The second line of the example assumes that the minimum fees and expenses of any of the Portfolios are charged. Your actual expenses may be higher or lower than those shown below.

                                                          Consultant Solutions Classic          Consultant Solutions Plus
                                                       1 Year  3 Years  5 Years  10 Years  1 Year  3 Years  5 Years   10 Years
------------------------------------------------------------------------------------------------------------------------------------
Costs Based on Maximum Annual Portfolio Expenses       $1,391  $2,749   $4,027    $7,058   $1,539  $3,017    $4,321    $7,178
------------------------------------------------------------------------------------------------------------------------------------
Costs Based on Minimum Annual Portfolio Expenses       $  952  $1,507   $2,079    $3,756   $1,100  $1,780    $2,390    $3,945
------------------------------------------------------------------------------------------------------------------------------------


                                          Consultant Solutions Elite          Consultant Solutions Select
                                      1 Year  3 Years  5 Years  10 Years  1 Year  3 Years  5 Years   10 Years
-----------------------------------------------------------------------------------------------------------------------------------
Costs Based on Maximum Annual         $1,342  $2,421   $3,915    $7,267    $842   $2,448    $3,956    $7,325
Portfolio Expenses
-----------------------------------------------------------------------------------------------------------------------------------
Costs Based on Minimum Annual         $  902  $1,188   $1,997    $4,084    $403   $1,218    $2,046    $4,175
Portfolio Expenses
-----------------------------------------------------------------------------------------------------------------------------------




                                 14  PROSPECTUS

EXAMPLE 2
This Example uses the same assumptions as Example 1 above, except that it assumes you decided not to surrender your Contract, or you began receiving income payments for a specified period of at least 120 months, at the end of each time period

                           Consultant Solutions Classic          Consultant Solutions Plus
                        1 Year  3 Years  5 Years  10 Years  1 Year  3 Years  5 Years   10 Years
-------------------------------------------------------------------------------------------------
Costs Based on Maximum
Annual Portfolio         $796   $2,324   $3,772    $7,058    $816   $2,380    $3,854     $7,178
Expenses
-------------------------------------------------------------------------------------------------
Costs Based on Minimum
Annual Portfolio         $357   $1,082   $1,824    $3,756    $377   $1,142    $1,923     $3,945
Expenses
-------------------------------------------------------------------------------------------------


                                          Consultant Solutions Elite          Consultant Solutions Select
                                      1 Year  3 Years  5 Years  10 Years  1 Year  3 Years  5 Years   10 Years
-----------------------------------------------------------------------------------------------------------------------------------
Costs Based on Maximum Annual          $832   $2,421   $3,915    $7,267    $842   $2,448    $3,956    $7,325
Portfolio Expenses
-----------------------------------------------------------------------------------------------------------------------------------
Costs Based on Minimum Annual          $392   $1,188   $1,997    $4,084    $403   $1,218    $2,046    $4,175
Portfolio Expenses
-----------------------------------------------------------------------------------------------------------------------------------

..

PLEASE REMEMBER THAT YOU ARE LOOKING AT EXAMPLES AND NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. YOUR RATE OF RETURN MAY BE HIGHER OR LOWER THAN 5%, WHICH IS NOT GUARANTEED. THE EXAMPLES DO NOT ASSUME THAT ANY PORTFOLIO EXPENSE WAIVERS OR REIMBURSEMENT ARRANGEMENTS ARE IN EFFECT FOR THE PERIODS PRESENTED.
 THE EXAMPLES REFLECT THE FREE WITHDRAWAL AMOUNTS, IF APPLICABLE, AND THE DEDUCTION OF THE ANNUAL CONTRACT MAINTENANCE CHARGE OF $40 EACH YEAR. THE ABOVE EXAMPLES ASSUME YOU HAVE SELECTED THE MAV DEATH BENEFIT OPTION, THE ANNUAL INCREASE DEATH BENEFIT OPTION, THE ENHANCED EARNINGS DEATH BENEFIT OPTION (ASSUMING THE OLDEST CONTRACT OWNER AND CO-ANNUITANT, OR, IF THE CONTRACT OWNER IS A NON-LIVING PERSON, THE OLDEST ANNUITANT, ARE AGE 71 OR OLDER, AND ALL ARE AGE 79 OR YOUNGER ON THE RIDER APPLICATION DATE), THE SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION, AND THE TRUERETURN ACCUMULATION BENEFIT OPTION OR SUREINCOME WITHDRAWAL BENEFIT OPTION. IF ANY OR ALL OF THESE FEATURES WERE NOT ELECTED, THE EXPENSE FIGURES SHOWN ABOVE WOULD BE SLIGHTLY LOWER.


                                 15  PROSPECTUS

FINANCIAL INFORMATION
--------------------------------------------------------------------------------

To measure the value of your investment in the Variable Sub-Accounts during the Accumulation Phase, we use a unit of measure we call the "ACCUMULATION UNIT." Each Variable Sub-Account has a separate value for its Accumulation Units we call "ACCUMULATION UNIT VALUE." Accumulation Unit Value is analogous to, but not the same as, the share price of a mutual fund.

Accumulation Unit Values for the lowest and highest available combinations of Contract charges that affect Accumulation Unit Values for each Contract are shown in Appendix H of this prospectus. The Statement of Additional Information contains the Accumulation Unit Values for all other available combinations of Contract charges that affect Accumulation Unit Values for each Contract. The financial statements of Lincoln Benefit and the financial statements of the Variable Account, which are comprised of the financial statements of the underlying sub-accounts, appear in the Statement of Additional Information.


THE CONTRACTS
--------------------------------------------------------------------------------


CONTRACT OWNER
Each CONTRACT is an agreement between you, the Contract Owner, and Lincoln Benefit, a life insurance company. As the Contract Owner, you may exercise all of the rights and privileges provided to you by the Contract. That means it is up to you to select or change (to the extent permitted):

.. the investment alternatives during the Accumulation and Payout Phases,

.. the amount and timing of your purchase payments and withdrawals,

.. the programs you want to use to invest or withdraw money,

.. the income payment plan(s) you want to use to receive retirement income,

.. the Annuitant (either yourself or someone else) on whose life the income payments will be based,

.. the Beneficiary or Beneficiaries who will receive the benefits that the Contract provides when the last surviving Contract Owner dies, or, if the Contract Owner is a non-living person, an Annuitant dies, and

.. any other rights that the Contract provides, including restricting income payments to Beneficiaries.

If you die prior to the Payout Start Date, any surviving joint Contract Owner, or, if none, the Beneficiary, may exercise the rights and privileges provided to them by the Contract. If the sole surviving Contract Owner dies after the Payout Start Date, the Primary Beneficiary will receive any guaranteed income payments scheduled to continue.

If the Annuitant dies prior to the Payout Start Date and the Contract Owner is a non-living person, we will pay the death benefit to the current Contract Owner.

The Contract cannot be jointly owned by both a living and a non-living person. The CONSULTANT SOLUTIONS SELECT is not available for purchase by non-living persons. The maximum age of any Contract Owner on the date we receive the completed application for each Contract is 90.

If you select the MAV Death Benefit Option, the Annual Increase Death Benefit Option, or the Enhanced Earnings Death Benefit Option, the maximum age of any Contract Owner on the Rider Application Date is currently 79. If you select the Spousal Protection Benefit (Co-Annuitant) Option , the maximum age of any Contract Owner on the Rider Application Date is currently age 90. If you select the SureIncome Withdrawal Benefit Option , the maximum age of any Contract Owner on the Rider Application Date is currently age 85.

The Contract can also be purchased as an IRA or TSA (also known as a 403(b)). The endorsements required to qualify these annuities under the Code may limit or modify your rights and privileges under the Contract. We use the term "QUALIFIED CONTRACT" to refer to a Contract issued as an IRA, 403(b), or with a Qualified Plan.

Except for certain Qualified Contracts, you may change the Contract Owner at any time by written notice in a form satisfactory to us. Until we receive your written notice to change the Contract Owner, we are entitled to rely on the most recent information in our files. We will provide a change of ownership form to be signed by you and filed with us. Once we accept the change, the change will take effect as of the date you signed the request. We will not be liable for any payment or settlement made prior to accepting the change. Accordingly, if you wish to change the Contract Owner, you should deliver your written notice to us promptly. Each change is subject to any payment we make or other action we take before we accept it. Changing ownership of this Contract may cause adverse tax consequences and may not be allowed under Qualified Plans. Please consult with a competent tax advisor prior to making a request for a change of Contract Owner.


ANNUITANT
The ANNUITANT is the individual whose age determines the latest Payout Start Date and whose life determines the amount and duration of income payments (other than under Income Plan 3). If the Contract is a Non-Qualified


                                 16  PROSPECTUS

Contract, you also may designate a joint Annuitant, who is a second person on whose life income payments depend. Additional restrictions may apply in the case of Qualified Plans. The maximum age of the Annuitant on the date we receive the completed application for each Contract is 90.

If the Owner is a living person, the Owner may change the Annuitant before the Payout Start Date by written request in a form satisfactory to us. Once we accept a change, it takes effect on the date you signed the request. Each change is subject to any payment we make or other action we take before we accept it.

If you select the MAV Death Benefit Option, Annual Increase Death Benefit Option, or Enhanced Earnings Death Benefit Option, the maximum age of any Annuitant on the Rider Application Date is 79.

If you select the Spousal Protection Benefit (Co-Annuitant) Option, the maximum age of any Annuitant on the Rider Application date is age 90. If you select the Income Protection Benefit Option, the oldest Annuitant and joint Annuitant (if applicable) must be age 75 or younger on the Payout Start Date. If you select the SureIncome Withdrawal Benefit Option , the maximum age of any Annuitant on the Rider Application Date is currently age 85.

If you select an Income Plan that depends on the Annuitant or a joint Annuitant's life, we may require proof of age and sex before income payments begin and proof that the Annuitant or joint Annuitant is still alive before we make each payment.


CO-ANNUITANT
Contract Owners of IRA Contracts that meet the following conditions and that elect the Spousal Protection Benefit Option must name their spouse as a CO-ANNUITANT:

.. the individually owned Contract must be either a traditional, Roth or Simplified Employee Pension IRA;

.. the Contract Owner must be age 90 or younger on the Rider Application Date;

.. and the Co-Annuitant must be age 79 or younger on the Rider Application Date;
  and

.. the Co-Annuitant must be the sole Primary Beneficiary under the Contract.

Under the Spousal Protection Benefit Option, the Co-Annuitant will be considered to be an Annuitant during the Accumulation Phase, except the Co-Annuitant will not be considered to be an Annuitant for purposes of determining the Payout Start Date and the "Death of Annuitant" provision of your Contract does not apply upon the death of the Co-Annuitant. If you are single when you purchase this Contract, and are married later, you may add the Spousal Protection Benefit Option within six months of your marriage only if you provide proof of marriage in a form satisfactory to us. You may change the Co-Annuitant to a new spouse within six months of re-marriage only if you provide proof of remarriage in a form satisfactory to us. At any time, there may only be one Co-Annuitant under your Contract. The Co-Annuitant will be considered an Owner for the purposes of determining the age or birthday of the Owners under the MAV Death Benefit Option, the Annual Increase Death Benefit Option and the Enhanced Earnings Death Benefit Option. See "Spousal Protection Benefit Option and Death of Co-Annuitant" for more information.


BENEFICIARY
You may name one or more Primary and Contingent Beneficiaries when you apply for a Contract. The Primary Beneficiary is the person who may, in accordance with the terms of the Contract, elect to receive the death settlement ("DEATH PROCEEDS") or become the new Contract Owner pursuant to the Contract if the sole surviving Contract Owner dies before the Payout Start Date. If the sole surviving Contract Owner dies after the Payout Start Date, the Beneficiary will receive any guaranteed income payments scheduled to continue. A Contingent Beneficiary is the person selected by the Contract Owner who will exercise the rights of the Primary Beneficiary if all named Primary Beneficiaries die before the death of the sole surviving Contract Owner.

You may change or add Beneficiaries at any time, unless you have designated an irrevocable Beneficiary. We will provide a change of Beneficiary form to be signed by you and filed with us. After we accept the form, the change of Beneficiary will be effective as of the date you signed the form. Until we accept your written notice to change a Beneficiary, we are entitled to rely on the most recent Beneficiary information in our files. We will not be liable for any payment or settlement made prior to accepting the change. Accordingly, if you wish to change your Beneficiary, you should deliver your written notice to us promptly. Each Beneficiary change is subject to any payment made by us or any other action we take before we accept the change.

You may restrict income payments to Beneficiaries. We will provide a form to be signed by you and filed with us. Once we accept the form, the restriction will take effect as of the date you signed the request. Any restriction is subject to any payment made by us or any other action we take before we accept the request.

If you did not name a Beneficiary or, unless otherwise provided in the Beneficiary designation, if a named Beneficiary is no longer living and there are no other surviving Primary or Contingent Beneficiaries when the sole surviving Contract Owner dies, the new Beneficiary will be:

.. your spouse or, if he or she is no longer living,


                                 17  PROSPECTUS

.. your surviving children equally, or if you have no surviving children,

.. your estate.

If more than one Beneficiary survives you, we will divide the death benefit among the surviving Beneficiaries according to your most recent written instructions. If you have not given us written instructions in a form satisfactory to us, we will pay the death benefit in equal amounts to the surviving Beneficiaries. If there is more than one Beneficiary in a class (e.g., more than one Primary Beneficiary) and one of the Beneficiaries predeceases the Contract Owner (the Annuitant if the Contract owner is not a living person), the remaining Beneficiaries in that class will divide the deceased Beneficiary's share in proportion to the original share of the remaining Beneficiaries.

For purposes of this Contract, in determining whether a living person, including a Contract Owner, Primary Beneficiary, Contingent Beneficiary, or Annuitant ("Living Person A") has survived another living person, including a Contract Owner, Primary Beneficiary, Contingent Beneficiary, or Annuitant ("Living Person B"), Living Person A must survive Living Person B by at least 24 hours.
 Otherwise, Living Person A will be conclusively deemed to have predeceased Living Person B.

Where there are multiple Beneficiaries, we will only value the death proceeds at the time the first Beneficiary submits the necessary documentation in good order. Any death proceed amounts attributable to any Beneficiary which remain in the Variable Sub-accounts are subject to investment risk. If there is more than one Beneficiary taking shares of the death proceeds, each Beneficiary will be treated as a separate and independent owner of his or her respective share of the death proceeds. Each Beneficiary will exercise all rights related to his or her share of the death proceeds, including the sole right to select a death settlement option, subject to any restrictions previously placed upon the Beneficiary. Each Beneficiary may designate a Beneficiary(ies) for his or her respective share, but that designated Beneficiary(ies) will be restricted to the death settlement option chosen by the original Beneficiary.

If there is more than one Beneficiary and one of the Beneficiaries is a corporation, trust or other non-living person, all Beneficiaries will be considered to be non-living persons.


MODIFICATION OF THE CONTRACT
Only a Lincoln Benefit officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents has the authority to change or waive the provisions of the Contract. We may not change the terms of the Contract without your consent, except to conform the Contract to applicable law or changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.


ASSIGNMENT
You may not assign an interest in this Contract as collateral or security for a loan. However, you may assign periodic income payments under this Contract prior to the Payout Start Date. No Beneficiary may assign benefits under the Contract until they are due. We will not be bound by any assignment until the assignor signs it and files it with us. We are not responsible for the validity of any assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments. An assignment may also result in taxes or tax penalties. YOU SHOULD CONSULT WITH AN ATTORNEY BEFORE TRYING TO ASSIGN PERIODIC INCOME PAYMENTS UNDER YOUR CONTRACT.


PURCHASES
--------------------------------------------------------------------------------


MINIMUM PURCHASE PAYMENTS
The minimum initial purchase payment for Classic Contracts is $1,200 (Qualified or Non-Qualified Contracts); the minimum initial purchase payment for all other Non-Qualified Contracts is $10,000, ($2,000 for Qualified Contracts). All subsequent purchase payments under a Contract must be $1,000 or more ($100 for automatic payments). For CONSULTANT SOLUTIONS PLUS CONTRACTS, purchase payments do not include any Credit Enhancements. You may make purchase payments at any time prior to the Payout Start Date; however, any additional payments after the initial purchase payment may be limited in some states. Please consult with your representative for details. The total amount of purchase payments we will accept for each Contract without our prior approval is $1,000,000. We reserve the right to accept a lesser initial purchase payment amount or lesser subsequent purchase payment amounts. We reserve the right to limit the availability of the investment alternatives for additional investments. We also reserve the right to reject any application.


AUTOMATIC ADDITIONS PROGRAM
You may make subsequent purchase payments of $100 or more per month by automatically transferring money from your bank account. Please consult with your sales representative for detailed information. The AUTOMATIC ADDITIONS PROGRAM is not available for making purchase payments into the Dollar Cost Averaging Fixed Account Option.


ALLOCATION OF PURCHASE PAYMENTS
At the time you apply for a Contract, you must decide how to allocate your purchase payment among the


                                 18  PROSPECTUS
investment alternatives. The allocation you specify on your application will be effective immediately. All allocations must be in whole percents that total 100% or in whole dollars. You can change your allocations by calling 1-800-865-5237.

We will allocate your purchase payments to the investment alternatives according to your most recent instructions on file with us. Unless you notify us otherwise, we will allocate subsequent purchase payments according to the allocation for the previous purchase payment. We will effect any change in allocation instructions at the time we receive written notice of the change in good order.

For CONSULTANT SOLUTIONS SELECT CONTRACTS, the maximum amount that can be allocated during any single day to certain selected funds is $25,000. Please see the current list of funds affected by this restriction on page 28.

We will credit the initial purchase payment that accompanies your completed application to your Contract within 2 business days after we receive the payment at our home office. If your application is incomplete, we will ask you to complete your application within 5 business days. If you do so, we will credit your initial purchase payment to your Contract within that 5 business day period. If you do not, we will return your purchase payment at the end of the 5 business day period unless you expressly allow us to hold it until you complete the application. We will credit subsequent purchase payments to the Contract at the close of the business day on which we receive the purchase payment at our home office.

We use the term "business day" to refer to each day Monday through Friday that the New York Stock Exchange is open for business. We also refer to these days as "VALUATION DATES." Our business day closes when the New York Stock Exchange closes for regular trading, usually 4:00 p.m. Eastern Time (3:00 p.m. Central
Time). If we receive your purchase payment after 3:00 p.m. Central Time on any Valuation Date, we will credit your purchase payment using the Accumulation Unit Values computed for the next Valuation Date.


CREDIT ENHANCEMENT
For CONSULTANT SOLUTIONS PLUS CONTRACTS, each time you make a purchase payment, we will add to your Contract Value a Credit Enhancement equal to 4% of the purchase payment if the oldest Contract Owner, or, if the Contract Owner is a non-living person, the oldest Annuitant, is age 85 or younger on the date we receive the completed application for the Contract ("Application Date"). If the oldest Contract Owner or, if the Owner is a non-living person, the oldest Annuitant is age 86 or older and 90 or younger on the Application Date, we will add to your Contract Value a Credit Enhancement equal to 2% of the purchase payment. The thresholds apply individually to each CONSULTANT SOLUTIONS PLUS CONTRACT you own. The additional Credit Enhancements and their corresponding thresholds are as follows:

      ADDITIONAL CREDIT           CUMULATIVE PURCHASE
    ENHANCEMENT FOR LARGE       PAYMENTS LESS CUMULATIVE
          CONTRACTS             WITHDRAWALS MUST EXCEED:

0.50% of the purchase payment           $500,000

1.00% of the purchase payment          $1,000,000


If, during the first Contract Year only, the cumulative purchase payments less cumulative withdrawals exceed the thresholds, the additional credit enhancement will apply to prior purchase payments, less cumulative withdrawals, and will be added to the Contract Value as of the date of the most recent purchase payment. The additional credit enhancement will be applied only once to any given purchase payment, current or prior.

If you exercise your right to cancel the Contract during the Trial Examination Period, the amount we refund to you will not include any Credit Enhancement. See "TRIAL EXAMINATION PERIOD" below for details. The CONSULTANT SOLUTIONS PLUS CONTRACT may not be available in all states.

We will allocate any Credit Enhancements to the investment alternatives according to the allocation instructions you have on file with us at the time we receive your purchase payment. We will allocate each Credit Enhancement among the investment alternatives in the same proportions as the most recent purchase payment. We do not consider Credit Enhancements to be investments in the Contract for income tax purposes.

We use a portion of the withdrawal charge and mortality and expense risk charge to help recover the cost of providing the Credit Enhancement under the Contract. See "Expenses." Under certain circumstances (such as a period of poor market performance) the cost associated with the Credit Enhancement may exceed the sum of the Credit Enhancement and any related earnings. You should consider this possibility before purchasing the Contract.

TRIAL EXAMINATION PERIOD

You may cancel your Contract by providing us with written notice within the Trial Examination Period, which is the 20 day period after you receive the Contract, or such longer period that your state may require. If you exercise this "RIGHT TO CANCEL," the Contract terminates and we will pay you the full amount of your purchase payments allocated to the Fixed Account. We also will return your purchase payments allocated to the Variable Account adjusted, to the extent federal or state law permits, to reflect investment gain or loss, including the deduction of mortality and expense risk charges and administrative expense charges, that occurred from the date of allocation through the date of cancellation. If your Contract is qualified under Code Section 408(b), we will


                                 19  PROSPECTUS
refund the greater of any purchase payments or the Contract Value.

For CONSULTANT SOLUTIONS PLUS CONTRACTS, we have received regulatory relief to enable us to recover the amount of any Credit Enhancement applied to Contracts that are cancelled during the Trial Examination Period. The amount we return to you upon exercise of this Right to Cancel will not include any Credit Enhancement. In states where required, we will return the amount of your purchase payments. In other states, we will return the amount of your purchase payments, reduced by the amount of any mortality and expense risk charges and administrative expense charges deducted prior to cancellation, and adjusted by any investment gain or loss associated with:

.. your Variable Account purchase payments; and

.. any portion of the Credit Enhancement assigned to the Variable Sub-accounts.

We reserve the right to allocate your purchase payments to the PIMCO VIT Money Market - Administrative Shares Sub-Account during the Trial Examination Period. For Contracts purchased in California by persons age 60 and older, you may
elect to defer until the end of the Trial Examination   Period allocation of
your purchase payment to the Variable Sub-accounts.  Unless you instruct otherwise, upon making this election, your purchase payment will be allocated to the PIMCO VIT Money Market - Administrative Shares Sub-Account. On the next Valuation Date 40 day after the issue date, your Contract Value will then be reallocated in accordance with your most recent investment allocation instructions.

State laws vary and may require a different period, other variations or adjustments. Please refer to your Contract for any state specific information.


                                 20  PROSPECTUS

CONTRACT LOANS FOR 403(B) CONTRACTS
--------------------------------------------------------------------------------

Subject to the restrictions described below, we will make loans to the Contract Owner of a Contract used in connection with a Tax Sheltered Annuity Plan ("TSA
Plan") under Section 403(b) of the Internal Revenue Code.   Such loans may not
be available in all states. Loans are not available under non-qualified Contracts. We will only make loans after the right to cancel period and before the Payout Start Date. All loans are subject to the terms of the Contract, the relevant qualified plan, and the Internal Revenue Code, which impose restrictions on loans. Loans may not be available with all rider options.

We will not make a loan to you if the total of the requested loan and your unpaid outstanding loans will be greater than the amount available for full withdrawal, including any applicable Market Value Adjustment, under your Contract on the date of the loan. In addition, you may not borrow a loan if the total of the requested loan and all of your loans under TSA Plans with the same employer is more than the lesser of (a) or (b) where:

  (a) equals $50,000 minus the excess of the highest outstanding loan balance during the prior 12 months over the current outstanding loan balance; and

  (b) equals the greater of $10,000 or half of the amount available for full withdrawal.

The minimum loan amount is $1,000.

To request a Contract loan, write to us at the address given on the first page of the prospectus. You alone are responsible for ensuring that your loan and repayments comply with tax requirements. Loans made before the Payout Start Date are generally treated as distributions under the Contract, and may be subject to withholding and tax penalties for early distributions. Some of these requirements are stated in Section 72 of the Internal Revenue Code. Please seek advice from your plan administrator or tax advisor.

When we make a loan, we will transfer an amount equal to the loan amount from the Variable Account and/or the Fixed Account Options to the Loan Account as collateral for the loan. The Loan Account is an account established for amounts transferred from the Variable Sub-accounts or Fixed Account Options as security for an outstanding Contract loan. We will transfer to the Loan Account amounts from each Variable Sub-account in proportion to the total assets in all Variable Sub-accounts. If your loan amount is greater than your Contract Value in the Variable Sub-accounts, we will transfer the remaining required collateral from the Market Value Adjusted or Standard Fixed Account Option. If your loan amount is greater than your contract value in the Variable Sub-accounts and the Market Value Adjusted or Standard Fixed Account Option, we will transfer the remaining required collateral from the Dollar Cost Averaging Fixed Account Options.

We will not charge a Withdrawal Charge on the loan or on the transfer from the Variable Sub-accounts or any of the Fixed Account Options. We may, however, apply a Market Value Adjustment to a transfer from the Market Value Adjusted Fixed Account to the Loan Account. If we do, we will increase or decrease the amount remaining in the Market Value Adjusted Fixed Account by the amount of the Market Value Adjustment, so that the net amount transferred to the Loan Account will equal the desired loan amount. We will charge a Withdrawal Charge and apply a Market Value Adjustment, if applicable, on a distribution to repay the loan in full, in the event of loan default.

We will credit interest to the amounts in the Loan Account. The annual interest rate credited to the Loan Account will be the greater of: (a) an annual effective rate of 3%; or (b) the loan interest rate minus 2.25%. The value of the amounts in the Loan Account are not affected by the changes in the value of the Variable Sub-accounts.

When you take out a loan, we will set the loan interest rate. That rate will apply to your loan until it is repaid. From time to time, we may change the loan interest rate applicable to new loans. We also reserve the right to change the terms of new loans.

We will subtract the outstanding Contract loan balance, including accrued but unpaid interest, from:

  (1) the Death Proceeds;

  (2) full withdrawal proceeds;

  (3) the amount available for partial withdrawal; and

  (4) the amount applied on the Payout Start Date to provide income payments.

If a New Owner elects to continue the Contract under Death of Owner Option D, the new Contract Value will be reduced by the amount of the loan outstanding plus accrued interest and the loan will be canceled.

Usually you must repay a Contract loan within five years of the date the loan is made. Scheduled payments must be level, amortized over the repayment period, and made at least quarterly. We may permit a repayment period of 15 or 30 years if the loan proceeds are used to acquire your principal residence. We may also permit other repayment periods.

You must mark your loan repayments as such. We will assume that any payment received from you is a Purchase Payment, unless you tell us otherwise. Generally, loan payments are allocated to the Variable Sub-account(s) in the proportion that you have selected for your most recent Purchase Payment. Allocations of loan payments are not permitted to the Fixed Accounts (Standard Fixed Account, Market Value Adjusted Account, and Dollar Cost Averaging Fixed Account Option). If your Purchase


                                 21  PROSPECTUS

Payment allocation includes any of the Fixed Accounts, the percentages allocated to the Fixed Accounts will be allocated instead to the PIMCO Money Market Sub-account.

If you do not make a loan payment when due, we will continue to charge interest on your loan. We also will declare the entire loan in default. We will subtract the defaulted loan balance plus accrued interest from any future distribution under the Contract and keep it in payment of your loan. Any defaulted amount plus interest will be treated as a distribution for tax purposes (as permitted by law). As a result, you may be required to pay taxes on the defaulted amount and incur the early withdrawal tax penalty. Until we are permitted by law to extinguish a defaulted loan, we will continue to charge interest and add unpaid interest to your outstanding loan balance.

If the total loan balance exceeds the amount available for full withdrawal, we will mail written notice to your last known address. The notice will state the amount needed to maintain the Contract in force. If we do not receive payment of this amount within 31 days after we mail this notice, we will terminate your Contract.

We may defer making any loan for 6 months after you ask us for a loan, unless the loan is to pay a premium to us.


CONTRACT VALUE
--------------------------------------------------------------------------------

On the Issue Date, the CONTRACT VALUE is equal to your initial purchase payment (for CONSULTANT SOLUTIONS PLUS CONTRACTS, your initial purchase payment plus the Credit Enhancement).

Thereafter, your Contract Value at any time during the Accumulation Phase is equal to the sum of the value of your Accumulation Units in the Variable Sub-accounts you have selected, plus your value in the Fixed Account Option(s) offered by your Contract.


ACCUMULATION UNITS
To determine the number of Accumulation Units of each Variable Sub-account to allocate to your Contract, we divide (i) the amount of the purchase payment or transfer you have allocated to a Variable Sub-account by (ii) the Accumulation Unit Value of that Variable Sub-account next computed after we receive your payment or transfer. For example, if we receive a $10,000 purchase payment allocated to a Variable Sub-account when the Accumulation Unit Value for the Sub-account is $10, we would credit 1,000 Accumulation Units of that Variable Sub-account to your Contract. For CONSULTANT SOLUTIONS PLUS CONTRACTS, we would credit your Contract additional Accumulation Units of the Variable Sub-account to reflect the Credit Enhancement paid on your purchase payment. See "Credit Enhancement." Withdrawals and transfers from a Variable Sub-account would, of course, reduce the number of Accumulation Units of that Sub-account allocated to your Contract.


ACCUMULATION UNIT VALUE
As a general matter, the Accumulation Unit Value for each Variable Sub-Account for each Contract will rise or fall to reflect:

.. changes in the share price of the Portfolio in which the Variable Sub-Account invests, and

.. the deduction of amounts reflecting the mortality and expense risk charge, administrative expense charge, and any provision for taxes that have accrued since we last calculated the Accumulation Unit Value.

We determine any applicable withdrawal charges, Rider Fees (if applicable), transfer fees, and contract maintenance charges separately for each Contract. They do not affect the Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units. For details on how we compute Accumulation Unit Values, please refer to the Statement of Additional Information.

We determine a separate Accumulation Unit Value for each Variable Sub-Account for each Contract on each Valuation Date. We also determine a separate set of Accumulation Unit Values that reflect the cost of each optional benefit, or available combination thereof, offered under the Contract.

YOU SHOULD REFER TO THE PROSPECTUSES FOR THE FUNDS FOR A DESCRIPTION OF HOW THE ASSETS OF EACH PORTFOLIO ARE VALUED, SINCE THAT DETERMINATION DIRECTLY BEARS ON THE ACCUMULATION UNIT VALUE OF THE CORRESPONDING VARIABLE SUB-ACCOUNT AND, THEREFORE, YOUR CONTRACT VALUE.


TRUERETURN ACCUMULATION BENEFIT OPTION
We offer the TRUERETURN ACCUMULATION BENEFIT OPTION, which is available for an additional fee. The TrueReturn Accumulation Benefit Option guarantees a minimum Contract Value on the "RIDER MATURITY DATE." The Rider Maturity Date is determined by the length of the Rider Period which you select. The Option provides no minimum Contract Value if the Option terminates before the Rider Maturity Date. See "Termination of the TrueReturn Accumulation Benefit Option" below for details on termination.

The TrueReturn Accumulation Benefit Option is available at time of application for the Contract, or the date we receive a written request to add the option, whichever is later, subject to availability and issue requirements. Currently, you may not add the TrueReturn Option to your Contract after Contract issue without prior approval if your Contract Value is greater than $1,000,000 at the time you try to add the TrueReturn Option. Currently, you may have only one


                                 22  PROSPECTUS

TrueReturn Accumulation Benefit Option in effect on your Contract at one time. You may have only either the TrueReturn Accumulation Benefit Option or the SureIncome Option in effect on your Contract at one time. The TrueReturn Accumulation Benefit Option has no maximum issue age, however the Rider Maturity Date must occur before the latest Payout Start Date, which is the later of the youngest Annuitant's 99th birthday or the 10th Contract Anniversary. Once added to your Contract, the TrueReturn Accumulation Benefit Option may be cancelled at any time on or after the 5th Rider Anniversary by:

.. notifying us in writing in a form satisfactory to us; or

.. changing your investment allocations or making other changes so that that the allocation of investment alternatives no longer adheres to the investment requirements for the TrueReturn Accumulation Benefit Option. For more information regarding investment requirements for this Option, see the "Investment Requirements" section below.

The "RIDER ANNIVERSARY" is the anniversary of the Rider Date. We reserve the right to extend the date on which the TrueReturn Accumulation Benefit Option may be cancelled to up to the 10th Rider Anniversary at any time in our sole discretion. Any change we make will not apply to a TrueReturn Accumulation Benefit Option that was added to your Contract prior to the implementation date of the change.

When you add the TrueReturn Accumulation Benefit Option to your Contract, you must select a Rider Period and a Guarantee Option. The Rider Period and Guarantee Option you select determine the AB Factor, which is used to determine the Accumulation Benefit, described below. The "RIDER PERIOD" begins on the Rider Date and ends on the Rider Maturity Date. The "RIDER DATE" is the date the TrueReturn Accumulation Benefit Option was made a part of your Contract. We currently offer Rider Periods ranging from 8 to 20 years depending on the Guarantee Option you select. You may select any Rider Period from among those we currently offer, provided the Rider Maturity Date occurs prior to the latest Payout Start Date. We reserve the right to offer additional Rider Periods in the future, and to discontinue offering any of the Rider Periods at any time.
 We currently offer two "GUARANTEE OPTIONS," Guarantee Option 1 and Guarantee Option 2. The Guarantee Option you select has specific investment requirements, which are described in the "Investment Requirements" section below and may depend upon the Rider Date. We reserve the right to offer additional Guarantee Options in the future, and to discontinue offering any of the Guarantee Options at any time. After the Rider Date, the Rider Period and Guarantee Option may not be changed.

The TrueReturn Accumulation Benefit Option may not be available in all states.
 We may discontinue offering the TrueReturn Accumulation Benefit Option at any time.

ACCUMULATION BENEFIT.

On the Rider Maturity Date, if the Accumulation Benefit is greater than the Contract Value, the Contract Value will be increased to equal the Accumulation Benefit. The excess amount of any such increase will be allocated to the PIMCO Money Market Variable Sub-account. You may transfer the excess amount out of the PIMCO Money Market Variable Sub-account and into another investment alternative at any time thereafter. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee. Prior to the Rider Maturity Date, the Accumulation Benefit will not be available as a Contract Value, Settlement Value, or Death Proceeds. Additionally, we will not pay an Accumulation Benefit if the TrueReturn Accumulation Benefit Option is terminated for any reason prior to the Rider Maturity Date. After the Rider Maturity Date, the TrueReturn Accumulation Benefit Option provides no additional benefit.

The "ACCUMULATION BENEFIT" is equal to the Benefit Base multiplied by the AB Factor. The "AB FACTOR" is determined by the Rider Period and Guarantee Option you selected as of the Rider Date. The following table shows the AB Factors available for the Rider Periods and Guarantee Options we currently offer.

                AB FACTORS
  RIDER PERIOD      GUARANTEE     GUARANTEE
(NUMBER OF YEARS)   OPTION 1      OPTION 2
---------------------------------------------
        8            100.0%           NA
---------------------------------------------
        9            112.5%           NA
---------------------------------------------
       10            125.0%        100.0%
---------------------------------------------
       11            137.5%        110.0%
---------------------------------------------
       12            150.0%        120.0%
---------------------------------------------
       13            162.5%        130.0%
---------------------------------------------
       14            175.0%        140.0%
---------------------------------------------
       15            187.5%        150.0%
---------------------------------------------
       16            200.0%        160.0%
---------------------------------------------
       17            212.5%        170.0%
---------------------------------------------
       18            225.0%        180.0%
---------------------------------------------
       19            237.5%        190.0%
---------------------------------------------
       20            250.0%        200.0%
---------------------------------------------


The following examples illustrate the Accumulation Benefit calculations under Guarantee Options 1 and 2 on the Rider Maturity Date. For the purpose of illustrating the Accumulation Benefit calculation, the examples assume the Benefit Base is the same on the Rider Date and the Rider Maturity Date.

 Example 1: Guarantee Option 1

Guarantee Option:                            1
Rider Period:                               15
AB Factor:                                187.5%
Rider Date:                               1/2/04
Rider Maturity Date:                      1/2/19
Benefit Base on Rider Date:               $50,000
Benefit Base on rider Maturity Date:      $50,000


On the Rider Maturity Date (1/2/19):
Accumulation Benefit  = Benefit Base on Rider Maturity
                       Date X AB Factor
                       = $50,000 X 187.5%
                       = $93,750




                                 23  PROSPECTUS

Example 2: Guarantee Option 2

Guarantee Option:                            2
Rider Period:                               15
AB Factor:                                150.0%
Rider Date:                               1/2/04
Rider Maturity Date:                      1/2/19
Benefit Base on Rider Date:               $50,000
Benefit Base on rider Maturity Date:      $50,000


On the Rider Maturity Date (1/2/19):
Accumulation Benefit  = Benefit Base on Rider Maturity
                       Date X AB Factor
                       = $50,000 X 150.0%
                       = $75,000


Guarantee Option 1 offers a higher AB Factor and more rider periods than Guarantee Option 2. Guarantee Option 1 and Guarantee Option 2 have different investment restrictions. See "Investment Requirements" below for more information.


BENEFIT BASE.
The Benefit Base is used solely for purposes of determining the Rider Fee and the Accumulation Benefit. The Benefit Base is not available as a Contract Value, Settlement Value, or Death Proceeds. On the Rider Date, the "Benefit Base" is equal to the Contract Value. After the Rider Date, the Benefit Base will be recalculated for purchase payments and withdrawals as follows:

.. The Benefit Base will be increased by purchase payments (and Credit
  Enhancements for CONSULTANT SOLUTIONS PLUS CONTRACTS) made prior to or on the first Contract Anniversary following the Rider Date. Subject to the terms and conditions of your Contract, you may add purchase payments after this date, but they will not be included in the calculation of the Benefit Base.
   THEREFORE, IF YOU PLAN TO MAKE PURCHASE PAYMENTS AFTER THE FIRST CONTRACT ANNIVERSARY FOLLOWING THE RIDER DATE, YOU SHOULD CONSIDER CAREFULLY WHETHER THIS OPTION IS APPROPRIATE FOR YOUR NEEDS.

.. The Benefit Base will be decreased by a Withdrawal Adjustment for each withdrawal you make. The Withdrawal Adjustment is equal to (a) divided by
  (b), with the result multiplied by (c), where:

  (a) = the withdrawal amount;

  (b) = the Contract Value immediately prior to the withdrawal; and

  (c) = the Benefit Base immediately prior to the withdrawal.

Withdrawals taken prior to annuitization (referred to in this prospectus as the Payout Phase) are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. A withdrawal charge also may apply. See Appendix G for numerical examples that illustrate how the Withdrawal Adjustment is applied.

The Benefit Base will never be less than zero.

INVESTMENT REQUIREMENTS.

If you add the TrueReturn Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest during the Rider Period. The specific requirements will depend on the model portfolio option ("Model Portfolio Option") you have selected and the effective date of your TrueReturn Option. These requirements are described below in more detail. These requirements may include, but are not limited to, maximum investment limits on certain Variable Sub-accounts or on certain Fixed Account Options, exclusion of certain Variable Sub-accounts or of certain Fixed Account Options, required minimum allocations to certain Variable Sub-accounts, and restrictions on transfers to or from certain investment alternatives.

We may also require that you use the Automatic Portfolio Rebalancing Program.
 We may change the specific requirements that are applicable to a Guarantee Option or a Model Portfolio Option available under a Guarantee Option at any time in our sole discretion. Any changes we make will not apply to a TrueReturn Option that was made part of your Contract prior to the implementation date of the change, except for changes made due to a change in investment alternatives available under the Contract. Any changes we make will not apply to a new TrueReturn Option elected subsequent to the change pursuant to the Rider Trade-In Option.

If you have an outstanding loan balance, you may not elect the TrueReturn Option until the outstanding balance has been repaid. If you elect the TrueReturn Option, we will not make a policy loan to you until the TrueReturn Option matures or is cancelled.

When you add the TrueReturn Option to your Contract, you must allocate your entire Contract Value as follows:

1) to a model portfolio option ("Model Portfolio Option") available with the Guarantee Option you selected, as defined below; or


                                 24  PROSPECTUS

2) to the DCA Fixed Account Option and then transfer all purchase payments (and Credit Enhancements for CONSULTANT SOLUTIONS PLUS Contracts) and interest according to a Model Portfolio Option available for use with the Guarantee Option you selected; or

3) to a combination of (1) and (2) above.

For (2) and (3) above, the requirements for the DCA Fixed Account Option must be met. See the "Dollar Cost Averaging Fixed Account Option" section of this prospectus for more information.

On the Rider Date, you must select only one of the Model Portfolio Options in which to allocate your Contract Value. After the Rider Date, you may transfer your entire Contract Value to any of the other Model Portfolio Options available with your Guarantee Option. We currently offer several Model Portfolio Options with each of the available Guarantee Options. The Model Portfolio Options that are available under Guarantee Options may differ depending upon the effective date of your TrueReturn Option. Please refer to the Model Portfolio Option 1, Model Portfolio Option 2 and TrueBalance/SM/ Model Portfolio Options sections below for more details. We may add other Model Portfolio Options in the future.
 We also may remove Model Portfolio Options in the future anytime prior to the date you select such Model Portfolio Option. In addition, if the investment alternatives available under the Contract change, we may revise the Model Portfolio Options. The following table summarizes the Model Portfolio Options currently available for use with each Guarantee Option under the TrueReturn
Option:

                           GUARANTEE OPTION 1                                      GUARANTEE OPTION 2
--------------------------------------------------------------------------------------------------------------
* Model Portfolio Option 1                                                 * Model Portfolio Option 2
* TrueBalance Conservative Model Portfolio Option                          * TrueBalance Conservative Model
* TrueBalance Moderately Conservative Model Portfolio Option                Portfolio Option
                                                                           * TrueBalance Moderately
                                                                            Conservative Model Portfolio
                                                                            Option
                                                                           * TrueBalance Moderate Model
                                                                            Portfolio Option
                                                                           * TrueBalance Moderately Aggressive
                                                                            Model Portfolio Option
                                                                           * TrueBalance Aggressive Model
                                                                            Portfolio Option
--------------------------------------------------------------------------------------------------------------


You may not allocate any of your Contract Value to the Standard Fixed Account Option or to the MVA Fixed Account Option. You must transfer any portion of your Contract Value that is allocated to the Standard Fixed Account Option or to the MVA Fixed Account Option to the Variable Sub-accounts prior to adding the TrueReturn Option to your Contract. Transfers from the MVA Fixed Account Option may be subject to a Market Value Adjustment. You may allocate any portion of your purchase payments (and Credit Enhancements for CONSULTANT SOLUTIONS PLUS CONTRACTS) to the DCA Fixed Account Option on the Rider Date, provided the DCA Fixed Account Option is available with your Contract and in your state. See the "Dollar Cost Averaging Fixed Account Option" section of this prospectus for more information. We use the term "Transfer Period Account" to refer to each purchase payment allocation made to the DCA Fixed Account Option for a specified term length. At the expiration of a Transfer Period Account any remaining amounts in the Transfer Period Account will be transferred to the Variable Sub-Accounts according to the percentage allocations for the Model Portfolio Option you selected.

Any subsequent purchase payments (and Credit Enhancements for CONSULTANT SOLUTIONS PLUS CONTRACTS) made to your Contract will be allocated to the Variable Sub-Accounts according to your most recent instructions on file with us. You must comply with any required percentage allocations for the Model Portfolio Option you have selected. You may also request that purchase payments
 (and Credit Enhancement for CONSULTANT SOLUTIONS PLUS CONTRACTS) be allocated to the DCA Fixed Account Option.

MODEL PORTFOLIO OPTION 1.

If you choose Model Portfolio Option 1 or transfer your entire Contract Value into Model Portfolio Option 1, you must allocate a certain percentage of your Contract Value into each of three asset categories. Please note that certain investment alternatives are not available under Model Portfolio Option 1. You may choose the Variable Sub-Accounts in which you want to invest, provided you maintain the percentage allocation requirements for each category. You may also make transfers among the Variable Sub-Accounts within each category at any time, provided you maintain the percentage allocation requirements for each category.
 However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee.

Effective May 1, 2005, certain Variable Sub-Accounts under Model Portfolio 1 have been reclassified into different asset categories. These changes apply to TrueReturn Accumulation Benefit Options effective both prior to and on or after May 1, 2005. The following table describes the percentage allocation requirements for Model Portfolio Option 1 and Variable Sub-Accounts available under each category:

                      MODEL PORTFOLIO OPTION 1
---------------------------------------------------------------------

                           20% Category A
                           50% Category B
                           30% Category C
                            0% Category D
---------------------------------------------------------------------
CATEGORY A
Fidelity VIP Money Market - Service Class 2 Sub-Account
PIMCO VIT Money Market - Administrative Shares Sub-Account
---------------------------------------------------------------------

                                 25  PROSPECTUS

CATEGORY B
Fidelity VIP Investment Grade Bond - Service Class 2 Sub-Account
Legg Mason Partners Variable High Yield Bond - Class II
 Sub-Account(1)
MFS High Income - Service Class Sub-Account
PIMCO VIT Foreign Bond (U.S. Dollar-Hedged) - Administrative Shares
 Sub-Account
PIMCO VIT Real Return - Administrative Shares Sub-Account
PIMCO VIT Total Return - Administrative Shares Sub-Account
Van Kampen LIT Government, Class II Sub-Account
Van Kampen UIF U.S. Real Estate, Class II Sub-Account(2)
---------------------------------------------------------------------
CATEGORY C
AIM V.I. Basic Value - Series II Sub-Account
AIM V.I. Core Equity - Series II Sub-Account(3)
AIM V.I. Mid Cap Core Equity - Series II Sub-Account
Fidelity VIP Contrafund(R)  - Service Class 2 Sub-Account
Fidelity VIP Equity-Income - Service Class 2 Sub-Account
Fidelity VIP Index 500 - Service Class 2 Sub-Account
Fidelity VIP Overseas - Service Class 2 Sub-Account
Fidelity VIP Asset Manager(SM) - Service Class 2 Sub-Account
Janus Aspen Series Foreign Stock - Service Shares Sub-Account
Janus Aspen Series Forty - Service Shares Sub-Account
Janus Aspen Series Mid Cap Value - Service Shares Sub-Account
Janus Aspen Series INTECH Risk-Managed Core - Service Shares
 Sub-Account
Janus Aspen Series Balanced - Service Shares Sub-Account
Janus Aspen Series Small Company Value - Service Shares Sub-Account Legg Mason Partners Variable All Cap - Class II Sub-Account(1)
Legg Mason Partners Variable Investors - Class II Sub-Account(1)
MFS Investors Trust - Service Class Sub-Account
MFS Total Return - Service Class Sub-Account
MFS Investors Growth Stock - Service Class Sub-Account
MFS Value - Service Class Sub-Account
Oppenheimer MidCap/VA - Service Shares Sub-Account(4)
Oppenheimer Main Street Small Cap(R)/VA - Service Shares Sub-Account Premier VIT OpCap Renaissance Sub-Account
Premier VIT OpCap Balanced Sub-Account
Rydex VT Sector Rotation Sub-Account
T. Rowe Price Equity Income - II Sub-Account
T. Rowe Price Blue Chip Growth - II Sub-Account
Van Eck Worldwide Absolute Return Sub-Account
Van Kampen LIT Growth and Income, Class II Sub-Account
---------------------------------------------------------------------
CATEGORY D (VARIABLE SUB-ACCOUNTS NOT AVAILABLE UNDER MODEL PORTFOLIO
 OPTION 1)
AIM V.I. Capital Appreciation - Series II Sub-Account
AIM V.I. Demographic Trends - Series II Sub-Account
Alger American Growth - Class S Sub-Account
Alger American Leveraged AllCap - Class S Sub-Account
Alger American MidCap Growth - Class S Sub-Account
Fidelity VIP Growth - Service Class 2 Sub-Account
MFS New Discovery - Service Class Sub-Account
Oppenheimer Global Securities/VA - Service Shares Sub-Account
Van Eck Worldwide Emerging Markets Sub-Account
Van Eck Worldwide Hard Assets Sub-Account
Van Kampen LIT Aggressive Growth, Class II Sub-Account
Van Kampen UIF Equity Growth, Class II Sub-Account(2)
---------------------------------------------------------------------

(1) Effective May 1, 2006, the Salomon Brothers Variable Series Funds Inc. changed its name to Legg Mason Partners Variable Portfolios I, Inc. We have made a corresponding name change to the Variable Sub-Accounts that invest in the portfolios of the Legg Mason Partners Variable Portfolio I, Inc.

(2) Morgan Stanley Investment Management Inc., the investment advisor to the Van Kampen UIF Portfolios, does business in certain instances as Van Kampen.

(3) Effective May 1, 2006, the AIM V.I. Premier Equity Fund - Series II was reorganized into the AIM V.I. Core Equity Fund - Series II.

(4) Effective May 1, 2006, the Oppenheimer Aggressive Growth Fund/ VA-Service Shares changed its name to the Oppenheimer MidCap Fund/VA - Service Shares.

EACH CALENDAR QUARTER, WE WILL USE THE AUTOMATIC PORTFOLIO REBALANCING PROGRAM TO AUTOMATICALLY REBALANCE YOUR CONTRACT VALUE IN EACH VARIABLE SUB-ACCOUNT AND RETURN IT TO THE PERCENTAGE ALLOCATION REQUIREMENTS FOR MODEL PORTFOLIO OPTION
1.  WE WILL USE THE PERCENTAGE ALLOCATIONS AS OF YOUR MOST RECENT INSTRUCTIONS.

MODEL PORTFOLIO OPTION 2.

The investment requirements under Model Portfolio Option 2 depend on the effective date of your TrueReturn Accumulation Benefit Option.

Rider Date prior to May 1, 2005
If your TrueReturn Accumulation Benefit Option Rider Date is prior to May 1, 2005, and you choose Model Portfolio Option 2 or transfer your entire Contract Value into Model Portfolio Option 2 under Guarantee Option 2, you must allocate your Contract Value among four asset categories in accordance with the percentage allocation requirements set out in the table below. You may choose the Variable Sub-Accounts in which you want to invest, provided you maintain the percentage allocation requirements for each category. You may also make transfers among the Variable Sub-Accounts within each category at any time, provided you maintain the percentage allocation requirements for each category.
 However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The following table describes the percentage allocation requirements for Model Portfolio Option 2 (Rider Date prior to May 1, 2005) and the Variable Sub-Accounts available under each category:

     MODEL PORTFOLIO OPTION 2 (RIDER DATE PRIOR TO MAY 1, 2005)
---------------------------------------------------------------------

                           10% Category A
                           20% Category B
                           50% Category C
                           20% Category D
---------------------------------------------------------------------
CATEGORY A
Fidelity VIP Money Market - Service Class 2 Sub-Account
PIMCO VIT Money Market - Administrative Shares Sub-Account
---------------------------------------------------------------------
CATEGORY B
Fidelity VIP Investment Grade Bond - Service Class 2 Sub-Account
Legg Mason Partners Variable High Yield Bond - Class II
 Sub-Account(1)
MFS High Income - Service Class Sub-Account
PIMCO VIT Foreign Bond (U.S. Dollar-Hedged) - Administrative Shares
 Sub-Account
PIMCO VIT Real Return - Administrative Shares Sub-Account
PIMCO VIT Total Return - Administrative Shares Sub-Account
Van Kampen LIT Government, Class II Sub-Account
Van Kampen UIF U.S. Real Estate, Class II Sub-Account(2)
---------------------------------------------------------------------

                                 26  PROSPECTUS

CATEGORY C
AIM V.I. Basic Value - Series II Sub-Account
AIM V.I. Mid Cap Core Equity - Series II Sub-Account
Fidelity VIP Equity-Income - Service Class 2 Sub-Account
Fidelity VIP Index 500 - Service Class 2 Sub-Account
Fidelity VIP Asset Manager(SM) - Service Class 2 Sub-Account
Janus Aspen Series Mid Cap Value - Service Shares Sub-Account
Janus Aspen Series INTECH Risk-Managed Core - Service Shares
 Sub-Account
Janus Aspen Series Balanced - Service Shares Sub-Account
Janus Aspen Series Small Company Value - Service Shares Sub-Account Legg Mason Partners Variable Investors - Class II Sub-Account(1)
MFS Investors Trust - Service Class Sub-Account
MFS Total Return - Service Class Sub-Account
MFS Value - Service Class Sub-Account
Oppenheimer MidCap/VA - Service Shares Sub-Account(4)
Premier VIT OpCap Balanced Sub-Account
Premier VIT OpCap Renaissance Sub-Account
T. Rowe Price Equity Income - II Sub-Account
Van Eck Worldwide Absolute Return Sub-Account
Van Kampen LIT Growth and Income, Class II Sub-Account
---------------------------------------------------------------------
CATEGORY D
AIM V.I. Capital Appreciation - Series II Sub-Account
AIM V.I. Core Equity - Series II Sub-Account(3)
AIM V.I. Demographic Trends - Series II Sub-Account
Alger American Growth - Class S Sub-Account
Alger American Leveraged AllCap - Class S Sub-Account
Alger American MidCap Growth - Class S Sub-Account
Fidelity VIP Contrafund(R)  - Service Class 2 Sub-Account
Fidelity VIP Growth - Service Class 2 Sub-Account
Fidelity VIP Overseas - Service Class 2 Sub-Account
Janus Aspen Series Foreign Stock - Service Shares Sub-Account
Janus Aspen Series Forty - Service Shares Sub-Account
Legg Mason Partners Variable All Cap - Class II Sub-Account(1)
MFS New Discovery - Service Class Sub-Account
MFS Investors Growth Stock - Service Class Sub-Account
Oppenheimer Global Securities/VA - Service Shares Sub-Account Oppenheimer Main Street Small Cap(R)/VA - Service Shares Sub-Account Rydex VT Sector Rotation Sub-Account
T. Rowe Price Blue Chip Growth - II Sub-Account
Van Eck Worldwide Emerging Markets Sub-Account
Van Eck Worldwide Hard Assets Sub-Account
Van Kampen LIT Aggressive Growth, Class II Sub-Account
Van Kampen UIF Equity Growth, Class II Sub-Account(2)
---------------------------------------------------------------------

(1) Effective May 1, 2006, the Salomon Brothers Variable Series Funds Inc. changed its name to Legg Mason Partners Variable Portfolios I, Inc. We have made a corresponding name change to the Variable Sub-Accounts that invest in the portfolios of the Legg Mason Partners Variable Portfolio I, Inc.

(2) Morgan Stanley Investment Management Inc., the investment advisor to the Van Kampen UIF Portfolios, does business in certain instances as Van Kampen.

(3) Effective May 1, 2006, the AIM V.I. Premier Equity Fund - Series II was reorganized into the AIM V.I. Core Equity Fund - Series II.

(4) Effective May 1, 2006, the Oppenheimer Aggressive Growth Fund/ VA-Service Shares changed its name to the Oppenheimer MidCap Fund/VA - Service Shares.

EACH CALENDAR QUARTER, WE WILL USE THE AUTOMATIC PORTFOLIO REBALANCING PROGRAM TO AUTOMATICALLY REBALANCE YOUR CONTRACT VALUE IN EACH VARIABLE SUB-ACCOUNT AND RETURN IT TO THE PERCENTAGE ALLOCATION REQUIREMENTS FOR MODEL PORTFOLIO OPTION 2 (RIDER DATE PRIOR TO MAY 1, 2005). WE WILL USE THE PERCENTAGE ALLOCATIONS AS OF YOUR MOST RECENT INSTRUCTIONS.

Rider Date on or after May 1, 2005
If your TrueReturn Accumulation Benefit Option Rider Date is on or after May 1, 2005, and you choose Model Portfolio Option 2 or transfer your entire Contract Value into Model Portfolio Option 2 under Guarantee Option 2, you may allocate your Contract Value among any of a selected group of available Variable Sub-Accounts listed below. However, you may not allocate your Contract Value among any of the excluded Variable Sub-Accounts listed below. You may choose to invest in or transfer among any of the available Variable Sub-Accounts, however, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee.


                                 27  PROSPECTUS

The following table lists the available and excluded Variable Sub-Accounts under Model Portfolio Option 2 (Rider Date on or after May 1, 2005):

    MODEL PORTFOLIO OPTION 2 (RIDER DATE ON OR AFTER MAY 1, 2005)
---------------------------------------------------------------------

                              Available
---------------------------------------------------------------------
AIM V.I. Basic Value - Series II Sub-Account
AIM V.I. Core Equity - Series II Sub-Account(3)
AIM V.I. Mid Cap Core Equity - Series II Sub-Account
Fidelity VIP Contrafund(R)  - Service Class 2 Sub-Account
Fidelity VIP Equity-Income - Service Class 2 Sub-Account
Fidelity VIP Index 500 - Service Class 2 Sub-Account
Fidelity VIP Investment Grade Bond - Service Class 2 Sub-Account Fidelity VIP Overseas - Service Class 2 Sub-Account
Fidelity VIP Asset Manager(SM) - Service Class 2 Sub-Account
Fidelity VIP Money Market - Service Class 2 Sub-Account
Janus Aspen Series Foreign Stock - Service Shares Sub-Account
Janus Aspen Series Forty - Service Shares Sub-Account
Janus Aspen Series Mid Cap Value - Service Shares Sub-Account
Janus Aspen Series INTECH Risk-Managed Core - Service Shares
 Sub-Account
Janus Aspen Series Balanced - Service Shares Sub-Account
Janus Aspen Series Small Company Value - Service Shares Sub-Account Legg Mason Partners Variable All Cap - Class II Sub-Account(1)
Legg Mason Partners Variable High Yield Bond - Class II
 Sub-Account(1)
Legg Mason Partners Variable Investors - Class II Sub-Account(1)
MFS Investors Trust - Service Class Sub-Account
MFS High Income - Service Class Sub-Account
MFS Investors Growth Stock - Service Class Sub-Account
MFS Total Return - Service Class Sub-Account
MFS Value - Service Class Sub-Account
PIMCO VIT Foreign Bond (U.S. Dollar-Hedged) - Administrative Shares
 Sub-Account
PIMCO VIT Money Market - Administrative Shares Sub-Account
PIMCO VIT Real Return - Administrative Shares Sub-Account
PIMCO VIT Total Return - Administrative Shares Sub-Account Oppenheimer MidCap/VA - Service Shares Sub-Account(4)
Oppenheimer Main Street Small Cap(R)/VA - Service Shares Sub-Account Premier VIT OpCap Balanced Sub-Account
Premier VIT OpCap Renaissance Sub-Account
Rydex VT Sector Rotation Sub-Account
T. Rowe Price Equity Income - II Sub-Account
T. Rowe Price Blue Chip Growth - II Sub-Account
Van Eck Worldwide Absolute Return Sub-Account
Van Kampen LIT Growth and Income, Class II Sub-Account
Van Kampen LIT Government, Class II Sub-Account
Van Kampen UIF U.S. Real Estate, Class II Sub-Account(2)
---------------------------------------------------------------------
                              Excluded
---------------------------------------------------------------------
AIM V.I. Capital Appreciation - Series II Sub-Account
AIM V.I. Demographic Trends - Series II Sub-Account
Alger American Growth - Class S Sub-Account
Alger American Leveraged AllCap - Class S Sub-Account
Alger American MidCap Growth - Class S Sub-Account
Fidelity VIP Growth - Service Class 2 Sub-Account
MFS New Discovery - Service Class Sub-Account
Oppenheimer Global Securities/VA - Service Shares Sub-Account
Van Eck Worldwide Emerging Markets Sub-Account
Van Eck Worldwide Hard Assets Sub-Account
Van Kampen LIT Aggressive Growth, Class II Sub-Account
Van Kampen UIF Equity Growth, Class II Sub-Account(2)
---------------------------------------------------------------------



(1) Effective May 1, 2006, the Salomon Brothers Variable Series Funds Inc. changed its name to Legg Mason Partners Variable Portfolios I, Inc. We have made a corresponding name change to the Variable Sub-Accounts that invest in the portfolios of the Legg Mason Partners Variable Portfolio I, Inc.

(2) Morgan Stanley Investment Management Inc., the investment advisor to the Van Kampen UIF Portfolios, does business in certain instances as Van Kampen.

(3) Effective May 1, 2006, the AIM V.I. Premier Equity Fund - Series II was reorganized into the AIM V.I. Core Equity Fund - Series II.

(4) Effective May 1, 2006, the Oppenheimer Aggressive Growth Fund/ VA-Service Shares changed its name to the Oppenheimer MidCap Fund/VA - Service Shares.


TRUEBALANCE/SM/ MODEL PORTFOLIO OPTIONS.
If you choose one of the TrueBalance/SM/ Model Portfolio Options or transfer your entire Contract Value into one of the TrueBalance/SM/ Model Portfolio Options, you may not choose the Variable Sub-Accounts or make transfers among the Variable Sub-Accounts in the TrueBalance Model Portfolio Option. Each TrueBalance Model Portfolio involves an allocation of assets among a group of pre-selected Variable Sub-Accounts. You cannot make transfers among the Variable Sub-Accounts nor vary the Variable Sub-Accounts that comprise a TrueBalance Model Portfolio Option. If you choose a TrueBalance Model Portfolio Option, we will invest and periodically reallocate your Contract Value according to the allocation percentages and requirements for the TrueBalance Model Portfolio Option you have selected currently. For more information regarding the TrueBalance program, see the "TrueBalance/SM/ Asset Allocation Program" section of this prospectus. However, note that the restrictions described in this section, specifically the restrictions on transfers and the requirement that all of your Contract Value be allocated to a TrueBalance Model Portfolio Option, apply to the TrueBalance program only if you have added the TrueReturn Option to your Contract.

PLEASE NOTE ONLY CERTAIN TRUEBALANCE MODEL PORTFOLIO OPTIONS ARE AVAILABLE WITH YOUR TRUERETURN OPTION AS SUMMARIZED IN THE TABLE UNDER INVESTMENT REQUIREMENTS ABOVE.


CANCELLATION OF THE TRUERETURN OPTION.
You may not cancel the TrueReturn Option or make transfers, changes to your investment allocations, or changes to the Automatic Portfolio Rebalancing Program that are inconsistent with the investment restrictions applicable to your Guarantee Option and/or Model Portfolio Option prior to the 5th Rider Anniversary. Failure to comply with the investment requirements for any reason may result in the cancellation of the TrueReturn Option. On or after the 5th Rider Anniversary, we will cancel the TrueReturn Option if you make transfers, changes to your investment allocations, or changes to the Automatic Portfolio Rebalancing Program that are inconsistent with the investment requirements applicable to your Guarantee Option and/or Model Portfolio Option. We will not cancel the TrueReturn Option or make any changes to your investment allocations or to the Automatic Portfolio Rebalancing Program that are inconsistent with the investment


                                 28  PROSPECTUS
restrictions applicable to your Guarantee Option until we receive notice from you that you wish to cancel the TrueReturn Option. No Accumulation Benefit will be paid if you cancel the Option prior to the Rider Maturity Date.


DEATH OF OWNER OR ANNUITANT.
If the Contract Owner or Annuitant dies before the Rider Maturity Date and the Contract is continued under Option D of the Death of Owner or Death of Annuitant provision as described on page 24 of your Contract, then the TrueReturn Option will continue, unless the new Contract Owner elects to cancel this Option. If the TrueReturn Option is continued, it will remain in effect until terminated.
 If the Contract is not continued under Option D, then the TrueReturn Option will terminate on the date we receive a Complete Request for Settlement of the Death Proceeds.

If an Annuitant dies before the Payout Start Date, and the Contract is continued under Category 1 of the Death of Annuitant provision of the Contract, the TrueReturn Accumulation Benefit Option will remain in effect until terminated.
 If the Contract is not continued under Category 1, then the TrueReturn Accumulation Benefit Option will terminate on the date we receive a complete request for settlement of the Death Proceeds.

RIDER TRADE-IN OPTION.

We offer a "Rider Trade-In Option" that allows you to cancel your TrueReturn Accumulation Benefit Option and immediately add a new TrueReturn Accumulation Benefit Option ("NEW OPTION"), provided all of the following conditions are met:

.. The trade-in must occur on or after the 5th Rider Anniversary and prior to the Rider Maturity Date.

.. The New Option will be made a part of your Contract on the date the existing
  TrueReturn Accumulation Benefit Option is cancelled, provided it is cancelled for reasons other than the termination of your Contract.

.. The New Option must be a TrueReturn Accumulation Benefit Option that we make available for use with the Rider Trade-In Option.

.. The issue requirements and terms and conditions of the New Option must be met as of the date the New Option is made a part of your Contract.

For example, if you trade-in your TrueReturn Accumulation Benefit Option:

.. the new Rider Fee will be based on the Rider Fee percentage applicable to a new TrueReturn Accumulation Benefit Option at the time of trade-in;

.. the Benefit Base for the New Option will be based on the Contract Value as of the new Rider Date;

.. the AB Factor will be determined by the Rider Periods and Guarantee Options available with the New Option;

.. the Model Portfolio Options will be determined by the Model Portfolio Options offered with the Guarantee Options available with the New Option;

.. any waiting period for canceling the New Option will start again on the new
  Rider Date;

.. any waiting period for exercising the Rider Trade-In Option will start again on the new Rider Date; and

.. the terms and conditions of the Rider Trade-In Option will be according to the requirements of the New Option.

Currently, we are also making the SureIncome Option available at the time of your first utilization of this TrueReturn Accumulation Benefit Option Rider Trade-In Option. We may discontinue offering the SureIncome Option under the Rider Trade-In Option for new TrueReturn Accumulation Benefit Options added in the future at anytime at our discretion. If we do so, TrueReturn Options issued prior to this time will continue to have the SureIncome Option available at the time of the first utilization of this TrueReturn Rider Trade-In Option. You may cancel your TrueReturn Accumulation Benefit Option and immediately add a new SureIncome Option, provided all of the following conditions are met:

.. The trade-in must occur on or after the 5th Rider Anniversary and prior to the Rider Maturity Date. We reserve the right to extend the date at which time the trade-in may occur to up to the 10th anniversary of the Rider Date at any time in our sole discretion. Any change we make will not apply to a TrueReturn Accumulation Benefit Option that was added to your Contract prior to the implementation date of the change.

.. The new SureIncome Option will be made a part of your Contract on the date the existing TrueReturn Accumulation Benefit Option is cancelled, provided it is cancelled for reasons other than the termination of your Contract.

.. The new SureIncome Option must be a SureIncome Option that we make available for use with this Rider Trade-In Option.

.. The issue requirements and terms and conditions of the new SureIncome Option must be met as of the date the new SureIncome Option is made a part of your Contract.

You should consult with your sales representative before trading in your TrueReturn Accumulation Benefit Option.


TERMINATION OF THE TRUERETURN OPTION.
The TrueReturn Option will terminate on the earliest of the following to occur:

.. on the Rider Maturity Date;

.. on the Payout Start Date;

.. on the date your Contract is terminated;


                                 29  PROSPECTUS

.. on the date the Option is cancelled;

.. on the date we receive a Complete Request for Settlement of the Death
  Proceeds; or

.. on the date the Option is replaced with a New Option under the Rider Trade-In
  Option.

We will not pay an Accumulation Benefit if the TrueReturn Option is terminated for any reason prior to the Rider Maturity Date.

SUREINCOME WITHDRAWAL BENEFIT OPTION

We offer the SureIncome Withdrawal Benefit Option, which is available for an additional fee. The SureIncome Option provides a guaranteed withdrawal benefit that gives you the right to take limited partial withdrawals that total an amount equal to your purchase payments plus any applicable credit enhancements (subject to certain restrictions). Therefore, regardless of the subsequent fluctuations in the value of your Contract Value, you are entitled to a Benefit Payment each Benefit Year until your Benefit Base is exhausted (terms defined below).

The SureIncome Option guarantees an amount up to the "BENEFIT PAYMENT REMAINING" which will be available for withdrawal from the Contract each "BENEFIT YEAR" until the "BENEFIT BASE" (defined below) is reduced to zero. If the Contract Value is reduced to zero and the Benefit Base is still greater than zero, we will distribute an amount equal to the Benefit Base to the Contract Owner as described below under the "WITHDRAWAL BENEFIT PAYOUT PHASE".

For purposes of the SureIncome Option, "withdrawal" means the gross amount of a withdrawal before any applicable charges such as withdrawal charges, fees, taxes or adjustments including any applicable Market Value Adjustments and surrender charges. Under the SureIncome Option, we currently do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value.

The "RIDER DATE" is the date the SureIncome Option was made a part of your Contract. The initial Benefit Year is the period between the Rider Date and the first Contract Anniversary after the Rider Date. Each subsequent Benefit Year will coincide with (the same as) the Contract Year.

The SureIncome Option is available at issue of the Contract, or may be added later, subject to availability and issue requirements. You may not add the SureIncome Option to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you try to add the SureIncome Option. You may have only one SureIncome Option in effect on your Contract at one time. You may only have either the TrueReturn Accumulation Benefit Option, or the SureIncome Option in effect on your Contract at the same time. The SureIncome Option is only available if the oldest Contract Owner and oldest Annuitant are age 85 or younger on the effective date of the Rider (the "Rider Application Date")(The maximum age may depend on your state). The SureIncome Option is not available to be added to a Contract categorized as a Tax Sheltered Annuity as defined under Internal Revenue Code
Section 403(b) at this time. We reserve the right to make the SureIncome Option available to such Contracts on a nondiscriminatory basis in the future at our discretion. Once added to your Contract, the SureIncome Option may be cancelled at any time on or after the 5th calendar year anniversary of the Rider Date by notifying us in writing in a form satisfactory to us.

The SureIncome Option may not be available in all states. We may discontinue offering the SureIncome Option at any time to new Contract Owners and to existing Contract Owners who did not elect the SureIncome Option prior to the date of discontinuance.


WITHDRAWAL BENEFIT FACTOR
The "WITHDRAWAL BENEFIT FACTOR" is used to determine the "BENEFIT PAYMENT" and Benefit Payment Remaining. We currently offer a Withdrawal Benefit Factor equal to 8%. We reserve the right to make other Withdrawal Benefit Factors available in the future for new SureIncome Options and/or to eliminate the current Withdrawal Benefit Factor. Once a Withdrawal Benefit Factor has been established for a SureIncome Option, it cannot be changed after the Rider Date unless that SureIncome Option is terminated.

BENEFIT PAYMENT AND BENEFIT PAYMENT REMAINING

The Benefit Payment is the amount available at the beginning of each Benefit Year that you may withdraw during that Benefit Year. The Withdrawal Benefit Factor and the Benefit Base are used to determine your Benefit Payment. The Benefit Payment Remaining is the amount remaining after any previous withdrawals in a Benefit Year that you may withdraw without reducing your Benefit Base by more than the amount of the withdrawal and without reducing your Benefit Payment available in future Benefit Years. Please note that any premiums or withdrawals made on a Contract Anniversary would be applied to the Benefit Year that just ended on that Contract Anniversary.

At the beginning of each Benefit Year, the Benefit Payment Remaining is equal to the Benefit Payment.

During each Benefit Year the Benefit Payment Remaining will be increased by purchase payments (and Credit Enhancements for CONSULTANT SOLUTIONS PLUS CONTRACTS) multiplied by the Withdrawal Benefit Factor (currently 8% for new SureIncome Options) and reduced by the amount of each withdrawal. The Benefit Payment Remaining will never be less than zero.

On the Rider Date, the Benefit Payment is equal to the greater of:


                                 30  PROSPECTUS

  The Contract Value multiplied by the Withdrawal Benefit Factor (currently 8% for new SureIncome Options); or

  The value of the Benefit Payment of the previous Withdrawal Benefit Option (attached to your Contract) that is being terminated under a rider trade-in option (see "Rider Trade-In Option" below for more information), if applicable.

After the Rider Date, the Benefit Payment will be increased by purchase payments (and Credit Enhancements for CONSULTANT SOLUTIONS PLUS CONTRACTS) multiplied by the Withdrawal Benefit Factor and affected by withdrawals as follows:

  If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment is unchanged.

If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment will be the lesser of:

  The Benefit Payment immediately prior to the withdrawal; or

  The Contract Value immediately prior to withdrawal less the amount of the withdrawal, multiplied by the Withdrawal Benefit Factor.

At our discretion, the Benefit Payment available during a Benefit Year may be increased on a nondiscriminatory basis and without prior notice in order to satisfy IRS minimum distribution requirements on the Contract under which this Option has been elected. We are currently not increasing the Benefit Payment available to satisfy IRS minimum distribution requirements, which may result in a withdrawal greater than the Benefit Payment Remaining.

BENEFIT BASE

The Benefit Base is not available as a Contract Value or Settlement Value. The Benefit Base is used solely to help calculate the Rider Fee, the amount that may be withdrawn and payments that may be received under the SureIncome Option. On the Rider Date, the Benefit Base is equal to the Contract Value. After the Rider Date, the Benefit Base will be increased by purchase payments (and Credit Enhancements for CONSULTANT SOLUTIONS PLUS CONTRACTS) and decreased by withdrawals as follows:

  If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be reduced by the amount of the withdrawal.

If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be the lesser of:

  The Contract Value immediately prior to withdrawal less the amount of the withdrawal; or

  The Benefit Base immediately prior to withdrawal less the amount of the withdrawal.

The Benefit Base may also be reduced in other situations as detailed in the "Owner and Assignment of Payments or Interest" section below.

IF THE BENEFIT BASE IS REDUCED TO ZERO, THIS SUREINCOME OPTION WILL TERMINATE.

For numerical examples that illustrate how the values defined under the SureIncome Option are calculated, see Appendix I.


CONTRACT OWNER AND ASSIGNMENT OF PAYMENTS OR INTEREST
If you change the Contract Owner or assign any payments or interest under this Contract, as allowed, to any living or non-living person other than your spouse on or after the first calendar year anniversary of the Rider Date, the Benefit Base will be recalculated to be the lesser of the Contract Value and the Benefit Base at the time of assignment.


CONTRACT VALUE
If your Contract Value is reduced to zero due to fees or withdrawals and your Benefit Base is still greater than zero, your Contract will immediately enter the Withdrawal Benefit Payout Phase. Under the SureIncome Option, we currently do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value. We reserve the right to change this at any time.


WITHDRAWAL BENEFIT PAYOUT PHASE
Under the Withdrawal Benefit Payout Phase, the Accumulation Phase of the Contract ends and the Contract enters the Payout Phase subject to the following:

.. The "WITHDRAWAL BENEFIT PAYOUT START DATE" is the date the Withdrawal Benefit
  Payout Phase is entered and the Accumulation Phase of the Contract ends.

.. No further withdrawals, purchase payments or any other actions associated with the Accumulation Phase can be made after the Withdrawal Benefit Payout Start Date.

.. The Payout Start Date is the first day of the next Benefit Year after the Withdrawal Benefit Payout Start Date. We reserve the right to allow other Payout Start Dates to be requested on a nondiscriminatory basis without prior notice.

.. During the Withdrawal Benefit Payout Phase, we will make scheduled fixed income payments to the Owner (or new Contract Owner) at the end of each month starting one month after the Payout Start Date. The amount of each payment will be equal to the Benefit Payment divided by 12, unless a payment frequency other than monthly is requested in a form acceptable to us and received by us before the first


                                 31  PROSPECTUS
  payment is made (the amount of each payment will be adjusted accordingly; i.e. if the payment frequency requested is quarterly, the amount of each payment will be equal to the Benefit Payment divided by 4). Payments will be made over a period certain such that total payments made will equal the Benefit Base on the Payout Start Date; therefore, the final payment may be reduced.
   If your Contract is a qualified contract, meaning an individual retirement annuity qualified as defined under Internal Revenue Code Section 408(b) or a Tax Sheltered Annuity as defined under Internal Revenue Code Section 403(b), the period certain cannot exceed that which is required by Internal Revenue Code Section 401(a)(9) and regulations promulgated thereunder. Therefore, the amount of each payment under this Option may be larger so that the sum of the payments made over this period equals the Benefit Base on the Payout Start Date. Additionally, if your Contract is a qualified contract, we will not permit a change in the payment frequency or level.

.. If your Contract is a non-qualified contract, we reserve the right to allow other payment frequencies or levels to be requested on a nondiscriminatory basis without prior notice. In no event will we allow more than one change in the payment frequency or level during a Contract Year.

.. If the Contract Owner dies before all payments have been made, the remaining payments will continue to be made to the new Contract Owner as scheduled.

.. Once all scheduled payments have been paid, the Contract will terminate.

Generally, you may not make withdrawals, purchase payments or any other actions associated with the Accumulation Phase after the Withdrawal Benefit Payout Start Date.

EXAMPLE

BEGINNING OF BENEFIT YEAR 1*

Contract Value = $100,000

Benefit Base = $100,000

Benefit Payment = $8,000

Benefit Payment Remaining = $8,000

In this example, you can take a Benefit Payment of up to $8,000 in Benefit Year
1.  If a withdrawal of $6,000 is taken then the following values would apply:

Contract Value = $94,000 (Assuming that your Contract Value has not been affected by any other factors)

Benefit Base = $94,000

Benefit Payment = $8,000

Benefit Payment Remaining = $2,000

BEGINNING OF BENEFIT YEAR 2

Contract Value = $70,000 (Assuming that your contract value has declined due to poor performance)

Benefit Base = $94,000

Benefit Payment = $8,000

Benefit Payment Remaining = $8,000 (resets at the beginning of each Benefit
Year)

In Benefit Year 2 you have the right to a Benefit Payment of $8,000 and since you have not taken any withdrawals yet in Benefit Year 2, the Benefit Payment Remaining would also be $8,000 at the beginning of Benefit Year 2.

* This example assumes an initial Contract Value of $100,000, no additional purchase payments, a withdrawal benefit factor of 8% and does not take into account fees or charges.

INVESTMENT REQUIREMENTS
If you add the SureIncome Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest.
 The specific requirements are described below in more detail and will depend on your currently selected Model Portfolio Option and your Withdrawal Benefit Factor. These requirements may include, but are not limited to, maximum investment limits on certain Variable Sub-Accounts or on certain Fixed Account Options, exclusion of certain Variable Sub-Accounts or of certain Fixed Account Options, required minimum allocations to certain Variable Sub-Accounts, and restrictions on transfers to or from certain investment alternatives. We may also require that you use the Automatic Portfolio Rebalancing Program. We may change the specific requirements that are applicable at any time in our sole discretion. Any changes we make will not apply to a SureIncome Option that was made a part of your Contract prior to the implementation date of the change, except for changes made due to a change in investment alternatives available under the Contract. This restriction does not apply to a new Option elected pursuant to the Rider Trade-In Option. We reserve the right to have requirements unique to specific Withdrawal Benefit Factors if we make other Withdrawal Benefit Factors available in the future, including specific model portfolio options (" Model Portfolio Options") as described below, available only to certain Withdrawal Benefit Factors.

When you add the SureIncome Option to your Contract, you must allocate your entire Contract Value as follows:

1) to a MODEL PORTFOLIO OPTION available as described below;

2) to the DCA Fixed Account Option and then transfer all purchase payments (and Credit Enhancements for Consultant Solutions Plus Contracts) and interest to the Variable Sub-Accounts; or

3) to a combination of (1) and (2) above.

For (2) and (3) above, the requirements for the DCA Fixed Account Option must be met. See the "Dollar Cost


                                 32  PROSPECTUS

Averaging Fixed Account Option" section of this prospectus for more information.

On the Rider Date, you must select only one of the Model Portfolio Options in which to allocate your Contract Value. After the Rider Date, you may transfer your entire Contract Value to any of the other available Model Portfolio Options. We currently offer several Model Portfolio Options. The Model Portfolio Options that are available may differ depending upon the effective date of your Withdrawal Benefit Option and your Withdrawal Benefit Factor.
 Please refer to the Model Portfolio Option and TrueBalanceSM Model Portfolio Options sections for more details. We may add other Model Portfolio Options in the future. We also may remove Model Portfolio Options in the future anytime prior to the date you select such Model Portfolio Option. In addition, if the investment alternatives available under the Contract change, we may revise the Model Portfolio Options. The following table summarizes the Model Portfolio Options currently available for use:

*Model Portfolio Option 1
*TrueBalance Conservative Model Portfolio Option
*TrueBalance Moderately Conservative Model Portfolio Option
*TrueBalance Moderate Model Portfolio Option
*TrueBalance Moderately Aggressive Model Portfolio Option
*TrueBalance Aggressive Model Portfolio Option
-------------------------------------------------------------



You may not allocate any of your Contract Value to the Standard Fixed Account Option or to the Market Value Adjusted Fixed Account Option. You must transfer any portion of your Contract Value that is allocated to the Standard Fixed Account Option or to the Market Value Adjusted Fixed Account Option to the Variable Sub-Accounts prior to adding the SureIncome Option to your Contract.
 Transfers from the Market Value Adjusted Fixed Account Option may be subject to a Market Value Adjustment. You may allocate any portion of your purchase payments (and Credit Enhancements for CONSULTANT SOLUTIONS PLUS CONTRACTS) to the DCA Fixed Account Option on the Rider Date, provided the DCA Fixed Account Option is available with your Contract and in your state. See the "Dollar Cost Averaging Fixed Account Option" section of this prospectus for more information.
 We use the term "TRANSFER PERIOD ACCOUNT" to refer to each purchase payment allocation made to the DCA Fixed Account Option for a specified term length. At the expiration of a Transfer Period Account any remaining amounts in the Transfer Period Account will be transferred to the Variable Sub-Accounts according to your most recent percentage allocation selections.

Any subsequent purchase payments (and Credit Enhancements for CONSULTANT SOLUTIONS PLUS CONTRACTS) made to your Contract will be allocated to the Variable Sub-Accounts according to your specific instructions or your allocation for the previous purchase payment, unless you request that the purchase payment (and Credit Enhancement for CONSULTANT SOLUTIONS PLUS CONTRACTS) be allocated to the DCA Fixed Account Option. Purchase payments allocated to the DCA Fixed Account Option must be $500 or more. Any withdrawals you request will reduce your Contract Value invested in each of the investment alternatives on a pro rata basis in the proportion that your Contract Value in each bears to your total Contract Value in all Variable Sub-Accounts, unless you request otherwise.

MODEL PORTFOLIO OPTION 1.

If you choose Model Portfolio Option 1 or transfer your entire Contract Value into Model Portfolio Option 1, you currently may allocate up to 100% of your Contract Value in any manner you choose to the Available Variable Sub-Accounts shown in the table below. You may not allocate ANY PORTION of your Contract Value to the Excluded Variable Sub-Accounts. You may make transfers among any of the Available Variable Sub-Accounts. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee.


                                 33  PROSPECTUS

Currently the Available Variable Sub-Accounts and the Excluded Variable Sub-Accounts are as follows:

                            AVAILABLE
------------------------------------------------------------------
AIM V.I. Basic Value - Series II Sub-Account
AIM V.I. Core Equity - Series II Sub-Account(3)
AIM V.I. Mid Cap Core Equity - Series II Sub-Account
Fidelity VIP Contrafund(R)  - Service Class 2 Sub-Account
Fidelity VIP Equity-Income - Service Class 2 Sub-Account
Fidelity VIP Index 500 - Service Class 2 Sub-Account
Fidelity VIP Investment Grade Bond - Service Class 2 Sub-Account Fidelity VIP Overseas - Service Class 2 Sub-Account
Fidelity VIP Asset Manager(SM) - Service Class 2 Sub-Account Fidelity VIP Money Market - Service Class 2 Sub-Account
Janus Aspen Series Foreign Stock - Service Shares Sub-Account Janus Aspen Series Forty - Service Shares Sub-Account
Janus Aspen Series Mid Cap Value - Service Shares Sub-Account Janus Aspen Series INTECH Risk-Managed Core - Service Shares
 Sub-Account
Janus Aspen Series Balanced - Service Shares Sub-Account
Janus Aspen Series Small Company Value - Service Shares
 Sub-Account
Legg Mason Partners Variable All Cap - Class II Sub-Account(1) Legg Mason Partners Variable High Yield Bond - Class II
 Sub-Account(1)
Legg Mason Partners Variable Investors - Class II Sub-Account(1) MFS Investors Trust - Service Class Sub-Account
MFS High Income - Service Class Sub-Account
MFS Investors Growth Stock - Service Class Sub-Account
MFS Total Return - Service Class Sub-Account
MFS Value - Service Class Sub-Account
Oppenheimer MidCap/VA - Service Shares Sub-Account(4)
Oppenheimer Main Street Small Cap(R)/VA - Service Shares
 Sub-Account
Premier VIT OpCap Renaissance Sub-Account
Premier VIT OpCap Balanced Sub-Account
PIMCO VIT Foreign Bond (U.S. Dollar-Hedged) - Administrative
 Shares Sub-Account
PIMCO VIT Money Market - Administrative Shares Sub-Account
PIMCO VIT Real Return - Administrative Shares Sub-Account
PIMCO VIT Total Return - Administrative Shares Sub-Account
Rydex VT Sector Rotation Sub-Account
T. Rowe Price Equity Income - II Sub-Account
T. Rowe Price Blue Chip Growth - II Sub-Account
Van Eck Worldwide Absolute Return Sub-Account
Van Kampen LIT Growth and Income, Class II Sub-Account
Van Kampen LIT Government, Class II Sub-Account
Van Kampen UIF U.S. Real Estate, Class II Sub-Account(2)
------------------------------------------------------------------
                             EXCLUDED
------------------------------------------------------------------
AIM V.I. Capital Appreciation - Series II Sub-Account
AIM V.I. Demographic Trends - Series II Sub-Account
Alger American Growth - Class S Sub-Account
Alger American Leveraged AllCap - Class S Sub-Account
Alger American MidCap Growth - Class S Sub-Account
Fidelity VIP Growth - Service Class 2 Sub-Account
MFS New Discovery - Service Class Sub-Account
Oppenheimer Global Securities/VA - Service Shares Sub-Account
Van Eck Worldwide Emerging Markets Sub-Account
Van Eck Worldwide Hard Assets Sub-Account
Van Kampen LIT Aggressive Growth, Class II Sub-Account
Van Kampen UIF Equity Growth, Class II Sub-Account(2)
------------------------------------------------------------------



(1) Effective May 1, 2006, the Salomon Brothers Variable Series Funds Inc. changed its name to Legg Mason Partners Variable Portfolios I, Inc. We have made a corresponding name change to the Variable Sub-Accounts that invest in the portfolios of the Legg Mason Partners Variable Portfolio I, Inc.

(2) Morgan Stanley Investment Management Inc., the investment advisor to the Van Kampen UIF Portfolios, does business in certain instances as Van Kampen.

(3) Effective May 1, 2006, the AIM V.I. Premier Equity Fund - Series II was reorganized into the AIM V.I. Core Equity Fund - Series II.

(4) Effective May 1, 2006, the Oppenheimer Aggressive Growth Fund/ VA-Service Shares changed its name to the Oppenheimer MidCap Fund/VA - Service Shares.

TRUEBALANCE/SM/ MODEL PORTFOLIO OPTIONS.

If you choose one of the TrueBalance/SM/ Model Portfolio Options or transfer your entire Contract Value into one of the TrueBalance/SM/ Model Portfolio Options, you may not choose the Variable Sub-Accounts or make transfers among the Variable Sub-Accounts in the TrueBalance Model Portfolio Option. Each TrueBalance Model Portfolio involves an allocation of assets among a group of pre-selected Variable Sub-Accounts. You cannot make transfers among the Variable Sub-Accounts nor vary the Variable Sub-Accounts that comprise a TrueBalance Model Portfolio Option. If you choose a TrueBalance Model Portfolio Option, we will invest and periodically reallocate your Contract Value according to the allocation percentages and requirements for the TrueBalance Model Portfolio Option you have selected currently. For more information regarding the TrueBalance program, see the "TrueBalance/SM/ Asset Allocation Program" section of this prospectus. However, note that the restrictions described in this section, specifically the restrictions on transfers and the requirement that all of your Contract Value be allocated to a TrueBalance Model Portfolio Option, apply to the TrueBalance program only if you have added the SureIncome Option to your Contract.


CANCELLATION OF THE SUREINCOME OPTION
You may not cancel the SureIncome Option prior to the 5th calendar year anniversary of the Rider Date. On or after the 5th calendar year anniversary of the Rider Date you may cancel the rider by notifying us in writing in a form satisfactory to us. We reserve the right to extend the date at which time the cancellation may occur to up to the 10th calendar year anniversary of the Rider Date at any time in our sole discretion. Any change we make will not apply to a SureIncome Option that was added to your Contract prior to the implementation date of the change.


RIDER TRADE-IN OPTION
We offer a "RIDER TRADE-IN OPTION" that allows you to cancel your SureIncome Option and immediately add a new Withdrawal Benefit Option ("New SureIncome Option"). We may also offer other Options ("Other New Options") under the Rider Trade-In Option. However, you may only select one Option under this Rider Trade-In Option at the time you cancel your SureIncome Option. Currently, we are also making the TrueReturn Accumulation Benefit Option available at the time of your first utilization of this Rider Trade-In Option so that you have the ability to switch from the SureIncome Option to the TrueReturn Accumulation Benefit Option. We may discontinue offering the TrueReturn Option


                                 34  PROSPECTUS
under the Rider Trade-In Option for New SureIncome Options added in the future at anytime at our discretion.

This Rider Trade-in Option is available provided all of the following conditions are met:

.. The trade-in must occur on or after the 5th calendar year anniversary of the Rider Date. We reserve the right to extend the date at which time the trade-in may occur to up to the 10th calendar year anniversary of the Rider Date at any time in our sole discretion. Any change we make will not apply to a SureIncome Option that was added to your Contract prior to the implementation date of the change.

.. The New Option will be made a part of your Contract on the date the existing
  Option is cancelled, provided it is cancelled for reasons other than the termination of your Contract.

.. The New Option must be an Option that we make available for use with this Rider Trade-In Option.

.. The issue requirements and terms and conditions of the New Option must be met as of the date the New Option is made a part of your Contract.

If the New Option is a SureIncome Option, the New Option must provide that the new Benefit Payment be greater than or equal to your current Benefit Payment as of the date the Rider Trade-In Option is exercised, if applicable.

You should consult with your sales representative before trading in your SureIncome Option.

DEATH OF OWNER OR ANNUITANT.

If the Contract Owner dies before the Rider Maturity Date and the Contract is continued under Option D of the Death of Owner provision of your Contract, as described on page 29 of your prospectus, then the SureIncome Option will continue, unless the new Contract Owner elects to cancel this Option. If the SureIncome Option is continued, it will remain in effect until terminated. If the Contract is not continued under Option D, then the SureIncome Option will terminate on the date we receive a Complete Request for Settlement of the Death Proceeds.

If an Annuitant dies before the Payout Start Date, and the Contract is continued under Category 1 of the Death of Annuitant provision of the Contract, the SureIncome Option will remain in effect until terminated. If the Contract is not continued under Category 1, then the SureIncome Option will terminate on the date we receive a complete request for settlement of the Death Proceeds.


TERMINATION OF THE SUREINCOME OPTION
This SureIncome Option will terminate on the earliest of the following to occur:

.. The Benefit Base is reduced to zero;

.. On the Payout Start Date (except if the Contract enters the Withdrawal Benefit
  Payout Phase as defined under the Withdrawal Benefit Payout Phase section);

.. On the date the Contract is terminated;

.. On the date the SureIncome Option is cancelled;

.. On the date we receive a Complete Request for Settlement of the Death
  Proceeds; or

.. On the date the SureIncome Option is replaced with a New Option under the Rider Trade-In Option.


                                 35  PROSPECTUS

INVESTMENT ALTERNATIVES: THE VARIABLE SUB-ACCOUNTS
--------------------------------------------------------------------------------

You may allocate your purchase payments to up to 51 Variable Sub-accounts. Each Variable Sub-account invests in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies. We briefly describe the Portfolios below.

For more complete information about each Portfolio, including expenses and risks associated with each Portfolio, please refer to the prospectuses for the Funds. We will mail to you a prospectus for each Portfolio related to the Variable Sub-Accounts to which you allocate your purchase payment.

YOU SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE INVESTMENT ALTERNATIVES WHEN MAKING AN ALLOCATION TO THE VARIABLE SUB-ACCOUNTS. TO OBTAIN ANY OR ALL OF THE UNDERLYING PORTFOLIO PROSPECTUSES, PLEASE CONTACT US AT 800-865-5237.


Portfolio               Investment Objective           Investment Adviser
-------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS
-------------------------------------------------------------------------------
AIM V.I. Basic Value    Long-term growth of capital
 Fund - Series II
-------------------------------------------------------
AIM V.I. Capital        Growth of capital
 Appreciation Fund -
 Series II                                             A I M ADVISORS, INC. (1)
-------------------------------------------------------
AIM V.I. Core Equity    Growth of capital
 Fund - Series II(2)
-------------------------------------------------------
AIM V.I. Demographic    Long-term growth of capital
 Trends Fund - Series
 II
-------------------------------------------------------
AIM V.I. Mid Cap Core   Long-term growth of capital
 Equity Fund - Series
 II
-------------------------------------------------------------------------------
THE ALGER AMERICAN FUND
-------------------------------------------------------------------------------
Alger American Growth   Long-term capital
 Portfolio - Class S     appreciation
-------------------------------------------------------FRED ALGER MANAGEMENT,
Alger American          Long-term capital              INC.
 Leveraged AllCap        appreciation
 Portfolio - Class S
-------------------------------------------------------
Alger American MidCap   Long-term capital
 Growth Portfolio -      appreciation
 Class S
-------------------------------------------------------------------------------

                                 36  PROSPECTUS



FIDELITY(R) VARIABLE INSURANCE PRODUCTS
-------------------------------------------------------------------------------
Fidelity VIP Asset      High total return with
 Manager(SM) Portfolio   reduced risk over the long
 - Service Class 2       term by allocating its
                         assets among stocks, bonds,
                         and short-term instruments.
-------------------------------------------------------
Fidelity VIP            Long-term capital
 Contrafund(R)           appreciation
 Portfolio - Service
 Class 2
-------------------------------------------------------
Fidelity VIP            Reasonable income by
 Equity-Income           investing primarily in
 Portfolio - Service     income-producing equity
 Class 2                 securities.  In choosing
                         these securities, the fund
                         will also consider the
                         potential for capital
                         appreciation.  The fund's
                         goal is to achieve a yield
                         which exceeds the composite   FIDELITY MANAGEMENT &
                         yield on the securities       RESEARCH COMPANY
                         comprising the S&P 500.
-------------------------------------------------------
Fidelity VIP Growth     To achieve capital
 Portfolio - Service     appreciation
 Class 2
-------------------------------------------------------
Fidelity VIP Index 500  Investment results that
 Portfolio - Service     correspond to the total
 Class 2                 return of common stocks
                         publicly traded in the
                         United States as represented
                         by the Standard & Poor's
                         500(SM) Index (S&P 500(R))
-------------------------------------------------------
Fidelity VIP            As high a level of current
 Investment Grade Bond   income as is consistent with
 Portfolio - Service     the preservation of capital
 Class 2
-------------------------------------------------------
Fidelity VIP Money      As high a level of current
 Market Portfolio -      income as is consistent with
 Service Class 2         preservation of capital and
                         daily liquidity by investing
                         in money market instruments.
-------------------------------------------------------
Fidelity VIP Overseas   Long-term growth of capital
 Portfolio - Service
 Class 2
-------------------------------------------------------------------------------
JANUS ASPEN SERIES
-------------------------------------------------------------------------------
Janus Aspen Series      Long-term capital growth,
 Balanced Portfolio -    consistent with preservation
 Service Shares          of capital and balanced by
                         current income
-------------------------------------------------------
Janus Aspen Series      Long-term growth of capital.
 Foreign Stock
 Portfolio - Service
 Shares
-------------------------------------------------------JANUS CAPITAL MANAGEMENT
Janus Aspen Series      Long-term growth of capital    LLC
 Forty Portfolio -
 Service Shares
-------------------------------------------------------
Janus Aspen Series Mid  Capital appreciation
 Cap Value Portfolio -
 Service Shares
-------------------------------------------------------
Janus Aspen Series      Long-term growth of capital
 INTECH Risk-Managed
 Core Portfolio -
 Service Shares (3)
-------------------------------------------------------
Janus Aspen Series      Capital appreciation
 Small Company Value
 Portfolio - Service
 Shares
-------------------------------------------------------------------------------
LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC (4)
-------------------------------------------------------------------------------
Legg Mason Partners     Capital appreciation
 Variable All Cap
 Portfolio - Class II
 (4)
-------------------------------------------------------SALOMON BROTHERS ASSET
Legg Mason Partners     Maximum total return,          MANAGEMENT INC
 Variable High Yield     consistent with preservation
 Bond Portfolio -        of capital
 Class II (4)
-------------------------------------------------------
Legg Mason Partners     Long-term growth of capital
 Variable Investors      with current income as a
 Portfolio - Class II    secondary objective
 (4)
-------------------------------------------------------------------------------


                                 37  PROSPECTUS


MFS(R) VARIABLE INSURANCE TRUST(SM)
-------------------------------------------------------------------------------
MFS High Income Series  High current income by
 - Service Class         investing primarily in a
                         professionally managed
                         diversified portfolio of
                         fixed income securities,
                         some of which may involve
                         equity features
-------------------------------------------------------
MFS Investors Growth    Long-term growth of capital
 Stock Series -          and future income rather
 Service Class           than current income
-------------------------------------------------------
MFS Investors Trust     To provide long-term growth
 Series - Service        of capital and secondarily    MFS(TM) INVESTMENT
 Class                   to provide reasonable         MANAGEMENT
                         current income.
-------------------------------------------------------
MFS New Discovery       Capital appreciation
 Series - Service
 Class
-------------------------------------------------------
MFS Total Return        To provide above-average
 Series - Service        income (compared to a
 Class                   portfolio invested entirely
                         in equity securities)
                         consistent with the prudent
                         employment of capital and
                         secondarily to provide a
                         reasonable opportunity for
                         growth of capital and
                         income.
-------------------------------------------------------
MFS Value Series -      Capital appreciation and
 Service Class           reasonable income
-------------------------------------------------------------------------------
OPPENHEIMER VARIABLE ACCOUNT FUNDS
-------------------------------------------------------------------------------
Oppenheimer MidCap      Capital appreciation by
 Fund/VA - Service       investing in ''growth type''
 Shares(5)               companies.
-------------------------------------------------------
Oppenheimer Global      Long-term capital
 Securities Fund/VA -    appreciation by investing a
 Service Shares          substantial portion of
                         assets in securities of       OPPENHEIMERFUNDS, INC.
                         foreign issuers, growth-type
                         companies, cyclical
                         industries and special
                         situations that are
                         considered to have
                         appreciation possibilities.
-------------------------------------------------------
Oppenheimer Main        Capital appreciation.
 Street Small Cap
 Fund(R)/ VA - Service
 Shares
-------------------------------------------------------------------------------
PIMCO VARIABLE INSURANCE TRUST
-------------------------------------------------------------------------------
PIMCO VIT Foreign Bond  Maximum total return,
 Portfolio (U.S.         consistent with preservation
 Dollar-Hedged) -        of capital and prudent
 Administrative Shares   investment management.
-------------------------------------------------------
PIMCO VIT Money Market  Maximum current income,
 Portfolio -             consistent with preservation  PACIFIC INVESTMENT
 Administrative Shares   of capital and daily          MANAGEMENT COMPANY LLC
                         liquidity
-------------------------------------------------------
PIMCO VIT Real Return   Maximum real return,
 Portfolio -             consistent with preservation
 Administrative Shares   of real capital and prudent
                         investment management
-------------------------------------------------------
PIMCO VIT Total Return  Maximum total return,
 Portfolio -             consistent with preservation
 Administrative Shares   of capital and prudent
                         investment management.
-------------------------------------------------------------------------------
PREMIER VIT
-------------------------------------------------------------------------------
Premier VIT OpCap       Growth of capital and
 Balanced Portfolio      investment income             OPCAP ADVISORS LLC
-------------------------------------------------------
Premier VIT OpCap       Long term capital
 Renaissance Portfolio   appreciation and income
-------------------------------------------------------------------------------
THE RYDEX VARIABLE TRUST
-------------------------------------------------------------------------------
Rydex VT Sector         Long-term capital              RYDEX INVESTMENTS
 Rotation Fund           appreciation.
-------------------------------------------------------------------------------
T. ROWE PRICE EQUITY SERIES, INC.
-------------------------------------------------------------------------------
T. Rowe Price Blue      Long-term capital growth.
 Chip Growth Portfolio   Income is a secondary         T. ROWE PRICE
 - II                    objective.                    ASSOCIATES, INC.
-------------------------------------------------------
T. Rowe Price Equity    Substantial dividend income
 Income Portfolio - II   as well as long-term growth
                         of capital.
-------------------------------------------------------------------------------

                                 38  PROSPECTUS


VAN ECK WORLDWIDE INSURANCE TRUST
-------------------------------------------------------------------------------
Van Eck Worldwide       Consistent absolute
 Absolute Return Fund    (positive) returns in
                         various market cycles
-------------------------------------------------------
Van Eck Worldwide       Long-term capital
 Emerging Markets Fund   appreciation by investing     VAN ECK ASSOCIATES
                         primarily in equity           CORPORATION
                         securities in emerging
                         markets around the world
-------------------------------------------------------
Van Eck Worldwide Hard  Long-term capital
 Assets Fund             appreciation by investing
                         primarily in "hard asset
                         securities" with income as a
                         secondary consideration
-------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST
-------------------------------------------------------------------------------
Van Kampen LIT          Capital growth
 Aggressive Growth
 Portfolio, Class II
-------------------------------------------------------VAN KAMPEN ASSET
Van Kampen LIT          High current return            MANAGEMENT
 Government Portfolio,   consistent with preservation
 Class II                of capital
-------------------------------------------------------
Van Kampen LIT Growth   Long-term growth of capital
 and Income Portfolio,   and income.
 Class II
-------------------------------------------------------------------------------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
-------------------------------------------------------------------------------
Van Kampen UIF Equity   Long-term capital
 Growth Portfolio,       appreciation by investing
 Class II                primarily in growth-oriented
                         equity securities of U.S.
                         and foreign companies
-------------------------------------------------------VAN KAMPEN (6)
Van Kampen UIF U.S.     Above average current income
 Real Estate             and long-term capital
 Portfolio, Class II     appreciation by investing
                         primarily in equity
                         securities of companies in
                         the U.S. real estate
                         industry, including real
                         estate investment trusts
-------------------------------------------------------------------------------

(1) The investment objective(s) of each sub-account may be changed by the Board of Directors without shareholder approval.

(2) Effective May 1, 2006, the AIM V.I. Premier Equity Fund - Series II was reorganized into the AIM V.I. Core Equity Fund - Series II.

(3) Effective May 1, 2006, the Janus Aspen Series Risk-Managed Core-Service Shares changed its name to the Janus Aspen Series INTECH Risk-Managed Core Portfolio - Service Shares.

(4) Effective May 1, 2006, the Salomon Brothers Variable Series Funds Inc. changed its name to Legg Mason Partners Variable Portfolios I, Inc. We have made a corresponding name change to the Variable Sub-Accounts that invest in the portfolios of the Legg Mason Partners Variable Portfolio I, Inc.

(5) Effective May 1, 2006, the Oppenheimer Aggressive Growth Fund/VA-Service Shares changed its name to the Oppenheimer MidCap Fund/VA - Service Shares.

(6) Morgan Stanley Investment Management Inc., the investment advisor to the Van Kampen UIF Portfolios, does business in certain instances as Van Kampen.

AMOUNTS YOU ALLOCATE TO VARIABLE SUB-ACCOUNTS MAY GROW IN VALUE, DECLINE IN VALUE, OR GROW LESS THAN YOU EXPECT, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE PORTFOLIOS IN WHICH THOSE VARIABLE SUB-ACCOUNTS INVEST. YOU BEAR THE INVESTMENT RISK THAT THE PORTFOLIOS MIGHT NOT MEET THEIR INVESTMENT OBJECTIVES. SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS IN, OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

TRUEBALANCE/SM/ ASSET ALLOCATION PROGRAM

As a Contract owner, you may elect to participate in the TrueBalance asset allocation program ("TrueBalance program") for no additional charge.
 Participation in the TrueBalance program may be limited if you have elected certain Contract Options that impose restrictions on the investment alternatives, which you may select, such as the Income Protection Benefit Option, the TrueReturn Accumulation Benefit Option or the SureIncome Withdrawal Benefit Option. See the sections of this prospectus discussing these Options for more information.

Asset allocation is the process by which your Contract Value is invested in different asset classes in a way that matches your risk tolerance, time horizon, and investment goals. Theoretically, different asset classes tend to behave differently under various economic and market conditions. By spreading your Contract Value across a range of asset classes, you may, over time, be able to reduce the risk of investment volatility and potentially enhance returns. Asset allocation does not guarantee a profit or protect against loss in a declining market.

Your sales representative will help you determine whether participating in an
asset allocation program is appropriate for you.   If you decide to participate
in the TrueBalance program, your sales representative may ask you to


                                 39  PROSPECTUS
complete an investment style questionnaire to help you and your sales representative identify your investment style. Once you and your sales representative have identified your investment style, you will select one of five asset allocation model portfolios currently available, each of which represents a diversified allocation of a portion of your Contract Value among Variable Sub-Accounts with different levels of risk. The model portfolios represent five different investment styles: conservative, moderately conservative, moderate, moderately aggressive and aggressive. Once you select a model portfolio, your Contract Value will be allocated among the Variable Sub-Accounts exactly according to that model portfolio. If you wish to allocate any of your Contract Value to any Variable Sub-Account not included in that model portfolio, or if you do not wish to allocate any of your Contract Value to any Variable Sub-Accounts in that model portfolio, you should not elect the TrueBalance program. We recommend you consult with your sales representative before selecting a TrueBalance model portfolio.

Lincoln Benefit and the principal underwriter of the Contracts, ALFS, Inc., do not intend to provide any personalized investment advice in connection with the TrueBalance program and you should not rely on this program as providing individualized investment recommendations to you.

Lincoln Benefit retained an independent investment management firm ("investment management firm") to construct the TrueBalance model portfolios. The investment management firm does not provide advice to Lincoln Benefit's Contract Owners. Neither Lincoln Benefit nor the investment management firm is acting for any Contract Owner as a "fiduciary" or as an "investment manager," as such terms are defined under applicable laws and regulations relating to the Employee Retirement Income Security Act of 1974 (ERISA).

The investment management firm does not take into account any information about any Contract Owner or any Contract Owner's assets when creating, providing or maintaining any TrueBalance model portfolio. Individual Contract Owners should ultimately rely on their own judgment and/or the judgment of a financial advisor in making their investment decisions. Neither Lincoln Benefit nor the investment management firm is responsible for determining the suitability of the TrueBalance model portfolios for the Contract Owners' purposes.

Each of the five model portfolios specifies an allocation among a mix of Variable Sub-Accounts that considers the investment goals of the applicable investment style. On the business day we accept your participation in the TrueBalance program, we will automatically reallocate any existing Contract Value in the Variable Sub-Accounts according to the model portfolio you selected. If any portion of your existing Contract Value is allocated to the Standard Fixed Account or MVA Fixed Account Options and you wish to allocate any portion of it to the model portfolio, you must transfer that portion to the Variable Sub-Accounts. In addition, as long as you participate in the TrueBalance program, you must allocate all of your purchase payments (and Credit Enhancements for CONSULTANT SOLUTIONS PLUS CONTRACTS) to the Fixed Account Options and/or the Variable Sub-Accounts currently offered in your model portfolio. Any purchase payments (and Credit Enhancements for CONSULTANT SOLUTIONS PLUS CONTRACTS) you allocate to the DCA Fixed Account Option will be automatically transferred, along with interest, in equal monthly installments to the Variable Sub-Accounts according to the model portfolio you selected.

We use the term "Transfer Period Account" to refer to each purchase payment allocation made to the DCA Fixed Account Option for a specified term length. At the expiration of a Transfer Period Account any remaining amounts in the Transfer Period Account will be transferred to the Variable Sub-Account according to the percentage allocation for the model portfolio you selected.

Lincoln Benefit may offer new or revised TrueBalance model portfolios at any time, and may retain a different investment management firm to create any such new or revised TrueBalance model portfolios. Lincoln Benefit will not automatically reallocate your Contract Value allocated to the Variable Sub-Accounts to match any new or revised model portfolios that are offered If you are invested in the TrueBalance model portfolio, your registered representative or the selling broker-dealer will notify you of any new or revised TrueBalance model portfolios that may be made available. If you wish to invest in accordance with a new or revised TrueBalance model portfolio, you must submit a transfer request to transfer your Contract Value in your existing TrueBalance model portfolio to the new TrueBalance model portfolio. If you do not request a transfer to a new TrueBalance model portfolio, we will continue to rebalance your Contract Value in accordance with your existing TrueBalance model portfolio. At any given time, you may only elect a TrueBalance model portfolio that is available at the time of election.

You may select only one model portfolio at a time. However, you may change your selection of model portfolio at any time, provided you select only a currently available model portfolio. Each change you make in your model portfolio selection will count against the 12 transfers you can make each Contract Year without paying a transfer fee. You should consult with your sales representative before making a change to your model portfolio selection to determine whether the new model portfolio is appropriate for your needs.

Since the performance of each Variable Sub-Account may cause a shift in the percentage allocated to each Variable Sub-Account, at least once every calendar quarter we will automatically rebalance all of your Contract Value in the


                                 40  PROSPECTUS

Variable Sub-Accounts according to your currently selected model portfolio.

Unless you notify us otherwise, any purchase payments you make after electing the TrueBalance program will be allocated to your model portfolio and/or to the Fixed Account Options according to your most recent instructions on file with us. Once you elect to participate in the TrueBalance program, you may allocate subsequent purchase payments to any of the Fixed Account Options available with your Contract and/or to any of the Variable Sub-Accounts included in your model portfolio, but only according to the allocation specifications of that model portfolio. You may not allocate subsequent purchase payments to a Variable Sub-Account that is not included in your model portfolio. Subsequent purchase payments allocated to the Variable Sub-Accounts will be automatically rebalanced at the end of the next calendar quarter according to the allocation percentages for your currently selected model portfolio.

You may not make transfers from the Variable Sub-Accounts to any of the other Variable Sub-Accounts. You may make transfers, as allowed under the contract, from the Fixed Account Options to other Fixed Account Options or to the Variable Sub-Accounts included in your model portfolio, but only according to the allocation specifications of that model portfolio. You may make transfers from the Variable Sub-Accounts to any of the Fixed Account Options, except the DCA Fixed Account Option. Transfers to Fixed Account Options may be inconsistent with the investment style you selected and with the purpose of the TrueBalance program. However, all of your Contract Value in the Variable Sub-Accounts will be automatically rebalanced at the end of the next calendar quarter according to the percentage allocations for your currently selected model portfolio. You should consult with your sales representative before making transfers.

If you own the TrueReturn Accumulation Benefit Option, on the Rider Maturity Date the Contract Value may be increased due to the TrueReturn Accumulation Benefit Option. Any increase will be allocated to the PIMCO VIT Money Market - Administrative Shares Sub-Account. You may make transfers from this Variable Sub-Account to the Fixed Account Options (as allowed) or the Variable Sub-Accounts included in your model portfolio, but only according to the allocation specification of that model portfolio. All of your Contract Value in the Variable Sub-Accounts will be automatically rebalanced at the end of the next calendar quarter according to the percentage allocations for your currently selected model portfolio.

If you make a partial withdrawal from any of the Variable Sub-Accounts, your remaining Contract Value in the Variable Sub-Accounts will be automatically rebalanced at the end of the next calendar quarter according to the percentage allocations for your currently selected model portfolio. If you are participating in the Systematic Withdrawal Program when you add the TrueBalance program or change your selection of model portfolios, you may need to update your withdrawal instructions. If you have any questions, please consult your sales representative.

Your participation in the TrueBalance program is subject to the program's terms and conditions, and you may change model portfolios or terminate your participation in the TrueBalance program at any time by notifying us in a form satisfactory to us. We reserve the right to modify or terminate the TrueBalance program at any time.


INVESTMENT ALTERNATIVES: THE FIXED ACCOUNT OPTIONS
--------------------------------------------------------------------------------

You may allocate all or a portion of your purchase payments (and Credit Enhancements for CONSULTANT SOLUTIONS PLUS CONTRACTS) to the FIXED ACCOUNT OPTIONS. The Fixed Account Options we offer include the DOLLAR COST AVERAGING FIXED ACCOUNT OPTION, the STANDARD FIXED ACCOUNT OPTION, and the MARKET VALUE ADJUSTED FIXED ACCOUNT OPTION. We may offer additional Fixed Account Options in the future. Some Options are not available in all states. In addition, Lincoln Benefit may limit the availability of some Fixed Account Options. Please consult with your representative for current information. The Fixed Account supports our insurance and annuity obligations. The Fixed Account consists of our general assets other than those in segregated asset accounts. We have sole discretion to invest the assets of the Fixed Account, subject to applicable law. Any money you allocate to the Fixed Account does not entitle you to share in the investment experience of the Fixed Account.


DOLLAR COST AVERAGING FIXED ACCOUNT OPTION
The Dollar Cost Averaging Fixed Account Option ("DCA Fixed Account Option") is one of the investment alternatives that you can use to establish a Dollar Cost Averaging Program, as described on page 47.

This option allows you to allocate purchase payments (and Credit Enhancements for CONSULTANT SOLUTIONS PLUS CONTRACTS) to the Fixed Account that will then automatically be transferred, along with interest, in equal monthly installments to the investment alternatives that you have selected. In the future, we may offer other installment frequencies in our discretion. Each purchase payment allocated to the DCA Fixed Account Option must be at least $100.

At the time you allocate a purchase payment to the DCA Fixed Account Option, you
must specify the term length over which the transfers are to take place.   We
use the term "Transfer Period Account" to refer to each purchase


                                 41  PROSPECTUS
payment allocation made to the DCA Fixed Account Option for a specified term length. You establish a new Transfer Period Account each time you allocate a purchase payment to the DCA Fixed Account Option. We currently offer term lengths from which you may select for your Transfer Period Account(s), ranging from 3 to 12 months. We may modify or eliminate the term lengths we offer in the future. Refer to Appendix A for more information.

Your purchase payments (and Credit Enhancements for CONSULTANT SOLUTIONS PLUS CONTRACTS) will earn interest while in the DCA Fixed Account Option at the interest rate in effect at the time of the allocation, depending on the term length chosen for the Transfer Period Account and the type of Contract you have.
 The interest rates may also differ from those available for other Fixed Account Options. The minimum interest rate associated with the DCA Fixed Account Option is based upon state requirements and the date an application to purchase a Contract is signed. This minimum interest rate will not change after Contract issue.

You must transfer all of your money, plus accumulated interest, out of a Transfer Period Account to other investment alternatives in equal monthly installments during the term of the Transfer Period Account. We reserve the right to restrict the investment alternatives available for transfers from any Transfer Period Account. You may not transfer money from the Transfer Period Accounts to any of the Fixed Account Options available under your Contract. The first transfer will occur on the 25th day after you establish a Transfer Period Account and monthly thereafter. If we do not receive an allocation instruction from you when we receive the purchase payment, we will transfer each installment to the money market Variable Sub-account until we receive a different allocation instruction. At the expiration of a Transfer Period Account any remaining amounts in the Transfer Period Account will be transferred to the PIMCO VIT Money Market - Administrative Shares Sub-Account unless you request a different investment alternative. Transferring Contract Value to the PIMCO VIT Money Market - Administrative Shares Sub-Account in this manner may not be consistent with the theory of dollar cost averaging described on page 47.

If you discontinue the DCA Fixed Account Option before the expiration of a Transfer Period Account, we will transfer any remaining amount in the Transfer Period Account to the PIMCO VIT Money Market - Administrative Shares Sub-Account unless you request a different investment alternative.

If you have a TrueReturn Option or SureIncome Option, at the expiration of a Transfer Period Account or if you discontinue the DCA Fixed Account Option any amounts remaining in the Transfer Period Account will be transferred according to the investment requirements applicable to the Option you selected.

You may not transfer money into the DCA Fixed Account Option or add to an existing Transfer Period Account. You may not use the Automatic Additions Program to allocate purchase payments to the DCA Fixed Account Option.

The DCA Fixed Account Option currently is not available if you have selected the CONSULTANT SOLUTIONS SELECT CONTRACT.

The DCA Fixed Account Option may not be available in your state. Please check with your representative for availability.


STANDARD FIXED ACCOUNT OPTION
If you have selected the CONSULTANT SOLUTIONS CLASSIC CONTRACT, you may allocate purchase payments or transfer amounts into the Standard Fixed Account Option.
 Each such allocation establishes a "GUARANTEE PERIOD ACCOUNT" within the Standard Fixed Account Option ("Standard Fixed Guarantee Period Account"), which is defined by the date of the allocation. You may not allocate a purchase payment or transfer to any existing Guarantee Period Account. Each purchase payment or transfer allocated to a Standard Fixed Guarantee Period Account must be at least $100.

The Standard Fixed Account Option is not available in all states.

At the time you allocate a purchase payment or transfer amount to the Standard Fixed Account Option, you must select the Guarantee Period for that allocation from among the available Standard Fixed Guarantee Periods. We currently offer Standard Fixed Guarantee Periods of 1 year in length for CONSULTANT SOLUTIONS CLASSIC. For CONSULTANT SOLUTIONS PLUS, SELECT and ELITE CONTRACTS, we currently are not offering the Standard Fixed Account Option. Refer to Appendix A for more information. We may offer other Guarantee Periods in the future. If you allocate a purchase payment to the Standard Fixed Account Option, but do not select a Standard Fixed Guarantee Period for the new Standard Fixed Guarantee Period Account, we will allocate the purchase payment or transfer to a new Standard Fixed Guarantee Period Account with the same Standard Fixed Guarantee Period as the Standard Fixed Guarantee Period Account of your most recent purchase payment or transfer. If we no longer offer that Standard Fixed Guarantee Period, then we will allocate the purchase payment or transfer to a new Standard Fixed Guarantee Period Account with the next shortest term currently offered. If you have not made a prior allocation to a Guarantee Period Account, then we will allocate the purchase payment or transfer to a new Standard Fixed Guarantee Period Account of the shortest Standard Fixed Guarantee Period we are offering at that time.

Some Standard Fixed Guarantee Periods are not available in all states. Please check with your representative for availability.


                                 42  PROSPECTUS

The amount you allocate to a Standard Fixed Guarantee Period Account will earn interest at the interest rate in effect for that Standard Fixed Guarantee Period at the time of the allocation. Interest rates may differ depending on the type of Contract you have and may also differ from those available for other Fixed Account Options. The minimum interest rate associated with the Standard Fixed Account Option is based upon state requirements and the date an application to purchase a Contract is signed. This minimum interest rate will not change after Contract issue.

In any Contract Year, the combined amount of withdrawals and transfers from a Standard Fixed Guarantee Period Account may not exceed 30% of the amount used to establish that Standard Fixed Guarantee Period Account. This limitation is waived if you withdraw your entire Contract Value. It is also waived for amounts in a Standard Fixed Guarantee Period Account during the 30 days following its renewal date ("30-DAY WINDOW"), described below, and for a single withdrawal made by your surviving spouse within one year of continuing the Contract after your death.

Amounts under the 30% limit that are not withdrawn in a Contract Year do not carry over to subsequent Contract Years.

At the end of a Standard Fixed Guarantee Period and each year thereafter, we will declare a renewal interest rate that will be guaranteed for 1 year.
 Subsequent renewal dates will be on the anniversaries of the first renewal date. Prior to a renewal date, we will send you a notice that will outline the options available to you. During the 30-Day Window following the expiration of a Standard Fixed Guarantee Period Account, the 30% limit for transfers and withdrawals from that Guarantee Period Account is waived and you may elect to:

.. transfer all or part of the money from the Standard Fixed Guarantee Period
  Account to establish a new Guarantee Period Account within the Standard Fixed Account Option; or

.. transfer all or part of the money from the Standard Fixed Guarantee Period
  Account to other investment alternatives available at the time; or

.. withdraw all or part of the money from the Standard Fixed Guarantee Period
  Account.  Withdrawal charges and taxes may apply.

Withdrawals taken to satisfy IRS minimum distribution rules will count against the 30% limit. The 30% limit will be waived for a Contract Year to the extent that:

.. you have already exceeded the 30% limit and you must still make a withdrawal during that Contract Year to satisfy IRS minimum distribution rules; or

.. you have not yet exceeded the 30% limit but you must make a withdrawal during that Contract Year to satisfy IRS minimum distribution rules, and such withdrawal will put you over the 30% limit.

The money in the Standard Fixed Guarantee Period Account will earn interest at the declared renewal rate from the renewal date until the date we receive notification of your election. If we receive notification of your election to make a transfer or withdrawal from a renewing Standard Fixed Guarantee Period Account on or before the renewal date, the transfer or withdrawal will be deemed to have occurred on the renewal date. If we receive notification of your election to make a transfer or withdrawal from the renewing Standard Fixed Guarantee Period Account after the renewal date, but before the expiration of the 30-Day Window, the transfer or withdrawal will be deemed to have occurred on the day we receive such notice. Any remaining balance not withdrawn or transferred from the renewing Standard Fixed Guarantee Period Account will continue to earn interest until the next renewal date at the declared renewal rate. If we do not receive notification from you within the 30-Day Window, we will assume that you have elected to renew the Standard Fixed Guarantee Period Account and the amount in the renewing Standard Fixed Guarantee Period Account will continue to earn interest at the declared renewal rate until the next renewal date, and will be subject to all restrictions of the Standard Fixed Account Option.

The Standard Fixed Account Option currently is available only with the CONSULTANT SOLUTIONS CLASSIC CONTRACT.


MARKET VALUE ADJUSTED FIXED ACCOUNT OPTION
You may allocate purchase payments or transfer amounts into the Market Value Adjusted Fixed Account Option. Each such allocation establishes a Guarantee Period Account within the Market Value Adjusted Fixed Account Option ("Market Value Adjusted Fixed Guarantee Period Account"), which is defined by the date of the allocation and the length of the initial interest rate guarantee period ("MARKET VALUE ADJUSTED FIXED GUARANTEE PERIOD"). You may not allocate a purchase payment or transfer to any existing Guarantee Period Account. Each purchase payment or transfer allocated to a Market Value Adjusted Fixed Guarantee Period Account must be at least $100.

At the time you allocate a purchase payment or transfer amount to the Market Value Adjusted Fixed Account Option, you must select the Guarantee Period for that allocation from among the Guarantee Periods available for the Market Value Adjusted Fixed Account Option. We currently offer Market Value Adjusted Fixed Guarantee Periods of 1, 3, 5, 7, and 10 years. Refer to Appendix A for more
information. We may offer other  Guarantee Periods in the future.   If you
allocate a purchase payment to the Market Value Adjusted Fixed Account Option, but do not select a Market Value Adjusted Fixed Guarantee Period for the new Market Value Adjusted Fixed Guarantee Period Account, we will allocate the purchase payment or transfer to a new Market Value Adjusted Fixed Guarantee Period Account with the same Market Value Adjusted Fixed Guarantee Period as the Market


                                 43  PROSPECTUS

Value Adjusted Fixed Guarantee Period Account of your most recent purchase payment or transfer. If we no longer offer that Market Value Adjusted Fixed Guarantee Period, then we will allocate the purchase payment or transfer to a new Market Value Adjusted Fixed Guarantee Period Account with the next shortest term currently offered. If you have not made a prior allocation to a Market Value Adjusted Fixed Guarantee Period Account, then we will allocate the purchase payment or transfer to a new Market Value Adjusted Fixed Guarantee Period Account of the shortest Market Value Adjusted Fixed Guarantee Period we are offering at that time. The Market Value Adjusted Fixed Account Option is not available in all states. Please check with your representative for availability.

The amount you allocate to a Market Value Adjusted Fixed Guarantee Period Account will earn interest at the interest rate in effect for that Market Value Adjusted Fixed Guarantee Period at the time of the allocation. Interest rates may differ depending on the type of Contract you have and may also differ from those available for other Fixed Account Options.

Withdrawals and transfers from a Market Value Adjusted Fixed Guarantee Period Account may be subject to a Market Value Adjustment. A Market Value Adjustment may also apply to amounts in the Market Value Adjusted Fixed Account Option if we pay Death Proceeds or if the Payout Start Date begins on a day other than during the 30-day period after such Market Value Adjusted Fixed Guarantee Period Account expires ("30-Day MVA Window"). We will not make a Market Value Adjustment if you make a transfer or withdrawal during the 30-Day MVA Window.

We apply a Market Value Adjustment to reflect changes in interest rates from the time you first allocate money to a Market Value Adjusted Fixed Guarantee Period Account to the time the money is taken out of that Market Value Adjusted Fixed Guarantee Period Account under the circumstances described above. We use the U.S. Treasury Note Constant Maturity Yield as reported in Federal Reserve Statistical Release H.15 ("Treasury Rate") to calculate the Market Value Adjustment. We do so by comparing the Treasury Rate for a maturity equal to the
 Market Value Adjusted Fixed Guarantee Period at the time the Market Value Adjusted Fixed Guarantee Period Account is established with the Treasury Rate for the same maturity at the time the money is taken from the Market Value Adjusted Fixed Guarantee Period Account.

The Market Value Adjustment may be positive or negative, depending on changes in interest rates. As such, you bear the investment risk associated with changes in interest rates. If interest rates have increased since the establishment of a Market Value Adjusted Fixed Guarantee Period Account, the Market Value Adjustment, together with any applicable withdrawal charges, premium taxes, and income tax withholdings could reduce the amount you receive upon full withdrawal from a Market Value Adjusted Fixed Guarantee Period Account to an amount less than the purchase payment used to establish that Market Value Adjusted Fixed Guarantee Period Account.

Generally, if at the time you establish a Market Value Adjusted Fixed Guarantee Period Account, the Treasury Rate for a maturity equal to that Market Value Adjusted Fixed Guarantee Period is higher than the applicable Treasury Rate at the time money is to be taken from the Market Value Adjusted Fixed Guarantee Period Account, the Market Value Adjustment will be positive. Conversely, if at the time you establish a Market Value Adjusted Fixed Guarantee Period Account, the applicable Treasury Rate is lower than the applicable Treasury Rate at the time the money is to be taken from the Market Value Adjusted Fixed Guarantee Period Account, the Market Value Adjustment will be negative.

For example, assume that you purchase a Contract and allocate part of the initial purchase payment (and Credit Enhancements for CONSULTANT SOLUTIONS PLUS CONTRACTS) to the Market Value Adjusted Fixed Account Option to establish a 5-year Market Value Adjusted Fixed Guarantee Period Account. Assume that the 5-year Treasury Rate at that time is 4.50%. Next, assume that at the end of the 3rd year, you withdraw money from the Market Value Adjusted Fixed Guarantee Period Account. If, at that time, the 5-year Treasury Rate is 4.20%, then the Market Value Adjustment will be positive. Conversely, if the 5-year Treasury Rate at that time is 4.80%, then the Market Value Adjustment will be negative.

The formula used to calculate the Market Value Adjustment and numerical examples illustrating its application are shown in Appendix B of this prospectus.

At the end of a Market Value Adjusted Fixed Guarantee Period, the Market Value Adjusted Fixed Guarantee Period Account expires and we will automatically transfer the money from such Guarantee Period Account to establish a new Market Value Adjusted Fixed Guarantee Period Account with the same Market Value Adjusted Fixed Guarantee Period, unless you notify us otherwise. The new Market Value Adjusted Fixed Guarantee Period Account will be established as of the day immediately following the expiration date of the expiring Market Value Adjusted Guarantee Period Account ("New Account Start Date.") If the Market Value Adjusted Fixed Guarantee Period is no longer being offered, we will establish a new Market Value Adjusted Fixed Guarantee Period Account with the next shortest Market Value Adjusted Fixed Guarantee Period available. Prior to the expiration date, we will send you a notice, which will outline the options available to you. During the 30-Day MVA Window a Market Value Adjustment will not be applied to transfers and withdrawals from the expiring Market Value Adjusted Fixed Guarantee Period Account and you may elect to:


                                 44  PROSPECTUS

.. transfer all or part of the money from the Market Value Adjusted Fixed
  Guarantee Period Account to establish a new Guarantee Period Account within the Market Value Adjusted Fixed Account Option; or

.. transfer all or part of the money from the Market Value Adjusted Fixed
  Guarantee Period Account to other investment alternatives available at the time; or

.. withdraw all or part of the money from the Market Value Adjusted Fixed
  Guarantee Period Account.  Withdrawal charges and taxes may apply.

The money in the Market Value Adjusted Fixed Guarantee Period Account will earn interest at the interest rate declared for the new Market Value Adjusted Fixed Guarantee Period Account from the New Account Start Date until the date we receive notification of your election. If we receive notification of your election to make a transfer or withdrawal from an expiring Market Value Adjusted Fixed Guarantee Period Account on or before the New Account Start Date, the transfer or withdrawal will be deemed to have occurred on the New Account Start Date. If we receive notification of your election to make a transfer or withdrawal from the expiring Market Value Adjusted Fixed Guarantee Period Account after the New Account Start Date, but before the expiration of the 30-Day MVA Window, the transfer or withdrawal will be deemed to have occurred on the day we receive such notice. Any remaining balance not withdrawn or transferred will earn interest for the term of the new Market Value Adjusted Fixed Guarantee Period Account, at the interest rate declared for such Account.
 If we do not receive notification from you within the 30-Day Window, we will assume that you have elected to transfer the amount in the expiring Market Value Adjusted Fixed Guarantee Period Account to establish a new Market Value Adjusted Fixed Guarantee Period Account with the same Market Value Adjusted Fixed Guarantee Period, and the amount in the new Market Value Adjusted Fixed Guarantee Period Account will continue to earn interest at the interest rate declared for the new Market Value Adjusted Fixed Guarantee Period Account, and will be subject to all restrictions of the Market Value Adjusted Fixed Account Option. If we no longer offer that Market Value Adjusted Fixed Guarantee Period, the Market Value Adjusted Fixed Guarantee Period for the new Market Value Adjusted Fixed Guarantee Period Account will be the next shortest term length we offer for the Market Value Adjusted Fixed Account Option at that time, and the interest rate will be the rate declared by us at that time for such term.


INVESTMENT ALTERNATIVES: TRANSFERS
--------------------------------------------------------------------------------


TRANSFERS DURING THE ACCUMULATION PHASE
During the Accumulation Phase, you may transfer Contract Value among the investment alternatives. You may not transfer Contract Value to the DCA Fixed Account Option or add to an existing Transfer Period Account. You may request transfers in writing on a form that we provided or by telephone according to the procedure described below.

You may make up to 12 transfers per Contract Year without charge. Currently, a transfer fee equal to 1.00% of the amount transferred applies to each transfer after the 12th transfer in any Contract Year. This fee may be changed, but in no event will it exceed 2.00% of the amount transferred. Multiple transfers on a single Valuation Date are considered a single transfer for purposes of assessing the transfer fee. If you added the TrueReturn Accumulation Benefit Option or SureIncome Option to your Contract, certain restrictions on transfers apply.
 See the "TrueReturn Accumulation Benefit Option" and "SureIncome Withdrawal Benefit Option" sections of this prospectus for more information. In any event, the transfer fee will never be greater than $25.

The minimum amount that you may transfer from the Standard Fixed Account Option, Market Value Adjusted Fixed Account Option or a Variable Sub-account is $100 or the total remaining balance in the Standard Fixed Account Option, Market Value Adjusted Fixed Account Option or the Variable Sub-account, if less. These limitations do not apply to the DCA Fixed Account Option. The total amount that you may transfer or withdraw from a Standard Fixed Guarantee Period Account in a Contract Year is 30% of the amount used to establish that Guarantee Period Account. See "Standard Fixed Account Option". The minimum amount that can be transferred to the Standard Fixed Account Option and the Market Value Adjusted Fixed Account Option is $100.

We will process transfer requests that we receive before 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for that Date. We will process requests completed after 3:00 p.m. on any Valuation Date using the Accumulation Unit Values for the next Valuation Date. The Contract permits us to defer transfers from the Fixed Account Options for up to 6 months from the date we receive your request. If we decide to postpone transfers from any Fixed Account Option for 30 days or more, we will pay interest as required by applicable law. Any interest would be payable from the date we receive the transfer request to the date we make the transfer.

For CONSULTANT SOLUTIONS SELECT CONTRACTS, the maximum amount that may be allocated during any single day to certain selected funds by telephone, fax, Internet, overnight or express mail services, same day messenger, or in person is $25,000. All trades exceeding this daily


                                 45  PROSPECTUS
limit must be made by first class US Mail. The funds currently affected by this restriction are:

Fidelity VIP Overseas - Service Class 2 Sub-Account
Janus Aspen Series Foreign Stock - Service Shares Sub-Account
Oppenheimer Global Securities/VA - Service Shares Sub-Account
Van Eck Worldwide Emerging Markets Sub-Account
MFS High Income - Service Class Sub-Account
Legg Mason Partners Variable High Yield Bond - Class II Sub-Account
---------------------------------------------------------------------



We reserve the right to waive any transfer restrictions.


TRANSFERS DURING THE PAYOUT PHASE
During the Payout Phase, you may make transfers among the Variable Sub-Accounts so as to change the relative weighting of the Variable Sub-Accounts on which your variable income payments will be based. You may make up to 12 transfers per Contract Year within each Income Plan. You may not convert any portion of your fixed income payments into variable income payments. You may not make transfers among Income Plans. You may make transfers from the variable income payments to the fixed income payments to increase the proportion of your income payments consisting of fixed income payments, unless you have selected the Income Protection Benefit Option.


TELEPHONE OR ELECTRONIC TRANSFERS
You may make transfers by telephone by calling 800-865-5237. The cut-off time for telephone transfer requests is 3:00 p.m. Central Time. In the event that the New York Stock Exchange closes early, i.e., before 3:00 p.m. Central Time, or in the event that the Exchange closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the Exchange on that particular day. We will not accept telephone requests received from you at any telephone number other than the number that appears in this paragraph or received after the close of trading on the Exchange. If you own the Contract with a joint Contract Owner, unless we receive contrary instructions, we will accept instructions from either you or the other Contract Owner.

We may suspend, modify or terminate the telephone transfer privilege, as well as any other electronic or automated means we previously approved, at any time without notice.

We use procedures that we believe provide reasonable assurance that the telephone transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.


MARKET TIMING & EXCESSIVE TRADING
The Contracts are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Variable Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance and adversely affect your Contract Value. Our policy is not to accept knowingly any money intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Contract if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Contract.

We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as described below under "Trading Limitations." Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.

While we seek to deter market timing and excessive trading in Variable Sub-Accounts, because our procedures involve the exercise of reasonable judgment, we may not identify or prevent some market timing or excessive trading. Moreover, imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it is detected. As a result, some investors may be able to engage in market timing and excessive trading, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.


TRADING LIMITATIONS
We reserve the right to limit transfers among the investment alternatives in any Contract year, require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery, or to refuse any transfer request, if:

.. we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Contract Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Contract Owners; or

.. we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or


                                 46  PROSPECTUS
  redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.

In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:

.. the total dollar amount being transferred, both in the aggregate and in the transfer request;

.. the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a Variable Sub-Account in a short period of time can constitute market timing);

.. whether your transfers follow a pattern that appears designed to take advantage of short term market fluctuations, particularly within certain Variable Sub-Account underlying Portfolios that we have identified as being susceptible to market timing activities;

.. whether the manager of the underlying Portfolio has indicated that the transfers interfere with Portfolio management or otherwise adversely impact the Portfolio; and

.. the investment objectives and/or size of the Variable Sub-Account underlying
  Portfolio.

We seek to apply these trading limitations uniformly. However, because these determinations involve the exercise of discretion, it is possible that we may not detect some market timing or excessive trading activity. As a result, it is possible that some investors may be able to engage in market timing or excessive trading activity, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.

If we determine that a Contract Owner has engaged in market timing or excessive trading activity, we will require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. If we determine that a Contract Owner continues to engage in a pattern of market timing or excessive trading activity we will restrict that Contract Owner from making future additions or transfers into the impacted Variable Sub-Account(s) or will restrict that Contract Owner from making future additions or transfers into the class of Variable Sub-Account(s) if the Variable Sub-Accounts(s) involved are vulnerable to arbitrage market timing trading activity (i.e. International, High Yield, and Small Cap Variable Sub-Accounts).

In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.


SHORT TERM TRADING FEES
We reserve the right to assess short-term trading fees in connection with transfers from Variable Sub-Accounts that occur within a certain number of days following the date of allocation to the Variable Sub-Accounts. Such fees may vary by Variable Sub-Account, but will only apply to those Variable Sub-Accounts corresponding to underlying funds that assess such fees.


DOLLAR COST AVERAGING PROGRAM
Through our Dollar Cost Averaging Program, you may automatically transfer a fixed dollar amount on a regular basis from any Variable Sub-Account or any Fixed Account Option to any of the other Variable Sub-Accounts. You may not use the Dollar Cost Averaging Program to transfer amounts to the Fixed Account Options. This program is available only during the Accumulation Phase.

We will not charge a transfer fee for transfers made under this Program, nor will such transfers count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The theory of dollar cost averaging is that if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in this Program does not assure you of a greater profit from your purchases under the Program nor will it prevent or necessarily reduce losses in a declining market. Call or write us for instructions on how to enroll.


AUTOMATIC PORTFOLIO REBALANCING PROGRAM
Once you have allocated your money among the Variable Sub-Accounts, the performance of each Sub-Account may cause a shift in the percentage you allocated to each Sub-Account. If you select our Automatic Portfolio Rebalancing Program, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations. Money you allocate to the Fixed Account will not be included in the rebalancing.

We will rebalance your account quarterly, semi-annually, or annually. We will measure these periods according to your instructions. We will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing or by telephone. The new allocation will be effective with the first rebalancing that occurs after we receive your written or telephone request. We are not responsible for rebalancing that occurs prior to receipt of proper notice of your request.

Example:

  Assume that you want your initial purchase payment split among 2 Variable Sub-accounts. You want 40% to be in the PIMCO VIT Foreign Bond (U.S.


                                 47  PROSPECTUS

  Dollar-Hedged) - Administrative Shares Sub-Account Variable Sub-account and 60% to be in the Fidelity VIP Index 500 - Service Class 2 Sub-Account Variable Sub-account. Over the next 2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the PIMCO VIT Foreign Bond (U.S. Dollar-Hedged) - Administrative Shares Sub-Account Variable Sub-account now represents 50% of your holdings because of its increase in value. If you choose to have your holdings in a Contract or Contracts rebalanced quarterly, on the first day of the next quarter we would sell some of your units in the PIMCO VIT Foreign Bond (U.S. Dollar-Hedged) - Administrative Shares Sub-Account Variable Sub-account for the appropriate Contract(s) and use the money to buy more units in the Fidelity VIP Index 500
  - Service Class 2 Sub-Account Variable Sub-account so that the percentage allocations would again be 40% and 60% respectively.

The transfers made under the program do not count towards the 12 transfers you can make without paying a transfer fee, and are not subject to a transfer fee.

Portfolio rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the Variable Sub-Accounts that performed better during the previous time period.


EXPENSES
--------------------------------------------------------------------------------

As a Contract Owner, you will bear, directly or indirectly, the charges and expenses described below.


CONTRACT MAINTENANCE CHARGE
During the Accumulation Phase, on each Contract Anniversary, we will deduct a $40 contract maintenance charge from your assets invested in the PIMCO Money Market Variable Sub-account ($30 if the Contract value is equal to or greater than $2,000.) If there are insufficient assets in that Variable Sub-account, we will deduct the balance of the charge proportionally from the other Variable Sub-accounts. We also will deduct this charge if you withdraw your entire Contract Value, unless your Contract qualifies for a waiver. During the Payout Phase, we will deduct the charge proportionately from each income payment.

The charge is to compensate us for the cost of administering the Contracts and the Variable Account. Maintenance costs include expenses we incur in billing and collecting purchase payments; keeping records; processing death claims, cash withdrawals, and policy changes; proxy statements; calculating Accumulation Unit Values and income payments; and issuing reports to Contract Owners and regulatory agencies. We cannot increase the charge. We will waive this charge for a Contract Anniversary if, on that date:

.. your Contract Value is equal to or greater than $50,000; or

.. your entire Contract Value is allocated to the Fixed Account Options or, after the Payout Start Date, if all income payments are fixed income payments.

We also reserve the right to waive this charge if you own more than one Contract and the Contracts meet certain minimum dollar amount requirements. In addition, we reserve the right to waive this charge for all Contracts.


ADMINISTRATIVE EXPENSE CHARGE
We currently deduct an administrative expense charge daily at an annual rate of 0.10% of the average daily net assets you have invested in the Variable Sub-accounts. We intend this charge to cover actual administrative expenses that exceed the revenues from the contract maintenance charge. There is no necessary relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributed to that Contract. We assess this charge each day during the Accumulation Phase and the Payout Phase. We may increase this charge for Contracts issued in the future, but in no event will it exceed 0.25%. We guarantee that after your Contract is issued we will not increase this charge for your Contract.


MORTALITY AND EXPENSE RISK CHARGE
We deduct a mortality and expense risk charge daily from the net assets you have invested in the Variable Sub-Accounts. We assess mortality and expense risk charges during the Accumulation and Payout Phases of the Contract, except as noted below. The annual mortality and expense risk charge for the Contracts without any optional benefit are as follows:

CONSULTANT SOLUTIONS CLASSIC                 1.25%
---------------------------------------------------
CONSULTANT SOLUTIONS PLUS                    1.45%
---------------------------------------------------
CONSULTANT SOLUTIONS ELITE                   1.60%
---------------------------------------------------
CONSULTANT SOLUTIONS SELECT                  1.70%
---------------------------------------------------


The mortality and expense risk charge is for all the insurance benefits available with your Contract (including our guarantee of annuity rates and the death benefits), for certain expenses of the Contract, and for assuming the risk (expense risk) that the current charges will not be sufficient in the future to cover the cost of administering the Contract. The mortality and expense risk charge also helps pay for the cost of the Credit Enhancement under the CONSULTANT SOLUTIONS PLUS CONTRACT. If the charges under the Contract are not sufficient, then we will bear the loss. We charge an additional amount for the optional benefits to compensate us for the additional risk that we accept by providing these options.


                                 48  PROSPECTUS

You will pay additional mortality and expense risk charges if you add any optional benefits to your Contract. The additional mortality and expense risk charge you pay will depend upon which of the options you select:

.. MAV Death Benefit Option: The current mortality and expense risk charge for this option is 0.20%. This charge may be increased, but will never exceed 0.50%. We guarantee that we will not increase the mortality and expense risk charge for this option after you have added it to your Contract. We deduct the charge for this option only during the Accumulation Phase.

.. Annual Increase Death Benefit Option: The current mortality and expense risk charge for this option is 0.30%. This charge may be increased, but will never exceed 0.50%. We guarantee that we will not increase the mortality and expense risk charge for this option after you have added it to your Contract.
   We deduct the charge for this option only during the Accumulation Phase.

.. Enhanced Earnings Death Benefit Option: The current mortality and expense risk charge for this option is:

  . 0.25% (maximum of 0.35%) if the oldest Contract Owner and Co-Annuitant, or, if the Contract is owned by a non-living person, the oldest Annuitant, are age 70 or younger on the Rider Application Date;

  . 0.40% (maximum of 0.50%) if the oldest Contract Owner or, if older, the Co-Annuitant, or, if the Contract is owned by a non-living person, the oldest Annuitant, is age 71 or older and age 79 or younger on the Rider Application Date.

  . The charges may be increased but they will never exceed the maximum charges shown above. We guarantee that we will not increase the mortality and expense risk charge for this option after you have added it to your Contract. However, if your spouse elects to continue the Contract in the event of your death and if he or she elects to continue the Enhanced Earnings Death Benefit Option, the charge will be based on the age of the new Contract Owner at the time the Contract is continued. Refer to the Death Benefit Payments provision in this prospectus for more information.
       We deduct the charge for this option only during  the Accumulation Phase.

.. Income Protection Benefit Option: The current mortality and expense risk charge for this option is 0.50%. This charge may be increased, but will never exceed 0.75%. We guarantee that we will not increase the mortality and expense risk for this option after you have added it to your Contract. This option may be added to your Contract on the Payout Start Date. The charge will be deducted only during the Payout Phase.


TRUERETURN ACCUMULATION BENEFIT OPTION FEE
We charge a separate annual Rider Fee for the TrueReturn Accumulation Benefit Option. The current annual Rider Fee is 0.50% of the Benefit Base. We deduct the Rider Fee on each Contract Anniversary during the Rider Period or until you terminate the Option, if earlier. We reserve the right to increase the Rider Fee to up to 1.25%. We currently charge the same Rider Fee regardless of the Rider Period and Guarantee Option you select, however we reserve the right to charge different fees for different Rider Periods and Guarantee Options in the future. However, once we issue your Option, we cannot change the Rider Fee that applies to your Contract. If you elect to exercise the Rider Trade-In Option, the new Rider Fee will be based on the Rider Fee percentage applicable to a new TrueReturn Accumulation Benefit Option at the time of trade-in.


The Rider Fee is deducted only from the Variable Sub-account(s) on a pro rata basis in the proportion that your value in each Variable Sub-account bears to your total value in all Variable Sub-accounts. Rider Fees will decrease the number of Accumulation Units in each Variable Sub-account. If you terminate the Option, or terminate the Contract by a total withdrawal, prior to the Rider Maturity Date on a date other than the Contract Anniversary, we will deduct a Rider Fee that is prorated based on the number of full months between the Contract Anniversary immediately prior to the termination and the date of the termination. However, if the Option is terminated due to death of the Contract Owner or Annuitant, we will not charge a Rider Fee unless the date we receive a Complete Request for Settlement of the Death Proceeds is also a Contract
Anniversary.    If the Option is terminated on the Payout Start Date, we will not charge a Rider Fee unless the Payout Start Date is also a Contract Anniversary. Additionally, if you elect to exercise the Rider Trade-In Option and cancel the Option on a date other than a Contract Anniversary, we will not deduct a Rider Fee on the date the Option is terminated. Refer to the "TrueReturn Accumulation Benefit Option" section of this prospectus for more information.

SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION FEE
We charge a separate annual Rider Fee for the Spousal Protection Benefit (Co-Annuitant) Option. The current annual Rider Fee is 0.10% of the Contract Value. This fee applies to Options added on or after May 1, 2005. For Options added prior to May 1, 2005, there is no charge associated with the Options. We deduct the Rider Fee on each Contract Anniversary and in certain circumstances on the date you terminate the Option. We reserve the right to increase the annual Rider Fee on newly issued Options to up to 0.15% of the Contract Value.
 We also reserve the right to charge different Rider Fees for new Spousal Protection Benefit (Co-Annuitant) Options we


                                 49  PROSPECTUS
offer in the future. However, once we issue your Option, we cannot change the Rider Fee that applies to your Contract.

The Rider Fee is deducted only from the Variable Sub-Account(s) on a pro-rata basis in the proportion that your value in each Variable Sub-Account bears to your total value in all Variable Sub-Accounts. Rider Fees will decrease the number of Accumulation Units in each Variable Sub-Account. If, at the time the Rider Fee is deducted, the Rider Fee exceeds the total value in all Variable Sub-Accounts, the excess of the Rider Fee over the total value in all Variable Sub-Accounts will be waived.

The first Rider Fee will be deducted on the first Contract Anniversary following the Rider Date. A Rider Fee will be deducted on each subsequent Contract Anniversary while the Rider is in force.

For the first Contract Anniversary following the Rider Date, the Rider Fee is equal to the number of full months from the Rider Date to the first Contract Anniversary, divided by twelve, multiplied by 0.10%, with the result multiplied by the Contract Value as of the first Contract Anniversary. For subsequent Contract Anniversaries, the Rider Fee is equal to 0.10% multiplied by the Contract Value as of that Contract Anniversary.

If the Rider is terminated for any reason on a Contract Anniversary, we will deduct a full Rider Fee. If the Option is terminated on a date other than a Contract Anniversary, we will deduct a pro rata Rider Fee, except we will not charge any Rider Fee if the Option is terminated on the Payout Start Date or due to the death of the Contract Owner or Annuitant. If we charge a Rider Fee on the termination of the Option, the Rider Fee will be reduced pro rata, so that you are only charged for the number of full months this Option was in effect.


SUREINCOME WITHDRAWAL BENEFIT OPTION FEE
We charge a separate annual Rider Fee for the SureIncome Option ("SureIncome Option Fee" or "Rider Fee"). The current annual Rider Fee is 0.50% of the Benefit Base. We deduct the Rider Fee on each Contract Anniversary up to and including the date you terminate the Option. We reserve the right to increase the Rider Fee to up to 1.25% of the Benefit Base. We also reserve the right to charge different Rider Fees for different Withdrawal Benefit Factors we may offer in the future. However, once we issue your SureIncome Option, we cannot change the Rider Fee that applies to your Option. If you elect to exercise the Rider Trade-In Option, the new Rider Fee will be based on the Rider Fee percentage applicable to a new SureIncome Option at the time of trade-in.

The Rider Fee is deducted only from the Variable Sub-Account(s) on a pro-rata basis in the proportion that your Contract Value in each Variable Sub-Account bears to your total Contract Value in all Variable Sub-Accounts. Rider Fees will decrease the number of Accumulation Units in each Variable Sub-Account.
 If, at the time the Rider Fee is deducted, the Rider Fee exceeds the total Contract Value in all Variable Sub-Accounts, the excess of the Rider Fee over the total Contract Value in all Variable Sub-Accounts will be waived.

The first Rider Fee will be deducted on the first Contract Anniversary following the Rider Date. A Rider Fee will be deducted on each subsequent Contract Anniversary the SureIncome Option is in force.

For the first Contract Anniversary following the Rider Date, the Rider Fee is equal to the number of full months from the Rider Date to the first Contract Anniversary, divided by twelve, multiplied by 0.50%, with the result multiplied by the Benefit Base as of the first Contract Anniversary. For subsequent Contract Anniversaries, the Rider Fee is equal to the 0.50% multiplied by the Benefit Base as of that Contract Anniversary.

If the SureIncome Option is terminated for any reason on a Contract Anniversary, we will deduct a full Rider Fee. If the SureIncome Option is terminated on a date other than a Contract Anniversary, we will deduct a pro rata Rider Fee, except we will not charge any Rider Fee if the SureIncome Option is terminated on the Payout Start Date or due to the death of the Contract Owner or Annuitant.
 If we charge a Rider Fee on the termination of the SureIncome Option, the Rider Fee will be reduced pro rata, so that you are only charged for the number of full months the SureIncome Option was in effect.


TRANSFER FEE
We impose a fee upon transfers in excess of 12 during any Contract Year. The current fee is equal to 1.00% of the dollar amount transferred. This fee may be increased, but in no event will it exceed 2.00% of the dollar amount transferred. In any event, the transfer fee will never be greater than $25. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging Program or Automatic Portfolio Rebalancing Program.


WITHDRAWAL CHARGE
For all of the contracts except the CONSULTANT SOLUTIONS SELECT, we may assess a withdrawal charge from the purchase payment(s) you withdraw. The amount of the charge will depend on the number of years that have elapsed since we received the purchase payment being withdrawn. A schedule showing the withdrawal charges applicable to each Contract appears on page 11. If you make a withdrawal before the Payout Start Date, we will apply the withdrawal charge percentage in effect on the date of the withdrawal, or the withdrawal charge percentage in effect on the following day, whichever is lower.

Withdrawals also may be subject to tax penalties or income tax. You should consult with your tax counsel or other tax advisor regarding any withdrawals.


                                 50  PROSPECTUS

Withdrawals from the Market Value Adjusted Fixed Account Option may be subject to a market value adjustment. Refer to page 44 for more information on market value adjustments.


FREE WITHDRAWAL AMOUNT
You can withdraw up to the Free Withdrawal Amount each Contract Year without paying the withdrawal charge. The Free Withdrawal Amount for a Contract Year is equal to 15% of all purchase payments (excluding Credit Enhancements for CONSULTANT SOLUTIONS PLUS CONTRACTS) that are subject to a withdrawal charge as of the beginning of that Contract Year, plus 15% of the purchase payments added to the Contract during the Contract Year. The withdrawal charge applicable to Contracts owned by Charitable Remainder Trusts is described below.

Purchase payments no longer subject to a withdrawal charge will not be used to determine the Free Withdrawal Amount for a Contract Year, nor will they be assessed a withdrawal charge, if withdrawn. The Free Withdrawal Amount is not available in the Payout Phase.

You may withdraw up to the Free Withdrawal Amount in each Contract Year it is available without paying a withdrawal charge; however, the amount withdrawn may be subject to a Market Value Adjustment or applicable taxes. If you do not withdraw the entire Free Withdrawal Amount in a Contract Year, any remaining portion may not be carried forward to increase the Free Withdrawal Amount in a later Contract Year.

For purposes of assessing the withdrawal charge, we will treat withdrawals as coming from the oldest purchase payments first as follows:

1) Purchase payments that no longer are subject to withdrawal charges;

2) Free Withdrawal Amount (if available);

3) Remaining purchase payments subject to withdrawal charges, beginning with the oldest purchase payment;

4) Any earnings not previously withdrawn.

However, for federal income tax purposes, earnings are considered to come out first, which means that you will pay taxes on the earnings portion of your withdrawal.

If the Contract Owner is a Charitable Remainder Trust, the Free Withdrawal Amount in a Contract Year is equal to the greater of:

.. The Free Withdrawal Amount described above; or

.. Earnings as of the beginning of the Contract Year that have not been previously withdrawn.

For purposes of assessing the withdrawal charge for a Charitable Remainder Trust-Owned Contract, we will treat withdrawals as coming from the earnings first and then the oldest purchase payments as follows:

1) Earnings not previously withdrawn;

2) Purchase payments that are no longer subject to withdrawal charges;

3) Free Withdrawal Amount in excess of earnings;

4) Purchase payments subject to withdrawal charges, beginning with the oldest purchase payment.

If you have selected the CONSULTANT SOLUTIONS SELECT CONTRACT, there are no withdrawal charges applicable and, therefore, no Free Withdrawal Amount.
 Amounts withdrawn may be subject to a Market Value Adjustment or applicable taxes.


ALL CONTRACTS
We do not apply a withdrawal charge in the following situations:

.. the death of the Contract Owner or Annuitant (unless the Settlement Value is used);

.. withdrawals taken to satisfy IRS minimum distribution rules for the Contract;
  or

.. withdrawals that qualify for one of the waivers described below.

We use the amounts obtained from the withdrawal charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts, and to help defray the cost of the Credit Enhancement for the CONSULTANT SOLUTIONS PLUS CONTRACTS. To the extent that the withdrawal charge does not cover all sales commissions and other promotional or distribution expenses, or the cost of the Credit Enhancement, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference.

Withdrawals taken prior to annuitization (referred to in this prospectus as the Payout Phase) are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. You should consult your own tax counsel or other tax advisers regarding any withdrawals.


CONFINEMENT WAIVER. We will waive the withdrawal charge on all withdrawals taken under your Contract if the following conditions are satisfied:

1. you, or, if the Contract Owner is not a living person, the Annuitant, are first confined to a long term care facility or a hospital for at least 90 consecutive days. You or the Annuitant must first enter the long term care facility or hospital at least 30 days after the Issue Date,

2. we receive your request for withdrawal and written proof of the stay no later than 90 days following the end of your or the Annuitant's stay at the long term care facility or hospital, and


                                 51  PROSPECTUS

3. Due proof of confinement is received by us prior to or at the time of, a request for a withdrawal.

"DUE PROOF" includes, but is not limited to, a letter signed by a physician stating the dates the Owner or Annuitant was confined, the name and location of the Long Term Care Facility or Hospital, a statement that the confinement was medically necessary, and, if released, the date the Owner or Annuitant was released from the Long Term Care Facility or Hospital.


TERMINAL ILLNESS WAIVER. We will waive the withdrawal charge on all withdrawals under your Contract if:

1. you or the Annuitant, if the Contract Owner is not a living person, are diagnosed by a physician as having a terminal illness (as defined in the Contract) at least 30 days after the Issue Date, and

2. you provide Due Proof of diagnosis to us before or at the time you request the withdrawal.

"DUE PROOF" includes, but is not limited to, a letter signed by a physician stating that the Owner or Annuitant has a Terminal Illness and the date the Terminal Illness was first diagnosed.


UNEMPLOYMENT WAIVER. We will waive the withdrawal charge on one partial or a full withdrawal taken under your Contract, if you meet the following requirements:

1. you or the Annuitant, if the Contract Owner is not a living person, become unemployed at least one year after the Issue Date,

2. you or the Annuitant receive unemployment compensation (as defined in the Contract) for at least 30 days as a result of that unemployment, and

3. you or the Annuitant claim this benefit within 180 days of your or the Annuitant's initial receipt of unemployment compensation, and we receive due proof that you are or have been unemployed and that unemployment compensation has been received for at least thirty consecutive days prior to or at the time of the request for withdrawal.

"UNEMPLOYMENT COMPENSATION" means unemployment compensation received from a unit of state or federal government in the U.S. "DUE PROOF" includes, but is not limited to, a legible photocopy of an unemployment compensation payment that meets the above described criteria with regard to dates and a signed letter from you stating that you or the Annuitant meet the above described criteria.

You may exercise this benefit once over the term of the Contract. Amounts withdrawn may be subject to Market Value Adjustments.

These waivers do not apply under the CONSULTANT SOLUTIONS SELECT.

Please refer to your Contract for more detailed information about the terms and conditions of these waivers.

The laws of your state may limit the availability of these waivers and may also change certain terms and/or benefits available under the waivers. You should consult your Contract for further details on these variations. Also, even if you do not pay a withdrawal charge because of these waivers, a Market Value Adjustment may apply and you still may be required to pay taxes or tax penalties on the amount withdrawn. You should consult your tax advisor to determine the effect of a withdrawal on your taxes.


PREMIUM TAXES
Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for paying these taxes and will deduct them from your Contract Value. Some of these taxes are due when the Contract is issued, others are due when income payments begin or upon surrender. Our current practice is not to charge anyone for these taxes until income payments begin or when a total withdrawal occurs including payment upon death. We may some time in the future discontinue this practice and deduct premium taxes from the purchase payments. Premium taxes generally range from 0% to 4%, depending on the state.

At the Payout Start Date, we deduct the charge for premium taxes from each investment alternative in the proportion that the Contract Value in the investment alternative bears to the total Contract Value.


DEDUCTION FOR VARIABLE ACCOUNT INCOME TAXES
We are not currently maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Variable Account. We will deduct for any taxes we incur as a result of the operation of the Variable Account, whether or not we previously made a provision for taxes and whether or not it was sufficient. Our status under the Internal Revenue Code is briefly described in the "Taxes" section of this prospectus.


OTHER EXPENSES
Each Portfolio deducts management fees and other expenses from its assets. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Variable Sub-accounts. These fees and expenses are described in the prospectuses for the Portfolios. For a summary of Portfolio annual expenses, see page 11. We may receive compensation from the investment advisers, administrators or distributors, or their affiliates, of the Portfolios in connection with the administrative services we provide to the Portfolios.


                                 52  PROSPECTUS

ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------


WITHDRAWALS
You can withdraw some or all of your Contract Value at any time prior to the Payout Start Date. Withdrawals also are available under limited circumstances on or after the Payout Start Date. See "Income Plans" on page 54.

The amount payable upon withdrawal is the Contract Value (or portion thereof) next computed after we receive the request for a withdrawal at our home office, adjusted by any applicable Market Value Adjustment, less any applicable withdrawal charges, income tax withholding, penalty tax, contract maintenance charge, Rider Fee, and any premium taxes. We will pay withdrawals from the Variable Account within 7 days of receipt of the request, subject to postponement in certain circumstances. You can withdraw money from the Variable Account or the Fixed Account Option(s) available under your Contract. To complete a partial withdrawal from the Variable Account, we will cancel Accumulation Units in an amount equal to the withdrawal and any applicable charges, fees and taxes.

You must name the investment alternative from which you are taking the withdrawal. If none is named, then the withdrawal request is incomplete and cannot be honored.

In general, you must withdraw at least $50 at a time.

Withdrawals from the Standard Fixed Account Option may be subject to a restriction. See "Standard Fixed Account Options" on page 42.

Withdrawals taken prior to the Payout Start Date are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 591/2, may be subject to an additional 10% federal penalty tax. If any withdrawal reduces your Contract Value to less than $1,000, we will treat the request as a withdrawal of the entire Contract Value, unless the SureIncome Withdrawal Benefit Option is currently attached to your Contract. If you request a total withdrawal, we may require that you return your Contract to us. Your Contract will terminate if you withdraw all of your Contract Value, subject to certain exceptions if the SureIncomeWithdrawal Benefit Option is currently attached to your Contract. See "SureIncome Withdrawal Benefit Option" for more details. We will, however, ask you to confirm your withdrawal request before terminating your Contract. If we terminate your Contract, we will distribute to you its Contract Value, adjusted by any applicable Market Value Adjustment, less withdrawal and other charges and taxes.


POSTPONEMENT OF PAYMENTS
We may postpone the payment of any amounts due from the Variable Account under the Contract if:

1. The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted,

2. An emergency exists as defined by the SEC, or

3. The SEC permits delay for your protection.

In addition, we may delay payments or transfers from the Fixed Account Option(s) available under your Contract for up to 6 months or shorter period if required by law. If we delay payment or transfer for 30 days or more, we will pay interest as required by law.


SYSTEMATIC WITHDRAWAL PROGRAM
You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis at any time prior to the Payout Start Date. Please consult your sales representative or call us at 800-865-5237 for more information.

Depending on fluctuations in the value of the Variable Sub-Accounts and the value of the Fixed Account Options, systematic withdrawals may reduce or even exhaust the Contract Value. Income taxes may apply to systematic withdrawals. Please consult your tax advisor before taking any withdrawal.

We will make systematic withdrawal payments to you or your designated payee. At our discretion, we may modify or suspend the Systematic Withdrawal Program and charge a processing fee for the service. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.


MINIMUM CONTRACT VALUE
If your request for a partial withdrawal would reduce your Contract Value to less than $1,000, we may treat it as a request to withdraw your entire Contract Value, unless the SureIncome Withdrawal Benefit Option is currently attached to your Contract. Your Contract will terminate if you withdraw all of your Contract Value. We will, however, ask you to confirm your withdrawal request before terminating your Contract. If we terminate your Contract, we will distribute to you its Contract Value, adjusted by any applicable Market Value Adjustment, less withdrawal and other charges and applicable taxes.


INCOME PAYMENTS
--------------------------------------------------------------------------------


PAYOUT START DATE
The Payout Start Date is the day that we apply your Contract Value, adjusted by any applicable Market Value Adjustment and less applicable taxes, to an Income Plan. The first income payment may occur no sooner than 30


                                 53  PROSPECTUS
days after the Issue Date. The Payout Start Date must occur on or before the later of:

.. the youngest Annuitant's 99th birthday, or

.. the 10th Contract Anniversary.

You may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the scheduled Payout Start Date. Absent a change, we will use the Payout Start Date stated in your Contract.


INCOME PLANS
An "Income Plan" is a series of payments made on a scheduled basis to you or to another person designated by you. You may select more than one Income Plan. If you choose more than one Income Plan, you must specify what proportions of your Contract Value, adjusted by any Market Value Adjustment and less any applicable taxes, should be allocated to each such Income Plan. For tax reporting purposes, your cost basis and any gain on the Contract will be allocated proportionally to each Income Plan you select based on the proportion of your Contract Value applied to each such Income Plan. We reserve the right to limit the number of Income Plans that you may select. If you choose to add the Income Protection Benefit Option, certain restrictions may apply as described under "Income Protection Benefit Option," below.

If you do not select an Income Plan, we will make income payments in accordance with Income Plan 1 with a Guaranteed Payment Period of 10 years. On the Payout Start Date, the portion of the Contract Value in any Fixed Account Option, adjusted by any applicable Market Value Adjustment and less any applicable taxes, will be used to derive fixed income payments; the portion of the Contract Value in any Variable Sub-account, less any applicable taxes, will be used to derive variable income payments.

If any Contract Owner dies during the Payout Phase, the new Contract Owner will be the surviving Contract Owner. If there is no surviving Contract Owner, the new Contract Owner will be the Beneficiary(ies) as described in the "Beneficiary" section of this prospectus. Any remaining income payments will be paid to the new Contract Owner as scheduled. Income payments to Beneficiaries may be subject to restrictions established by the Contract Owner. After the Payout Start Date, you may not make withdrawals (except as described below) or change your choice of Income Plan.

Currently seven Income Plans are available. Depending on the Income Plan(s) you choose, you may receive:

.. fixed income payments;

.. variable income payments; or

.. a combination of the two.

Partial annuitizations are not allowed. Your total Contract Value, adjusted by any applicable Market Value Adjustment, and less any applicable taxes, must be applied to your Income Plan(s) on the Payout Start Date.

A portion of each payment will be considered taxable and the remaining portion will be a non-taxable return of your investment in the Contract, which is also called the "basis". Once the basis in the Contract is depleted, all remaining payments will be fully taxable. If the Contract is tax-qualified, generally, all payments will be fully taxable. Taxable payments taken prior to age 59 1/2 may be subject to an additional 10% federal tax penalty.

The seven Income Plans are:


INCOME PLAN 1 - LIFE INCOME WITH GUARANTEED NUMBER OF PAYMENTS. Under this plan, we make periodic income payments for at least as long as the Annuitant lives. If the Annuitant dies in the Payout Phase, we will continue to pay income payments until the guaranteed number of payments has been paid. The number of months guaranteed ("Guaranteed Payment Period") may be 0 months, or range from 60 to 360 months. If the Annuitant is age 90 or older as of the Payout Start Date, the Guaranteed Payment Period may range from 60 to 360 months.

INCOME PLAN 2 - JOINT AND SURVIVOR LIFE INCOME WITH GUARANTEED NUMBER OF

PAYMENTS. Under this plan, we make periodic income payments for at least as long as either the Annuitant or the joint Annuitant, named at the time the Income Plan was selected, lives. If both the Annuitant and joint Annuitant die in the Payout Phase, we will continue to pay the income payments until the guaranteed number of payments has been paid. The Guaranteed Payment Period may be 0 months, or range from 60 to 360 months. If either the Annuitant or joint Annuitant is age 90 or older as of the Payout Start Date, the Guaranteed Payment Period may range from 60 to 360 months. You may elect a reduced survivor plan of 50%, 66% or 75% of the payment amount. If you do not elect a reduced survivor amount, the payments will remain at 100%. If you elect a reduced survivor payment plan, the amount of each income payment initially will be higher but a reduction will take place at the later of 1) the death of an Annuitant; or 2) at the end of the guaranteed payment period.


INCOME PLAN 3 - GUARANTEED NUMBER OF PAYMENTS. Under this plan, we make periodic income payments for the period you have chosen. These payments do not depend on the Annuitant's life. The shortest number of months guaranteed is 60 (120 if the Payout Start Date occurs prior to the third Contract Anniversary). The longest number of months guaranteed is 360 or the number of months between the Payout Start Date and the date that the Annuitant reaches age 100, if greater. In no event may the number of months guaranteed exceed 600. We will deduct the mortality and expense risk charge from the assets of the Variable Sub-account supporting this Income Plan even though we may not bear any mortality risk. You may make withdrawals, change the length of the guaranteed payment period, or change the


                                 54  PROSPECTUS
frequency of income payments under Income Plan 3. See "Modifying Payments" and "Payout Withdrawals" below for more details.


INCOME PLAN 4 -LIFE INCOME WITH CASH REFUND. Under this plan, we make periodic income payments until the death of the Annuitant. If the death of the Annuitant occurs before the total amount applied to an Income Plan is paid out, we will pay a lump sum payment of the remaining amount. Payments under this plan are available only as fixed income payments.


INCOME PLAN 5 -JOINT LIFE INCOME WITH CASH REFUND. Under this plan, we make periodic income payments until the deaths of both the Annuitant and joint Annuitant. If the deaths of both the Annuitant and joint Annuitant occur before the total amount applied to an Income Plan is paid out, we will pay a lump sum payment of the remaining amount. Currently, a reduced survivor plan is not available. Payments under this plan are available only as fixed income payments.


INCOME PLAN 6 -LIFE INCOME WITH INSTALLMENT REFUND. Under this plan, we make periodic income payments until the later of (1) the death of the Annuitant, or
(2) the total amount paid out under the annuity is equal to the total amount applied to the Income Plan. If the death of the Annuitant occurs before the total amount applied to an Income Plan is paid out, we will continue to make payments in the same manner until any remaining payments are paid out. Payments under this plan are available only as fixed income payments.


INCOME PLAN 7 - JOINT LIFE INCOME WITH INSTALLMENT REFUND. Under this plan, we make periodic income payments until the later of (1) the deaths of both the Annuitant and joint Annuitant, or (2) the total amount paid out under the annuity is equal to the total amount applied to the Income Plan. If the deaths of both the Annuitant and joint Annuitant occur before the total amount applied to an Income Plan is paid out, we will continue to make payments in the same manner until any remaining payments are paid out. Currently, a reduced survivor plan is not available. Payments under this plan are available only as fixed income payments.

If you choose an Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we may require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitant is alive before we make each payment. Please note that under Income Plans 1and 2, if you do not select a Guaranteed Payment Period, it is possible that the payee could receive only one income payment if the Annuitant and any joint Annuitant both die before the second income payment, or only two income payments if they die before the third income payment, and so on.

The length of any Guaranteed Payment Period under your selected Income Plan generally will affect the dollar amounts of each income payment. As a general rule, longer Guarantee Payment Periods result in lower income payments, all other things being equal. For example, if you choose an Income Plan with payments that depend on the life of the Annuitant but with no guaranteed payments, the income payments generally will be greater than the income payments made under the same Income Plan with a specified Guaranteed Payment Period.


MODIFYING PAYMENTS
After the Payout Start Date, you may make the following changes under Income Plan 3:

.. You may request to modify the length of the Guaranteed Payment Period.
   Currently, we allow you to make this change once each Contract Year. We reserve the right to change this practice at any time without prior notice.
   If you elect to change the length of the Guaranteed Payment Period, the new Guaranteed Payment Period must be within the original minimum and maximum period you would have been permitted to select on the Payout Start Date.
   However, the maximum payment period permitted will be shortened by the period elapsed since the original Guaranteed Payment Period began. If you change the length of your Guaranteed Payment Period, we will compute the present value of your remaining payments, using the same assumptions we would use if you were terminating the income payments, as described in Payout Withdrawal. We will then adjust the remaining payments to equal what that value would support based on those same assumptions and based on the revised Guaranteed Payment Period.

.. You may request to change the frequency of your payments. We currently allow you to make this change once each Contract Year. We reserve the right to change this practice at any time without prior notice. Changes to either the frequency of payments or length of the Guaranteed Payment Period will result in a change to the payment amount and may change the amount of each payment that is taxable to you.

Modifying payments of this Contract may not be allowed under qualified plans. In order to satisfy required minimum distributions ("RMD") under current Treasury regulations, once income payments have begun over a Guaranteed Payment Period, the Guaranteed Payment Period cannot be changed even if the new period is shorter than the maximum permitted. Please consult with a competent tax advisor prior to making a request to modify payments if your Contract is subject to RMD requirements.

Any change to either the frequency of payments or length of a Guaranteed Payment Period will take effect on the next payment date after we accept the requested change.


                                 55  PROSPECTUS

PAYOUT WITHDRAWAL
You may terminate all or a portion of the income payments being made under Income Plan 3 at any time and withdraw their present value ("Withdrawal Value"), subject to a Payout Withdrawal Charge, by requesting a withdrawal ("Payout Withdrawal") in writing. For variable income payments, the withdrawal value is equal to the present value of the variable income payments being terminated, calculated using a discount rate equal to the assumed investment rate that was used in determining the initial variable payment. For fixed income payments, the withdrawal value is equal to the present value of the fixed income payments being terminated, calculated using a discount rate equal to the applicable current interest rate (this may be the initial interest rate in some states.) The applicable current interest rate is the rate we are using on the date we receive your Payout Withdrawal request to determine income payments for a new annuitization with a payment period equal to the remaining payment period of the income payments being terminated.

A Payout Withdrawal must be a least $50. If any Payout Withdrawal reduces the value of the remaining income payments to an amount not sufficient to provide an initial payment of at least $20, we reserve the right to terminate the Contract and pay you the present value of the remaining income payments in a lump sum. If you withdraw the entire value of the remaining income payments, the Contract will terminate.

You must specify the Investment Alternative(s) from which you wish to make a Payout Withdrawal. If you withdraw a portion of the value of your remaining income payments, the payment period will remain unchanged and your remaining payment amounts will be reduced proportionately.


PAYOUT WITHDRAWAL CHARGE
To determine the Payout Withdrawal Charge, we assume that purchase payments are withdrawn first, beginning with the oldest payment. When an amount equal to all purchase payments have been withdrawn, additional withdrawals will not be assessed a Payout Withdrawal Charge.

Payout Withdrawals will be subject to a Payout Withdrawal Charge for each Contract as follows:

                        Number of Complete Years Since We Received the Purchase Payment Being Withdrawn/Applicable Charge:
Contract:                    0           1           2           3           4           5           6          7           8+
-----------------------------------------------------------------------------------------------------------------------------------
Consultant Solutions
 Classic                      7%          7%          6%          5%          4%          3%        2%           0%         0%
Consultant Solutions
 Plus                       8.5%        8.5%        8.5%        7.5%        6.5%        5.5%        4%         2.5%         0%
Consultant Solutions
 Elite                        7%          6%          5%          0%          0%          0%        0%           0%         0%
Consultant Solutions
 Select                                                                   None




ADDITIONAL INFORMATION. We may make other Income Plans available. You may obtain information about them by writing or calling us. On the Payout Start Date, you must specify the portion of the Contract Value to be applied to variable income payments and the portion to be applied to fixed income payments. For the portion of your Contract Value to be applied to variable income payments, you must also specify the Variable Sub-Accounts on which to base the variable income payments as well as the allocation among those Variable Sub-Accounts. If you do not tell us how to allocate your Contract Value among fixed and variable income payments, we will apply your Contract Value in the Variable Account to variable income payments and your Contract Value in the Fixed Account to fixed income payments.

We will apply your Contract Value, adjusted by any applicable Market Value Adjustment, less applicable taxes to your Income Plan(s) on the Payout Start Date. We can make income payments in monthly, quarterly, semi-annual or annual installments, as you select. If the Contract Value is less than $2,000 or not enough to provide an initial payment of at least $20, and state law permits, we may:

.. terminate the Contract and pay you the Contract Value, adjusted by any applicable Market Value Adjustment and less any applicable taxes, in a lump sum instead of the periodic payments you have chosen, or

.. reduce the frequency of your payments so that each payment will be at least
  $20.


VARIABLE INCOME PAYMENTS
The amount of your variable income payments depends upon the investment results of the Variable Sub-accounts you select, the premium taxes you pay, the age and sex of the Annuitant, and the Income Plan you choose. We guarantee that the payments will not be affected by (a) company mortality experience or (b) the amount of our administration expenses.

We cannot predict the total amount of your variable income payments, which may be more or less than your total purchase payments because (a) variable income payments vary with the investment results of the underlying Portfolios; and (b) under some of the Income Plans, we make income payments only so long as an Annuitant is alive or any applicable Guaranteed Payment Period has not yet expired.


                                 56  PROSPECTUS

In calculating the amount of the periodic payments in the annuity tables in the Contracts, we used an assumed investment rate ("AIR", also known as benchmark rate) of 3%. Currently, you may choose either a 6%, 5%, or 3% AIR per year. If you select the Income Protection Benefit Option, however, the 3% AIR must apply.
 The 6% and 5% AIR may not be available in all states (check with your representative for availability). Currently, if you do not choose one, the 3% AIR will automatically apply. We reserve the right to offer other assumed investment rates. If the actual net investment return of the Variable Sub-accounts you choose is less than the AIR, then the dollar amount of your variable income payments will decrease. The dollar amount of your variable income payments will increase, however, if the actual net investment return exceeds the AIR. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. With a higher AIR, your initial income payment will be larger than with a lower AIR. While income payments continue to be made, however, this disparity will become smaller and, if the payments have continued long enough, each payment will be smaller than if you had initially chosen a lower AIR.

Please refer to the Statement of Additional Information for more detailed information as to how we determine variable income payments.

You may also elect a variable income payment stream consisting of level monthly, quarterly or semi-annual payments. If you elect to receive level monthly, quarterly or semi-annual payments, the payments must be recalculated annually. You may only elect to receive level payments at or before the Payout Start Date. If you have elected level payments for an Income Plan(s), you may not make any variable to fixed payment transfers within such Income Plan(s). We will determine the amount of each annual payment as described above, place this amount in our general account, and then distribute it in level monthly, quarterly or semi-annual payments. The sum of the level payments will exceed the annual calculated amount because of an interest rate factor we use, which may vary from year to year, but will not be less than 2% per year. If the Annuitant dies while you are receiving level payments, you will not be entitled to receive any remaining level payments for that year (unless the Annuitant dies before the end of the Guaranteed Payment Period). For example, if you have selected Income Plan 1 with no Guaranteed Payment Period and the Annuitant dies during the year, the Beneficiary will not be entitled to receive the remaining level payments for that year.


INCOME PROTECTION BENEFIT OPTION
We offer an Income Protection Benefit Option, which may be added to your Contract on the Payout Start Date for an additional mortality and expense risk charge if you have selected variable income payments subject to the following conditions:

.. The Annuitant and joint Annuitant, if applicable, must be age 75 or younger on the Payout Start Date.

.. You must choose Income Plan 1 or 2 and the Guaranteed Payment Period must be for at least 120 months, unless the Internal Revenue Service requires a different payment period.

.. You may apply the Income Protection Benefit Option to more than one Income
  Plan.

.. The AIR must be 3% for the Income Plan(s) that you wish to apply this benefit to.

.. You may only add the Income Protection Benefit Option on the Payout Start Date and, once added, the option cannot be cancelled.

.. You may not add the Income Protection Benefit Option without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the Income Protection Benefit Option.

.. You may not convert variable income payments to fixed income payments.

If you select the Income Protection Benefit Option, we guarantee that your variable income payments under each of the Income Plans to which the option is applied will never be less that 85% of the initial variable amount income value ("Income Protection Benefit"), as calculated on the Payout Start Date under such Income Plans, unless you have elected a reduced survivor payment plan under Income Plan 2. If you have elected a reduced survivor payment plan, we guarantee that your variable income payments to which the option is applied will never be less than 85% of the initial variable amount income value prior to the later of 1) the death of an Annuitant; or 2) the end of the guaranteed payment period. On or after the later of these events, we guarantee that your variable income payments will never be less than 85% of the initial variable amount income value multiplied by the percentage you elected for your reduced survivor plan. See Appendix C for numerical examples that illustrate how the Income Protection Benefit is calculated.

If you add the Income Protection Benefit Option to your Contract, the mortality and expense risk charge during the Payout Phase will be increased. Currently, the charge for this option is 0.50%. We may change the amount we charge, but it will not exceed 0.75%. Once the option is issued, we will not increase what we charge you for the benefit.

INVESTMENT REQUIREMENTS.

If you add the Income Protection Benefit Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest during the Payout Phase with respect to the assets supporting the variable income payments to which the Income Protection Benefit Option applies.
 These requirements may include, but are not limited to, maximum investment limits on certain Variable Sub--


                                 57  PROSPECTUS
accounts, exclusion of certain Variable Sub-accounts, required minimum allocations to certain Variable Sub-accounts, and restrictions on transfers to or from certain investment alternatives. We may also require that you use the Automatic Portfolio Rebalancing Program. We may change the specific requirements that are applicable at any time in our sole discretion. Any changes we make will not apply to the Income Protection Benefit Option if it was added to your Contract prior to the implementation date of the change, except for changes made due to a change in Variable Sub-accounts available under the Contract.

When you add the Income Protection Benefit Option to your Contract, you must allocate to a model portfolio option the entire portion of your Contract Value allocated to the Variable Sub-accounts.

We currently offer one Model Portfolio Option; however, we may add more Model Portfolio Options in the future. Transfers made for purposes of adhering to your Model Portfolio Option will not count towards the number of free transfers you may make each Contract Year.

The following table summarizes the Model Portfolio Option currently available for use with the Income Protection Benefit Option:

* Model Portfolio Option 1
--------------------------------------------------



Each calendar quarter, we will use the Automatic Portfolio Rebalancing Program to automatically rebalance your Contract Value in each Variable Sub-account and return it to the percentage allocations for your Model Portfolio Option, using the percentage allocations as of your most recent instructions.

MODEL PORTFOLIO OPTION 1

You must allocate a certain percentage of the portion of your Contract Value allocated to the Variable Sub-accounts into each of three asset categories. You may choose the Variable Sub-accounts in which you want to invest, provided you maintain the percentage allocation requirements for each category. You may also make transfers among the Variable Sub-accounts within each category at any time, provided you maintain the percentage allocation requirements for each category.
 However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The following table describes the percentage allocation requirements for Model Portfolio Options 1 and Variable Sub-accounts available under each category:

                          MODEL PORTFOLIO OPTION 1
----------------------------------------------------------------------------

                               20% Category A
                               50% Category B
                               30% Category C
----------------------------------------------------------------------------
CATEGORY A
Fidelity VIP Money Market - Service Class 2 Sub-Account
PIMCO VIT Money Market - Administrative Shares Sub-Account
----------------------------------------------------------------------------
CATEGORY B
Fidelity VIP Investment Grade Bond - Service Class 2 Sub-Account
Legg Mason Partners Variable High Yield Bond - Class II Sub-Account(1)
MFS High Income - Service Class Sub-Account
PIMCO VIT Foreign Bond (U.S. Dollar-Hedged) - Administrative Shares
 Sub-Account
PIMCO VIT Real Return - Administrative Shares Sub-Account
PIMCO VIT Total Return - Administrative Shares Sub-Account
Van Kampen LIT Government, Class II Sub-Account
Van Kampen UIF U.S. Real Estate, Class II Sub-Account(2)
----------------------------------------------------------------------------
CATEGORY C
AIM V.I. Basic Value - Series II Sub-Account
AIM V.I. Core Equity - Series II Sub-Account(3)
AIM V.I. Mid Cap Core Equity - Series II Sub-Account
Fidelity VIP Contrafund(R)  - Service Class 2 Sub-Account
Fidelity VIP Equity-Income - Service Class 2 Sub-Account
Fidelity VIP Index 500 - Service Class 2 Sub-Account
Fidelity VIP Overseas - Service Class 2 Sub-Account
Fidelity VIP Asset Manager(SM) - Service Class 2 Sub-Account
Janus Aspen Series Foreign Stock - Service Shares Sub-Account
Janus Aspen Series Forty - Service Shares Sub-Account
Janus Aspen Series Mid Cap Value - Service Shares Sub-Account
Janus Aspen Series INTECH Risk-Managed Core - Service Shares Sub-Account Janus Aspen Series Balanced - Service Shares Sub-Account
Janus Aspen Series Small Company Value - Service Shares Sub-Account
Legg Mason Partners Variable All Cap - Class II Sub-Account(1)
Legg Mason Partners Variable Investors - Class II Sub-Account(1)
MFS Investors Trust - Service Class Sub-Account
MFS Investors Growth Stock - Service Class Sub-Account
MFS Total Return - Service Class Sub-Account
MFS Value - Service Class Sub-Account
Oppenheimer MidCap/VA - Service Shares Sub-Account(4)
Oppenheimer Main Street Small Cap(R)/VA - Service Shares Sub-Account
Premier VIT OpCap Renaissance Sub-Account
Premier VIT OpCap Balanced Sub-Account
Rydex VT Sector Rotation Sub-Account
T. Rowe Price Equity Income - II Sub-Account
T. Rowe Price Blue Chip Growth - II Sub-Account
Van Eck Worldwide Absolute Return Sub-Account
Van Kampen LIT Growth and Income, Class II Sub-Account
----------------------------------------------------------------------------



(1) Effective May 1, 2006, the Salomon Brothers Variable Series Funds Inc. changed its name to Legg Mason Partners Variable Portfolios I, Inc. We have made a corresponding name change to the Variable Sub-Accounts that invest in the portfolios of the Legg Mason Partners Variable Portfolio I, Inc.

(2) Morgan Stanley Investment Management Inc., the investment advisor to the Van Kampen UIF Portfolios, does business in certain instances as Van Kampen.

(3) Effective May 1, 2006, the AIM V.I. Premier Equity Fund - Series II was reorganized into the AIM V.I. Core Equity Fund - Series II.


                                 58  PROSPECTUS

(4) Effective May 1, 2006, the Oppenheimer Aggressive Growth Fund/ VA-Service Shares changed its name to the Oppenheimer MidCap Fund/VA - Service Shares.

FIXED INCOME PAYMENTS
We guarantee income payment amounts derived from any Fixed Account Option for the duration of the Income Plan. The guaranteed income payment amounts will change if the frequency of payments or the length of the payment period changes.

We calculate the fixed income payments by:

.. adjusting the portion of the Contract Value in any Fixed Account Option on the Payout Start Date by any applicable Market Value Adjustment;

.. deducting any applicable taxes; and

.. applying the resulting amount to the greater of: (a) the appropriate income payment factor for the selected Income Plan from the Income Payment Table in your Contract; or (b) such other income payment factor as we are offering on the Payout Start Date.

We may defer your request to make a withdrawal from fixed income payments for a period of up to 6 months or whatever shorter time state law may require. If we defer payments for 30 days or more, we will pay interest as required by law from the date we receive the withdrawal request to the date we make payment.


CERTAIN EMPLOYEE BENEFIT PLANS
The Contracts offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age, except in states that require unisex tables. We reserve the right to use income payment tables that do not distinguish on the basis of sex to the extent permitted by applicable law. In certain employment-related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is used in connection with an employment-related retirement or benefit plan and we do not offer unisex annuity tables in your state, you should consult with legal counsel as to whether the Contract is appropriate.


DEATH BENEFITS
--------------------------------------------------------------------------------


DEATH PROCEEDS
Under certain conditions, described below, we will pay a death settlement ("DEATH PROCEEDS") for this Contract on the death of the Contract Owner, Annuitant, or Co-Annuitant if the death occurs prior to the Payout Start Date.
 The Death Proceeds will not exceed the Contract Value plus $1 million. If the Owner or Annuitant dies after the Payout Start Date, we will pay remaining income payments as described in the "Payout Phase" section of your Contract. See "Income Payments" on page 53 for more information.

We will determine the value of the Death Proceeds as of the end of the Valuation Date during which we receive the first Complete Request for Settlement (the next Valuation Date, if we receive the request after 3:00 p.m. Central Time). In order to be considered a "COMPLETE REQUEST FOR SETTLEMENT," a claim for distribution of the Death Proceeds must include "DUE PROOF OF DEATH" in any of the following forms of documentation:

.. A certified copy of the death certificate;

.. A certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

.. Any other proof acceptable to us.

"DEATH PROCEEDS" are determined based on when we receive a Complete Request for
Settlement:

.. If we receive a Complete Request for Settlement within 180 days of the death of the Contract Owner, Annuitant, or Co-Annuitant, as applicable, the Death Proceeds is equal to the "DEATH BENEFIT."

.. If we receive a Complete Request for Settlement more than 180 days after the death of the Contract Owner, Annuitant, or Co-Annuitant, as applicable, the Death Proceeds are equal to the greater of the Contract Value or Settlement Value. We reserve the right to waive or extend, in a nondiscriminatory manner, the 180-day period in which the Death Proceeds will equal the Death Benefit.

Where there are multiple Beneficiaries, we will only value the Death Proceeds at the time the first Beneficiary submits the necessary documentation in good order. Any Death Proceeds amounts attributable to any Beneficiary which remain in the Variable Sub-accounts are subject to investment risk.


DEATH BENEFIT OPTIONS
In addition to the ROP Death Benefit included in your Contract, we offer the following death benefit options which may be added to your Contract:

.. MAV Death Benefit Option

.. Annual Increase Death Benefit Option

.. Enhanced Earnings Death Benefit Option

The amount of the Death Benefit depends on which death benefit option(s) you select. Not all death benefit options are available in all states.

You may select any combination of death benefit options on the issue date of your Contract or at a later date, subject to state availability and issue age restrictions. You may not add any of the death benefit options to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you want to add an option.


                                 59  PROSPECTUS

The "DEATH BENEFIT" is equal to the Enhanced Earnings Death Benefit (if selected) plus the greatest of:

.. The Contract Value;

.. The Settlement Value;

.. The ROP Death Benefit;

.. The MAV Death Benefit Option (if selected); or

.. The Annual Increase Death Benefit Option (if selected).

The "SETTLEMENT VALUE" is the amount that would be paid in the event of a full withdrawal of the Contract Value.

The "ROP DEATH BENEFIT" is equal to the sum of all purchase payments (and Credit Enhancements for CONSULTANT SOLUTIONS PLUS CONTRACTS), reduced by a proportional withdrawal adjustment for each withdrawal. The withdrawal adjustment is equal to the withdrawal amount divided by the Contract Value immediately prior to the withdrawal, and the result is multiplied by:

  The sum of all purchase payments (and Credit Enhancements for CONSULTANT SOLUTIONS PLUS CONTRACTS) made prior to the withdrawal, less any prior withdrawal adjustments.


MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT OPTION.
The MAV Death Benefit Option is available only if the oldest Contract Owner and Co-Annuitant, or, if the Contract is owned by a non-living person, the oldest Annuitant, are age 79 or younger on the Rider Application Date. There is an additional mortality and expense risk charge for this death benefit option, currently equal to 0.20%. We may change what we charge for this death benefit option, but it will never exceed 0.50%. Once added to your Contract, we guarantee that we will not increase the mortality and expense risk charge you pay for this death benefit option.

On the date we issue the rider for this benefit ("Rider Date"), the MAV DEATH BENEFIT is equal to the Contract Value. After the Rider Date and prior to the date we determine the Death Proceeds (see "Death Proceeds" on page 59), the MAV Death Benefit is recalculated each time a purchase payment or withdrawal is made as well as on each Contract Anniversary as follows:

.. Each time a purchase payment is made, the MAV Death Benefit is increased by the amount of the purchase payment (and Credit Enhancement for CONSULTANT SOLUTIONS PLUS CONTRACTS).

.. Each time a withdrawal is made, the MAV Death Benefit is reduced by a proportional withdrawal adjustment, defined as the withdrawal amount divided by the Contract Value immediately prior to the withdrawal, and the result multiplied by the most recently calculated MAV Death Benefit.

.. On each Contract Anniversary until the first Contract Anniversary following the 80/TH/ birthday of the oldest Contract Owner or Co-Annuitant, whichever occurs first, or, if the Contract is owned by a non-living person, the oldest Annuitant, the MAV Death Benefit is recalculated as the greater of the Contract Value on that date or the most recently calculated MAV Death Benefit.

If no purchase payments or withdrawals are made after the Rider Date, the MAV Death Benefit will be equal to the greatest of the Contract Value on the Rider Date and the Contract Values on each subsequent Contract Anniversary after the Rider Date through the first Contract Anniversary following the 80/TH/ birthday of the oldest Contract Owner or Co-Annuitant, whichever occurs first, or, if the Contract is owned by a non-living person, the oldest Annuitant, but before the date we determine the Death Proceeds. If, upon death of the Contract Owner, the Contract is continued under Option D as described on page 63 below, and if the New Contract Owner is age 80 or younger on the date we determine the Death Proceeds, then the MAV Death Benefit Option will continue. The MAV Death Benefit will continue to be recalculated for purchase payments (and Credit Enhancements for CONSULTANT SOLUTIONS PLUS CONTRACTS), withdrawals, and on each Contract Anniversary after the date we determine the Death Proceeds until the earlier of:

.. The first Contract Anniversary following the 80/th/ birthday of either the oldest Contract Owner or the Co-Annuitant, whichever is earlier, or, if the Contract is owned by a non-living person, the oldest Annuitant. (After the 80/th/ birthday of either the oldest Contract Owner or the Co-Annuitant, whichever is earlier, or, if the Contract is owned by a non-living person, the oldest Annuitant, the MAV Death Benefit will be recalculated only for purchase payments (and Credit Enhancements for CONSULTANT SOLUTIONS PLUS CONTRACTS) and withdrawals); or

.. The date we next determine the Death Proceeds.


ANNUAL INCREASE DEATH BENEFIT OPTION.
The Annual Increase Death Benefit Option is only available if the oldest Contract Owner and Co-Annuitant, or, if the Contract is owned by a non-living person, the oldest Annuitant, are age 79 or younger on the Rider Application Date. There is an additional mortality and expense risk charge for this death benefit option, currently equal to 0.30%. We may change what we charge for this death benefit option, but it will never exceed 0.50%. Once added to your Contract, we guarantee that we will not increase the mortality and expense risk charge you pay for this death benefit option.

On the date we issue the rider for this benefit ("Rider Date"), the Annual Increase Death Benefit is equal to the Contract Value. The Annual Increase Death Benefit, plus purchase payments (and Credit Enhancements for CONSULTANT SOLUTIONS PLUS CONTRACTS) made after the Rider Date and less withdrawal adjustments for


                                 60  PROSPECTUS
withdrawals made after the Rider Date, will accumulate interest on a daily basis at a rate equivalent to 5% per year (may be 3% in certain states), subject to the "Cap" defined below. This accumulation will continue until the earlier of:

  (a) the first Contract Anniversary following the 80/th/ birthday of the oldest Contract Owner or Co-Annuitant, whichever occurs first, or, if the Contract is owned by a non-living person, the oldest Annuitant; or

  (b) the date we determine the Death Proceeds.

After the 5% interest accumulation (may be 3% in certain states) ends, the Annual Increase Death Benefit will continue to be increased by purchase payments (and Credit Enhancements for CONSULTANT SOLUTIONS PLUS CONTRACTS) and reduced by withdrawal adjustments for withdrawals until the death benefit option terminates. The withdrawal adjustment is a proportional adjustment, defined as the withdrawal amount divided by the Contract Value immediately prior to the withdrawal, and the result multiplied by the amount of the Annual Increase Death Benefit immediately prior to the withdrawal.

The Annual Increase Death Benefit Cap is equal to:

.. 200% of the Contract Value as of the Rider Date; plus

.. 200% of purchase payments (and Credit Enhancements for CONSULTANT SOLUTIONS
  PLUS CONTRACTS) made after the Rider Date, but excluding any purchase payments (and Credit Enhancements for CONSULTANT SOLUTIONS PLUS CONTRACTS) made in the 12-month period immediately prior to the death of a Contract Owner or the Co-Annuitant, or, if the Contract is owned by a non-living person, an Annuitant; minus

.. Withdrawal adjustments for any withdrawals made after the Rider Date. Refer to Appendix E for withdrawal adjustment examples.

If, upon death of the Contract Owner, the Contract is continued under Option D as described on page 63, and if the New Contract Owner is age 80 or younger on the date we determine the Death Proceeds, then the Annual Increase Death Benefit Option will continue. The amount of the Annual Increase Death Benefit as of the date we determine the Death Proceeds, plus subsequent purchase payments (and Credit Enhancements for CONSULTANT SOLUTIONS PLUS CONTRACTS), less withdrawal adjustments for any subsequent withdrawals, will accumulate daily at a rate equivalent to 5% per year (may be 3% in certain states) from the date we determine the Death Proceeds, until the earlier of:

.. The first Contract Anniversary following the 80/th/ birthday of either the oldest Contract Owner or the Co-Annuitant, whichever is earlier, or, if the Contract is owned by a non-living person, the oldest Annuitant. (After the 80/th/ birthday of either the oldest Contract Owner or the Co-Annuitant, whichever is earlier, or, if the Contract is owned by a non-living person, the oldest Annuitant, the Annual Increase Death Benefit will be recalculated only for purchase payments and withdrawals (and Credit Enhancements for CONSULTANT SOLUTIONS PLUS CONTRACTS)); or

.. The date we next determine the Death Proceeds.


ENHANCED EARNINGS DEATH BENEFIT OPTION.
The "ENHANCED EARNINGS DEATH BENEFIT OPTION" is only available if the oldest Contract Owner and Co-Annuitant, or, if the Contract is owned by a non-living person, the oldest Annuitant, are age 79 or younger on the Rider Application Date. There is an additional mortality and expense risk charge for this death benefit option, currently equal to:

.. 0.25%, if the oldest Contract Owner and Co-Annuitant, or, if the Contract is owned by a non-living person, the oldest Annuitant, are age 70 or younger on the Rider Application Date; and

.. 0.40%, if the oldest Contract Owner or, if older, the Co-Annuitant, or, if the Contract is owned by a non-living person, the oldest Annuitant, is age 71 or older and age 79 or younger on the Rider Application Date.

We may change what we charge for this death benefit option, but it will never exceed 0.35% for issue ages 0-70 and 0.50% for issue ages 71-79. Once added to your Contract, we guarantee that we will not increase the mortality and expense risk charge you pay for this death benefit option. However, if your spouse elects to continue the Contract in the event of your death and if he or she elects to continue the Enhanced Earnings Death Benefit Option, the mortality and expense risk charge for the death benefit option will be based on the ages of the oldest new Contract Owner and the Co-Annuitant, or, if the Contract is owned by a non-living person, the oldest Annuitant, at the time the Contract is continued.

If the oldest Contract Owner and Co-Annuitant, or, if the Contract is owned by a non-living person, the oldest Annuitant, are age 70 or younger on the Rider Application Date, the Enhanced Earnings Death Benefit is equal to the lesser of:

.. 100% of "IN-FORCE PREMIUM" (excluding purchase payments (and Credit
  Enhancements for CONSULTANT SOLUTIONS PLUS CONTRACTS) made after the date we issue the rider for this benefit ("Rider Date") and during the twelve-month period immediately prior to the death of a Contract Owner or Co-Annuitant, or, if the Contract is owned by a non-living person, an Annuitant); or

.. 40% of "IN-FORCE EARNINGS"

calculated as of the date we determine the Death Proceeds.

If the oldest Contract Owner or, if older, the Co-Annuitant, or, if the Contract is owned by a non-living


                                 61  PROSPECTUS
person, the oldest Annuitant, is age 71 or older and age 79 or younger on the Rider Application Date, the Enhanced Earnings Death Benefit is equal to the lesser of:

.. 50% of "In-Force Premium" (excluding purchase payments (and Credit
  Enhancements for CONSULTANT SOLUTIONS PLUS CONTRACTS) made after the Rider Date and during the twelve-month period immediately prior to the death of a Contract Owner or Co-Annuitant, or, if the Contract is owned by a non-living person, an Annuitant); or

.. 25% of "In-Force Earnings"

calculated as of the date we determine the Death Proceeds.

In-Force Earnings are equal to the current Contract Value less In-Force Premium.
 If this quantity is negative, then In-Force Earnings are equal to zero.

In-Force Premium is equal to the Contract Value on the Rider Date, plus the sum of all purchase payments, including any associated credit enhancements, made after the Rider Date, less the sum of all "EXCESS-OF-EARNINGS WITHDRAWALS" made after the Rider Date.

An EXCESS-OF-EARNINGS WITHDRAWAL is equal to the excess, if any, of the amount of the withdrawal over the amount of the In-Force Earnings immediately prior to the withdrawal.

Refer to Appendix E for numerical examples that illustrate how the Enhanced Earnings Death Benefit Option is calculated.

If, upon death of the Contract Owner, the Contract is continued under Option D as described on page 63, and if the New Contract Owner is younger than age 80 on the date we determine the Death Proceeds, then this death benefit option will continue unless the New Contract Owner elects to terminate the death benefit option. If the death benefit option is continued, the following will apply as of the date we determine the Death Proceeds upon continuation:

.. The Rider Date will be changed to the date we determine the Death Proceeds;

.. The In-Force Premium is equal to the Contract Value as of the new Rider Date plus all purchase payments, including any associated credit enhancements, made after the Rider Date, less the sum of all the Excess-of-Earnings Withdrawals made after the Rider Date;

.. The Enhanced Earnings Death Benefit after the new Rider Date will be determined as described above, but using the ages of the oldest Contract Owner and Co-Annuitant, or, if the Contract is owned by a non-living person, the oldest Annuitant, as of the new Rider Date.

.. The mortality and expense risk charge, for this rider, will be determined as described above, but using the ages of the oldest Contract Owner and Co-Annuitant, or, if the Contract is owned by a non-living person, the oldest Annuitant, as of the new Rider Date.

If the Contract Owner's, Co-Annuitant's or Annuitant's age is misstated, the Enhanced Earnings Death Benefit and the mortality and expense risk charge for this death benefit option will be calculated according to the corrected age as of the Rider Date. Your Contract Value will be adjusted to reflect the mortality and expense risk charge for this death benefit option that should have been assessed based on the corrected age.


ALL OPTIONS.
WE RESERVE THE RIGHT TO IMPOSE LIMITATIONS ON THE INVESTMENT ALTERNATIVES IN WHICH YOU MAY INVEST AS A CONDITION OF THESE OPTIONS. THESE RESTRICTIONS MAY INCLUDE, BUT ARE NOT LIMITED TO, MAXIMUM INVESTMENT LIMITS ON CERTAIN INVESTMENT ALTERNATIVES, EXCLUSION OF CERTAIN INVESTMENT ALTERNATIVES, REQUIRED MINIMUM ALLOCATIONS TO CERTAIN INVESTMENT ALTERNATIVES, RESTRICTIONS ON TRANSFERS TO AND FROM CERTAIN INVESTMENT ALTERNATIVES, AND/OR THE REQUIRED USE OF AUTOMATIC PORTFOLIO REBALANCING. CURRENTLY, NO SUCH RESTRICTIONS ARE BEING IMPOSED.

These death benefit options will terminate and the corresponding Rider Fee will cease on the earliest of the following to occur:

.. the date the Contract is terminated;

.. if, upon the death of the Contract Owner, the Contract is continued under Option D as described in the Death of Owner section on page 29, and the New Owner is older than age 80 (age 80 or older for the Enhanced Earnings Death Benefit Option) on the date we determine the Death Proceeds. The death benefit option will terminate on the date we determine the Death Proceeds;

.. if the Contract is not continued in the Accumulation Phase under either the Death of Owner or Death of Annuitant provisions of the Contract. The death benefit option will terminate on the date we determine the Death Proceeds;

.. on the date the Contract Owner (if the current Contract Owner is a living person) is changed for any reason other than death unless the New Contract Owner is a trust and the Annuitant is a current Contract Owner;

.. on the date the Contract Owner (if the current Contract Owner is a non-living person) is changed for any reason unless the New Contract Owner is a non-living person or is a current Annuitant; or

.. the Payout Start Date.

Notwithstanding the preceding, in the event of the Contract Owner's death, if the Contract Owner's spouse elects to continue the Contract (as permitted in the Death of Owner provision below) he or she may terminate the Enhanced Earnings Death Benefit at that time.


                                 62  PROSPECTUS

DEATH BENEFIT PAYMENTS

DEATH OF CONTRACT OWNER
If a Contract Owner dies prior to the Payout Start Date, then the surviving Contract Owners will be the "New Contract Owners". If there are no surviving Contract Owners, then subject to any restrictions previously placed upon them, the Beneficiaries will be the New Contract Owners.

If there is more than one New Contract Owner taking a share of the Death Proceeds, each New Contract Owner will be treated as a separate and independent Contract Owner of his or her respective share of the Death Proceeds. Each New Contract Owner will exercise all rights related to his or her share of the Death Proceeds, including the sole right to elect one of the Option(s) below, subject to any restrictions previously placed upon the New Contract Owner. Each New Contract Owner may designate a Beneficiary(ies) for his or her respective share, but that designated Beneficiary(ies) will be restricted to the Option chosen by the original New Contract Owner.

The Options available to each New Contract Owner will be determined by the applicable following Category in which the New Contract Owner is defined. An Option will be deemed to have been chosen on the day we receive written notification in a form satisfactory to us.

NEW CONTRACT OWNER CATEGORIES


CATEGORY 1. If your spouse (or Annuitant's spouse in the case of a grantor trust-owned Contract) is the sole New Contract Owner of the entire Contract, your spouse must choose from among the death settlement Options A, B, C, D, or E described below. If he or she does not choose one of these Options, then Option D will apply.


CATEGORY 2. If the New Contract Owner is a living person who is not your spouse (or Annuitant's spouse in the case of a grantor trust-owned Contract), or there is more than one New Contract Owner, all of whom are living persons, each New Contract Owner must choose from among the death settlement Options A, B, C, or E described below. If a New Contract Owner does not choose one of these Options, then Option C will apply for that New Contract Owner.


CATEGORY 3. If there are one or more New Contract Owner(s) and at least one of the New Contract Owners is a non-living person such as a corporation or a trust, all New Contract Owners are considered to be non-living persons for purposes of the death settlement options. Each New Contract Owner must choose death settlement Option A or C described below. If a New Contract Owner does not choose one of these Options, then Option C will apply for that New Contract Owner.

The death settlement options we currently offer are:


OPTION A. The New Contract Owner may elect to receive the Death Proceeds in a lump sum.


OPTION B. The New Contract Owner may elect to apply the Death Proceeds to one of the Income Plans described above. Such income payments must begin within one year of the date of death and must be payable:

.. Over the life of the New Contract Owner; or

.. For a guaranteed payment period of at least 5 years (60 months), but not to exceed the life expectancy of the New Contract Owner; or

.. Over the life of the New Contract Owner with a guaranteed payment period of at least 5 years (60 months), but not to exceed the life expectancy of the New Contract Owner.


OPTION C. The New Contract Owner may elect to receive the Contract Value payable within 5 years of the date of death. The Contract Value, as of the date we receive the first Complete Request for Settlement, will be reset to equal the Death Proceeds as of that date. Any excess amount of the Death Proceeds over the Contract Value on that date will be allocated to the PIMCO Money Market Variable Sub-account unless the New Contract Owner provides other allocation instructions.

The New Contract Owner may not make any additional purchase payments under this option. Withdrawal charges will be waived for any withdrawals made during the 5-year period after the date of death; however, amounts withdrawn may be subject to Market Value Adjustments. The New Contract Owner may exercise all rights set forth in the Transfers provision.

If the New Contract Owner dies before the Contract Value is completely withdrawn, the New Contract Owner's Beneficiary(ies) will receive the greater of the remaining Settlement Value or the remaining Contract Value within 5 years of the date of the original Contract Owner's death.


OPTION D. The New Contract Owner may elect to continue the Contract in the Accumulation Phase. If the Contract Owner was also the Annuitant, then the New Contract Owner will be the new Annuitant. This Option may only be exercised once per Contract. The Contract Value, as of the date we receive the first Complete Request for Settlement, will be reset to equal the Death Proceeds as of that date.

Unless otherwise instructed by the continuing spouse, the excess, if any, of the Death Proceeds over the Contract Value will be allocated to the Sub-accounts of the Variable Account. This excess will be allocated in proportion to your Contract Value in those Sub-accounts as of the end of the Valuation Date that we receive the complete request for settlement except that any portion of this excess attributable to the Fixed Account Options will be allocated to the PIMCO Money Market Variable Sub-account.

Within 30 days after the date we determine the Death Proceeds, the New Contract Owner may transfer all or a portion of the excess of the Death Proceeds, if any, into


                                 63  PROSPECTUS
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any combination of Variable Sub-accounts, the Standard Fixed Account and the
Market Value Adjusted Fixed Account without incurring a transfer fee. Any such transfer does not count as one of the free transfers allowed each Contract Year and is subject to any minimum allocation amount specified in this Contract.

The New Contract Owner may make a single withdrawal of any amount within one year of the date of your death without incurring a Withdrawal Charge; however, the amount withdrawn may be subject to a Market Value Adjustment and a 10% tax penalty if the New Contract Owner is under age 59 1/2.


OPTION E. For Nonqualified Contracts, the New Contract Owner may elect to make withdrawals at least annually of amounts equal to the "ANNUAL REQUIRED DISTRIBUTION" calculated for each calendar year. The first such withdrawal must occur within:

.. One year of the date of death;

.. The same calendar year as the date we receive the first Complete Request for Settlement; and

.. One withdrawal frequency.

The New Contract Owner must select the withdrawal frequency (monthly, quarterly, semi-annual, or annual). Once this option is elected and frequency of withdrawals is chosen, they cannot be changed by the New Contract Owner and become irrevocable.

In the calendar year in which the Death Proceeds are determined, the ANNUAL REQUIRED DISTRIBUTION is equal to the Contract Value on the date of the first distribution divided by the "Life Expectancy" of the New Contract Owner and the result multiplied by a fraction that represents the portion of the calendar year remaining after the date of the first distribution. (The Contract Value, as of the date we receive the Complete Request for Settlement, will be reset to equal the Death Proceeds as of that date. The Contract Value on the date of the first distribution may be more or less than the Contract Value as of the date we receive the Complete Request for Settlement.) The Life Expectancy in that calendar year is equal to the life expectancy value from IRS Tables based on the age of the New Contract Owner as of his or her birthday in the same calendar year.

In any subsequent calendar year, the Annual Required Distribution is equal to the Contract Value as of December 31 of the prior year divided by the remaining Life Expectancy of the New Contract Owner. In each calendar year after the calendar year in which the first distribution occured, the Life Expectancy of the New Contract Owner is the Life Expectancy calculated in the previous calendar year minus one (1) year. If the Life Expectancy is less than one (1), the Annual Required Distribution is equal to the Contract Value.

If the New Contract Owner dies before the Contract Value is completely withdrawn, the scheduled withdrawals will continue to be paid to the New Contract Owner's Beneficiary(ies). The Contract Value invested in the Variable Sub-Accounts will be subject to investment risk until it is withdrawn.

We reserve the right to offer additional death settlement options.


DEATH OF ANNUITANT
If the Annuitant dies prior to the Payout Start Date, then the surviving Contract Owners will have the Options available to the New Contract Owner, determined by the applicable following category in which the New Contract Owner is defined, unless:

.. The Annuitant was also the Contract Owner, in which case the Death of Owner provisions above apply; or

.. The Contract Owner is a grantor trust established by a living person, in which case the Beneficiary(ies) will be deemed the New Contract Owners and the Death of Contract Owner provisions above will apply.

SURVIVING CONTRACT OWNER CATEGORIES


CATEGORY 1. If the Owner is a living person, the Contract will continue in the Accumulation Phase with a new Annuitant. The Contract Value will not be increased by any excess of the Death Proceeds over the Contract Value as of the date that we determine the value of the Death Proceeds.

The new Annuitant will be:

.. A person you name by written request, subject to the conditions described in the Annuitant section of this Contract; otherwise,

.. The youngest Owner; otherwise,

.. The youngest Beneficiary.


CATEGORY 2. If the Owner is a corporation, trust, or other non-living person, the Owner must choose between the following two options:


OPTION A.  The Owner may elect to receive the Death Proceeds in a lump sum.


OPTION B. The Owner may elect to receive the Contract Value payable within 5 years of the Annuitant's date of death. Under this Option, the excess, if any, of the Death Proceeds over the Contract Value, as of the date that we determine the value of the Death Proceeds, will be added to the Contract Value. Unless otherwise instructed by the Owner, this excess will be allocated to the PIMCO Money Market Variable Sub-account. During the 5 year period that follows the Annuitant's date of death, the Owner may exercise all rights as set forth in the Transfers section. Withdrawal Charges will be waived for any withdrawals made during this 5 year period, however, the amount withdrawal may be subject to a Market Value Adjustment.

No additional purchase payments may be added to the Contract under this section. Withdrawal Charges will be


                                 64  PROSPECTUS
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waived for any withdrawals made during this 5 year period.

We reserve the right to offer additional death settlement options.

QUALIFIED CONTRACTS

The death settlement options for qualified plans, including IRAs, may be different to conform with the individual tax requirements of each type of qualified plan. Please refer to your Endorsement for IRA plans, if applicable, for additional information on your death settlement options. In the case of certain qualified plans, the terms of the plans may govern the right to benefits, regardless of the terms of the Contract.

SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION AND DEATH OF CO-ANNUITANT

We offer a Spousal Protection Benefit (Co-Annuitant) Option that may be added to your Contract subject to the following conditions:

.. The individually owned Contract must be either a traditional, Roth, or Simplified Employee Pension IRA.

.. The Contract Owner's spouse must be the sole Primary Beneficiary of the Contract and will be the named Co-Annuitant.

.. The Contract Owner must be age 90 or younger on the Rider Application Date;
  and the Co-Annuitant must be age 79 or younger on the Rider Application Date.

.. The option may only be added when we issue the Contract or within 6 months of the Contract Owner's marriage. We may require proof of marriage in a form satisfactory to us. Currently, you may not add the option to your Contract without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the Option.

Under the Spousal Protection Benefit Option, the Co-Annuitant will be considered to be an Annuitant under the Contract during the Accumulation Phase except that the Co-Annuitant will not be considered to be an Annuitant for purposes of determining the Payout Start Date and the "Death of Annuitant" provision of your Contract does not apply on the death of the Co-Annuitant.

You may change the Co-Annuitant to a new spouse only if you provide proof of remarriage in a form satisfactory to us. Once we accept a change, the change will take effect on the date you signed the request. Each change is subject to any payment we make or other action we take before we accept it. At any time, there may only be one Co-Annuitant under your Contract.

There is an annual Rider Fee of 0.10% of the Contract Value for Options added on or after May 1, 2005. For Options added prior to this date, there is no charge for this Option. We reserve the right to assess an annual Rider Fee not to exceed 0.15% for Options added in the future. Once this Option is added to your Contract, we guarantee that we will not increase what we charge you for this Option. For Contracts purchased on or after May 1, 2005, we may discontinue offering the Spousal Protection Benefit (Co-Annuitant) Option at any time.

The option will terminate upon the date your written termination request is accepted by us or will terminate on the earliest of the following occurrences:

.. upon the death of the Co-Annuitant (as of the date we determine the Death
  Proceeds);

.. upon the death of the Contract Owner (as of the date we determine the Death
  Proceeds);

.. on the date the Contract is terminated;

.. on the Payout Start Date; or

.. on the date you change the beneficiary of the Contract and the change is accepted by us;

.. for options added on or after May 1, 2005, the Contract Owner may terminate the option upon the divorce of the Contract Owner and the Co-Annuitant by providing written notice and proof of divorce in a form satisfactory to us;

.. for options added prior to May 1, 2005, the Owner may terminate this option at anytime by written notice in a form satisfactory to us.

Once the Option is terminated, a new Spousal Protection Benefit (Co-Annuitant) Option cannot be added to the Contract unless the last Option attached to the Contract was terminated due to divorce or a change of beneficiary.


DEATH OF CO-ANNUITANT. If the Co-Annuitant dies prior to the Payout Start Date, subject to the following conditions, the Contract will be continued according to Option D under the "Death of Owner" provision of your Contract:

.. The Co-Annuitant must have been your legal spouse on the date of his or her death; and

.. Option D of the "Death of Owner" provision of your Contract has not previously been exercised.

The Contract may only be continued once under Option D under the "Death of Owner" provision. For a description of Option D, see the "Death of Owner" section of this prospectus.


MORE INFORMATION
--------------------------------------------------------------------------------


LINCOLN BENEFIT LIFE COMPANY
Lincoln Benefit is the issuer of the Contract. Lincoln Benefit is a stock life insurance company organized under the laws of the state of Nebraska in 1938. Our legal


                                 65  PROSPECTUS
domicile and principal business address is P.O. Box 80469, Lincoln, Nebraska. Lincoln Benefit is a wholly-owned subsidiary of Allstate Life Insurance Company ("Allstate Life"), a stock life insurance company incorporated under the laws of the State of Illinois. Allstate Life is a wholly-owned subsidiary of Allstate Insurance Company ("Allstate"), a stock property-liability insurance company incorporated under the laws of Illinois. All outstanding capital stock of Allstate is owned by The Allstate Corporation.

We are authorized to conduct life insurance and annuity business in the District of Columbia, Guam, U.S. Virgin Islands and all states except New York. We will market the Contract everywhere we conduct variable annuity business. The Contracts offered by this prospectus are issued by us and will be funded in the Variable Account and/or the Fixed Account.

Under our reinsurance agreement with Allstate Life, substantially all contract related transactions are transferred to Allstate Life and substantially all of the assets backing our reinsured liabilities are owned by Allstate Life.
 Accordingly, the results of operations with respect to applications received and contracts issued by Lincoln Benefit are not reflected in our financial statements. The amounts reflected in our financial statements relate only to the investment of those assets of Lincoln Benefit that are not transferred to Allstate Life under the reinsurance agreement. These assets represent our general account and are invested and managed by Allstate Life. While the reinsurance agreement provides us with financial backing from Allstate Life, it does not create a direct contractual relationship between Allstate Life and you.

Under the Company's reinsurance agreements with Allstate Life, the Company reinsures all reserve liabilities with Allstate Life except for variable contracts. The Company's variable Contract assets and liabilities are held in legally-segregated, unitized separate accounts and are retained by the Company.
 However, the transactions related to such variable contracts such as premiums, expenses and benefits are transferred to Allstate Life.

On March 8, 2006, Allstate Life announced that it had entered into an agreement ("the Agreement") with Prudential Financial, Inc. and its subsidiary, The Prudential Insurance Company of America ("PICA") pursuant to which Allstate Life will sell, pursuant to a combination of coinsurance and modified coinsurance reinsurance, substantially all of its variable annuity business, including that of its subsidiary Lincoln Benefit. The Agreement also provides that Lincoln Benefit and PICA will enter into an administrative services agreement pursuant to which PICA or an affiliate will administer the Variable Account and the Contracts after a transition period that may last up to two years. The benefits and provisions of the Contracts will not be changed by these transactions and agreements. None of the transactions or agreements will change the fact that we are primarily liable to you under your Contract.

The transaction is subject to regulatory approvals, and it is expected that it will be completed by the end of the second quarter of 2006.


VARIABLE ACCOUNT
Lincoln Benefit Life Variable Annuity Account was originally established in 1992, as a segregated asset account of Lincoln Benefit. The Variable Account meets the definition of a "separate account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management of the Variable Account or Lincoln Benefit.

We own the assets of the Variable Account, but we hold them separate from our other assets. To the extent that these assets are attributable to the Contract Value of the Contracts offered by this prospectus, these assets are not chargeable with liabilities arising out of any other business we may conduct.
 Income, gains, and losses, whether or not realized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains, or losses. Our obligations arising under the Contracts are general corporate obligations of Lincoln Benefit.

The Variable Account is divided into Sub-accounts. The assets of each Sub-account are invested in the shares of one of the Portfolios. We do not guarantee the investment performance of the Variable Account, its Sub-accounts or the Portfolios. Values allocated to the Variable Account and the amount of Variable Annuity payments will rise and fall with the values of shares of the Portfolios and are also reduced by Contract charges. We may also use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.

We have included additional information about the Variable Account in the Statement of Additional Information. You may obtain a copy of the Statement of Additional Information by writing to us or calling us at 1-800-865-5237. We have reproduced the Table of Contents of the Statement of Additional Information on page 77.


THE PORTFOLIOS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolios at their net asset value.


VOTING PRIVILEGES. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Variable Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. Based on our present view of


                                 66  PROSPECTUS
the law, we will vote the shares of the Portfolios that we hold directly or indirectly through the Variable Account in accordance with instructions that we receive from Contract Owners entitled to give such instructions.

As a general rule, before the Payout Start Date, the Contract Owner or anyone with a voting interest is the person entitled to give voting instructions. The number of shares that a person has a right to instruct will be determined by dividing the Contract Value allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio as of the record date of the meeting. After the Payout Start Date the person receiving income payments has the voting interest. The payee's number of votes will be determined by dividing the reserve for such Contract allocated to the applicable Sub-Account by the net asset value per share of the corresponding Portfolio. The votes decrease as income payments are made and as the reserves for the Contract decrease.

We will vote shares attributable to Contracts for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine that we may vote such shares in our own discretion. We will apply voting instructions to abstain on any item to be voted upon on a pro-rata basis to reduce the votes eligible to be cast.

We reserve the right to vote Portfolio shares as we see fit without regard to voting instructions to the extent permitted by law. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report we send to you.


CHANGES IN PORTFOLIOS. If the shares of any of the Portfolios are no longer available for investment by the Variable Account or if, in our judgment, further investment in such shares is no longer desirable in view of the purposes of the Contract, we may eliminate that Portfolio and substitute shares of another eligible investment fund. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940. We also may add new Variable Sub-Accounts that invest in additional underlying funds. We will notify you in advance of any change.


CONFLICTS OF INTEREST. Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. The board of directors/trustees of these Portfolios monitors for possible conflicts among separate accounts buying shares of the Portfolios. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, the Portfolio's board of directors/trustees may require a separate account to withdraw its participation in a Portfolio. A Portfolio's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.


THE CONTRACTS

DISTRIBUTION. ALFS, Inc. ("ALFS"), located at 3100 Sanders Road, Northbrook, IL 60062-7154 serves as distributor of the Contracts. ALFS, an affiliate of Lincoln Benefit, is a wholly owned subsidiary of Allstate Life Insurance Company. ALFS is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc ("NASD").

ALFS does not sell Contracts directly to purchasers. ALFS enters into selling agreements with affiliated and unaffiliated broker-dealers and banks to sell the Contracts through their registered representatives. The broker-dealers are registered with the SEC and are NASD member firms. Their registered representatives are licensed as insurance agents by applicable state insurance authorities and appointed as agents of Lincoln Benefit in order to sell the Contracts. Contracts also may be sold by representatives or employees of banks that may be acting as broker-dealers without separate registration under the Exchange Act, pursuant to legal and regulatory exceptions.

We will pay commissions to broker-dealers and banks which sell the Contracts.
 Commissions paid vary, but we may pay up to a maximum sales commission of 7.5%
of total purchase payments.   In addition, we may pay ongoing annual
compensation of up to 1.25% of Contract Value. Individual representatives receive a portion of compensation paid to the broker-dealer or bank with which they are associated in accordance with the broker-dealer's or bank's practices.
 We estimate that commissions and annual compensation, when combined, will not exceed 8.5% of total purchase payments. However, commissions and annual compensation could exceed that amount because ongoing annual compensation is related to Contract Value and the number of years the Contract is held.

From time to time, we pay asset-based compensation and/or marketing allowances to banks and broker-dealers. These payments vary among individual banks and broker dealers, and the asset-based payments may be up to 0.25% of Contract Value annually. These payments are intended to contribute to the promotion and marketing of the Contracts, and they vary among banks and broker-dealers. The marketing and distribution support services include but are not limited to: (1) placement of the Contracts on a list of preferred or recommended products in the bank's or broker-dealer's distribution system; (2) sales promotions with regard to the Contracts; (3) participation in sales conferences; and (4) helping to defray the costs of sales conferences and educational seminars for the bank or broker-dealer's registered


                                 67  PROSPECTUS
representatives. A list of broker-dealers and banks that ALFS paid pursuant to such arrangements is provided in the Statement of Additional Information, which is available upon request. For a free copy, please write or call us at the address or telephone number listed on the front page of this prospectus, or go to the SEC's Web site (http://www.sec.gov).

To the extent permitted by NASD rules and other applicable laws and regulations, we may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. We may not offer the arrangements to all broker-dealers and banks and the terms of the arrangement may differ among broker-dealers and banks.

Individual registered representatives, broker-dealers, banks, and branch managers within some broker-dealers and banks participating in one of these compensation arrangements may receive greater compensation for selling the contract than for selling a different contact that is not eligible for the compensation arrangement. While we take the compensation into account when establishing contract charges, any such compensation will be paid by us or ALFS and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply to the sale of the contract.

Lincoln Benefit does not pay ALFS a commission for distribution of the Contracts. ALFS compensates its representatives who act as wholesalers, and their sales management personnel, for Contract sales. This compensation is based on a percentage of premium payments and/or a percentage of Contract values. The underwriting agreement with ALFS provides that we will reimburse ALFS for expenses incurred in distributing the Contracts, including any liability to Contract Owners arising out of services rendered or Contracts issued.

Lincoln Benefit and ALFS have also entered into wholesaling agreements with certain independent contractors and their broker-dealers. Under these agreements, compensation based on a percentage of premium payments and/or Contract values is paid to the wholesaling broker-dealer for the wholesaling activities of their registered representative.


ADMINISTRATION. We have primary responsibility for all administration of the Contracts and the Variable Account. Pursuant to the Agreement, we will enter into an administrative services agreement with PICA whereby, after a transition period that may last up to two years, PICA or an affiliate will provide administrative services to the Variable Account and the Contracts on our behalf.

We provide the following administrative services, among others:

.. issuance of the Contracts;

.. maintenance of Contract Owner records;

.. Contract Owner services;

.. calculation of unit values;

.. maintenance of the Variable Account; and

.. preparation of Contract Owner reports.

We will send you Contract statements at least annually. We will also send you transaction confirmations. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement or a confirmation. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we will make the adjustment as of the date that we receive notice of the potential error.

 We will also provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.


ANNUITIES HELD WITHIN A QUALIFIED PLAN
If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waivers of withdrawal charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if Qualified Plan limits on distributions and other conditions are not met. Please consult your Qualified Plan administrator for more information. Lincoln Benefit no longer issues deferred annuities to employer sponsored qualified retirement plans.


LEGAL PROCEEDINGS
There are no pending legal proceedings affecting the Variable Account. Lincoln Benefit is engaged in routine lawsuits which, in our management's judgment, are not of material importance to the respective total assets or material with respect to the Variable Account.


LEGAL MATTERS
All matters of Nebraska law pertaining to the Contract, including the validity of the Contract and our right to issue the Contract under Nebraska law, have been passed upon by Michael J. Velotta, Senior Vice President, General Counsel and Secretary of Lincoln Benefit.


                                 68  PROSPECTUS

TAXES
--------------------------------------------------------------------------------

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. LINCOLN BENEFIT MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.


TAXATION OF LINCOLN BENEFIT LIFE COMPANY
Lincoln Benefit is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Variable Account is not an entity separate from Lincoln Benefit, and its operations form a part of Lincoln Benefit, it will not be taxed separately. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the Contract. Under existing federal income tax law, Lincoln Benefit believes that the Variable Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Accordingly, Lincoln Benefit does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore Lincoln Benefit does not intend to make provisions for any such taxes. If Lincoln Benefit is taxed on investment income or capital gains of the Variable Account, then Lincoln Benefit may impose a charge against the Variable Account in order to make provision for such taxes.


TAXATION OF VARIABLE ANNUITIES IN GENERAL

TAX DEFERRAL. Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

.. the Contract Owner is a natural person,

.. the investments of the Variable Account are "adequately diversified" according to Treasury Department regulations, and

.. Lincoln Benefit is considered the owner of the Variable Account assets for federal income tax purposes.


NON-NATURAL OWNERS. Non-natural owners are also referred to as Non Living Owners in this prospectus. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts does not enjoy tax deferral and is taxed as ordinary income received or accrued by the non-natural owner during the taxable year.


EXCEPTIONS TO THE NON-NATURAL OWNER RULE. There are several exceptions to the general rule that annuity contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-Qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified contracts; (3) contracts purchased by employers upon the termination of certain Qualified Plans; (4) certain contracts used in connection with structured settlement agreements; and (5) immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.


GRANTOR TRUST OWNED ANNUITY. Contracts owned by a grantor trust are considered owned by a non-natural owner. Grantor trust owned contracts receive tax deferral as described in the Exceptions to the Non-Natural Owner Rule section.
 In accordance with the Code, upon the death of the annuitant, the death benefit must be paid. According to your Contract, the Death Benefit is paid to the beneficiary. A trust named beneficiary, including a grantor trust, has two options for receiving any death benefits: 1) a lump sum payment, or 2) payment deferred up to five years from date of death.


DIVERSIFICATION REQUIREMENTS. For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the Contract owner during the taxable year. Although Lincoln Benefit does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.


OWNERSHIP TREATMENT. The IRS has stated that a contract owner will be considered the owner of separate account assets if he possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the separate account investments may cause a Contract


                                 69  PROSPECTUS
owner to be treated as the owner of the separate account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the separate account.

Your rights under the Contract are different than those described by the IRS in private and published rulings in which it found that Contract owners were not owners of separate account assets. For example, if your contract offers more than twenty (20) investment alternatives you have the choice to allocate premiums and contract values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. Lincoln Benefit does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.


TAXATION OF PARTIAL AND FULL WITHDRAWALS. If you make a partial withdrawal under a Non-Qualified Contract, amounts received are taxable to the extent the Contract Value, without regard to surrender charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a full withdrawal under a Non-Qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the Contract.


TAXATION OF ANNUITY PAYMENTS. Generally, the rule for income taxation of annuity payments received from a Non-Qualified Contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. If any variable payment is less than the excludable amount you should contact a competent tax advisor to determine how to report any unrecovered investment. The federal tax treatment of annuity payments is unclear in some respects. As a result, if the IRS should provide further guidance, it is possible that the amount we calculate and report to the IRS as taxable could be different. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.


TAXATION OF LEVEL MONTHLY VARIABLE ANNUITY PAYMENTS. You may have an option to elect a variable income payment stream consisting of level monthly payments that are recalculated annually. Although we will report your levelized payments to the IRS in the year distributed, it is possible the IRS could determine that receipt of the first monthly payout of each annual amount is constructive receipt of the entire annual amount. If the IRS were to take this position, the taxable amount of your levelized payments would be accelerated to the time of the first monthly payout and reported in the tax year in which the first monthly payout is received.


WITHDRAWALS AFTER THE PAYOUT START DATE. Federal tax law is unclear regarding the taxation of any additional withdrawal received after the Payout Start Date. It is possible that a greater or lesser portion of such a payment could be taxable than the amount we determine.


DISTRIBUTION AT DEATH RULES. In order to be considered an annuity contract for federal income tax purposes, the Contract must provide:

.. if any Contract Owner dies on or after the Payout Start Date but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the Contract Owner's death;

.. if any Contract Owner dies prior to the Payout Start Date, the entire interest in the Contract will be distributed within 5 years after the date of the Contract Owner's death. These requirements are satisfied if any portion of the Contract Owner's interest that is payable to (or for the benefit of) a designated Beneficiary is distributed over the life of such Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary) and the distributions begin within 1 year of the Contract Owner's death. If the Contract Owner's designated Beneficiary is the surviving spouse of the Contract Owner, the Contract may be continued with the surviving spouse as the new Contract Owner;

.. if the Contract Owner is a non-natural person, then the Annuitant will be treated as the Contract Owner for purposes of applying the distribution at death rules. In addition, a change in the Annuitant on a Contract owned by a non-natural person will be treated as the death of the Contract Owner.


                                 70  PROSPECTUS
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TAXATION OF ANNUITY DEATH BENEFITS.  Death Benefit amounts are included in income as follows:

.. if distributed in a lump sum, the amounts are taxed in the same manner as a total withdrawal, or

.. if distributed under an Income Plan, the amounts are taxed in the same manner as annuity payments.


PENALTY TAX ON PREMATURE DISTRIBUTIONS. A 10% penalty tax applies to the taxable amount of any premature distribution from a non-Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

.. made on or after the date the Contract Owner attains age 59 1/2,

.. made as a result of the Contract Owner's death or becoming totally disabled,

.. made in substantially equal periodic payments over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

.. made under an immediate annuity, or

.. attributable to investment in the Contract before August 14, 1982.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.


SUBSTANTIALLY EQUAL PERIODIC PAYMENTS. With respect to non-Qualified Contracts using substantially equal periodic payments or immediate annuity payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the Contract Owner's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.


TAX FREE EXCHANGES UNDER INTERNAL REVENUE CODE SECTION 1035. A 1035 exchange is a tax-free exchange of a non-Qualified life insurance contract, endowment contract or annuity contract into a non-Qualified annuity contract. The contract owner(s) must be the same on the old and new contract. Basis from the old contract carries over to the new contract so long as we receive that information from the relinquishing company. If basis information is never received, we will assume that all exchanged funds represent earnings and will allocate no cost basis to them.


PARTIAL EXCHANGES. The IRS has issued a ruling that permits partial exchanges of annuity contracts. Under this ruling, if you take a withdrawal from a receiving or relinquishing annuity contract within 24 months of the partial exchange, then special aggregation rules apply for purposes of determining the taxable amount of a distribution. The IRS has issued limited guidance on how to aggregate and report these distributions. The IRS is expected to provide further guidance; as a result, it is possible that the amount we calculate and report to the IRS as taxable could be different. Your Contract may not permit partial exchanges.


TAXATION OF OWNERSHIP CHANGES. If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Any assignment or pledge (or agreement to assign or pledge) of the Contract Value is taxed as a withdrawal of such amount or portion and may also incur the 10% penalty tax.


AGGREGATION OF ANNUITY CONTRACTS. The Code requires that all non-Qualified deferred annuity contracts issued by Lincoln Benefit (or its affiliates) to the same Contract Owner during any calendar year be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.


INCOME TAX WITHHOLDING
Generally, Lincoln Benefit is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory.

Lincoln Benefit is required to withhold federal income tax using the wage withholding rates for all annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Code Section 1441 provides that Lincoln Benefit as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien.
 Withholding may be reduced or eliminated if covered by an income tax treaty between the


                                 71  PROSPECTUS

U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number ("ITIN"). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.


TAX QUALIFIED CONTRACTS
The income on tax sheltered annuity (TSA) and IRA investments is tax deferred, and the income from annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing an annuity as a TSA or IRA. Tax Qualified Contracts are contracts purchased as or in connection with:

.. Individual Retirement Annuities (IRAs) under Code Section 408(b);

.. Roth IRAs under Code Section 408A;

.. Simplified Employee Pension (SEP IRA) under Code Section 408(k);

.. Savings Incentive Match Plans for Employees (SIMPLE IRA) under Code Section
  408(p);

.. Tax Sheltered Annuities under Code Section 403(b);

.. Corporate and Self Employed Pension and Profit Sharing Plans under Code
  Section 401; and

.. State and Local Government and Tax-Exempt Organization Deferred Compensation
  Plans under Code Section 457.

Lincoln Benefit reserves the right to limit the availability of the Contract for use with any of the retirement plans listed above or to modify the Contract to conform with tax requirements. If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waiver of charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if Qualified Plan limits on distributions and other conditions are not met. Please consult your Qualified Plan administrator for more information. Lincoln Benefit no longer issues deferred annuities to employer sponsored qualified retirement plans.

The tax rules applicable to participants with tax qualified annuities vary according to the type of contract and the terms and conditions of the endorsement. Adverse tax consequences may result from certain transactions such as excess contributions, premature distributions, and, distributions that do not conform to specified commencement and minimum distribution rules. Lincoln Benefit can issue an individual retirement annuity on a rollover or transfer of proceeds from a decedent's IRA, TSA, or employer sponsored retirement plan under which the decedent's surviving spouse is the beneficiary. Lincoln Benefit does not offer an individual retirement annuity that can accept a transfer of funds for any other, non-spousal, beneficiary of a decedent's IRA, TSA, or employer sponsored qualified retirement plan.

Please refer to your Endorsement for IRAs or 403(b) plans, if applicable, for additional information on your death settlement options. In the case of certain Qualified Plans, the terms of the Qualified Plan Endorsement and the plans may govern the right to benefits, regardless of the terms of the Contract.


TAXATION OF WITHDRAWALS FROM AN INDIVIDUALLY OWNED TAX QUALIFIED CONTRACT. If you make a partial withdrawal under a Tax Qualified Contract other than a Roth IRA, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions) bears to the Contract Value, is excluded from your income. We do not keep track of nondeductible contributions, and generally all tax reporting of distributions from Tax Qualified Contracts other than Roth IRAs will indicate that the distribution is fully taxable.

"Qualified distributions" from Roth IRAs are not included in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:

.. made on or after the date the Contract Owner attains age 59 1/2,

.. made to a beneficiary after the Contract Owner's death,

.. attributable to the Contract Owner being disabled, or

.. made for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

"Nonqualified distributions" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions.


REQUIRED MINIMUM DISTRIBUTIONS. Generally, Tax Qualified Contracts (excluding Roth IRAs) require minimum distributions upon reaching age 70 1/2. Failure to withdraw the required minimum distribution will result in a 50% tax penalty on the shortfall not withdrawn from the Contract. Effective December 31, 2005, the IRS requires annuity contracts to include the actuarial present value of other benefits for purposes of calculating the required minimum distribution amount.
 These other benefits may include accumulation, income, or death benefits. Not all income plans offered under the Contract satisfy the requirements for minimum distributions. Because these distributions are required under the Code and the method of calculation is complex, please see a competent tax advisor.


                                 72  PROSPECTUS
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THE DEATH BENEFIT AND TAX QUALIFIED CONTRACTS.  Pursuant to the Code and IRS
regulations, an IRA (e.g., traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not invest in life insurance contracts. However, an IRA may provide a death benefit that equals the greater of the purchase payments or the Contract Value. The Contract offers a death benefit that in certain circumstances may exceed the greater of the purchase payments or the Contract Value. We believe that the Death Benefits offered by your Contract do not constitute life insurance under these regulations.

It is also possible that certain death benefits that offer enhanced earnings could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in current taxable income to a Contract Owner. In addition, there are limitations on the amount of incidental death benefits that may be provided under Qualified Plans, such as in connection with a TSA or employer sponsored qualified retirement plan.

Lincoln Benefit reserves the right to limit the availability of the Contract for use with any of the Qualified Plans listed above.


PENALTY TAX ON PREMATURE DISTRIBUTIONS FROM TAX QUALIFIED CONTRACTS. A 10% penalty tax applies to the taxable amount of any premature distribution from a Tax Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

.. made on or after the date the Contract Owner attains age 59 1/2,

.. made as a result of the Contract Owner's death or total disability,

.. made in substantially equal periodic payments over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

.. made after separation from service after age 55 (does not apply to IRAs),

.. made pursuant to an IRS levy,

.. made for certain medical expenses,

.. made to pay for health insurance premiums while unemployed (applies only for IRAs),

.. made for qualified higher education expenses (applies only for IRAs), and

.. made for a first time home purchase (up to a $10,000 lifetime limit and applies only for IRAs).

During the first 2 years of the individual's participation in a SIMPLE IRA, distributions that are otherwise subject to the premature distribution penalty, will be subject to a 25% penalty tax.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.


SUBSTANTIALLY EQUAL PERIODIC PAYMENTS ON TAX QUALIFIED CONTRACTS. With respect to Tax Qualified Contracts using substantially equal periodic payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the taxpayer's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.


INCOME TAX WITHHOLDING ON TAX QUALIFIED CONTRACTS. Generally, Lincoln Benefit is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions that are not considered "eligible rollover distributions." The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% from the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Lincoln Benefit is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless you elect to make a "direct rollover" of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Tax Qualified Contracts, including TSAs but excluding IRAs, with the exception of:

.. required minimum distributions, or,

.. a series of substantially equal periodic payments made over a period of at least 10 years, or,

.. a series of substantially equal periodic payments made over the life (joint lives) of the participant (and beneficiary), or,

.. hardship distributions.

For all annuitized distributions that are not subject to the 20% withholding requirement, Lincoln Benefit is required to withhold federal income tax using the wage withholding rates. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.


                                 73  PROSPECTUS

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Code Section 1441 provides that Lincoln Benefit as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien.
 Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number ("ITIN"). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.


INDIVIDUAL RETIREMENT ANNUITIES. Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an Individual Retirement Annuity.


ROTH INDIVIDUAL RETIREMENT ANNUITIES. Code Section 408A permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity. Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence.

Subject to certain limitations, a traditional Individual Retirement Account or Annuity may be converted or "rolled over" to a Roth Individual Retirement Annuity. The income portion of a conversion or rollover distribution is taxable currently, but is exempted from the 10% penalty tax on premature distributions. Effective January 1, 2005, the IRS requires conversions of annuity contracts to include the actuarial present value of other benefits for purposes of valuing the taxable amount of the conversion.

ANNUITIES HELD BY INDIVIDUAL RETIREMENT ACCOUNTS (COMMONLY KNOWN AS CUSTODIAL

IRAS). Code Section 408 permits a custodian or trustee of an Individual Retirement Account to purchase an annuity as an investment of the Individual Retirement Account. If an annuity is purchased inside of an Individual Retirement Account, then the Annuitant must be the same person as the beneficial owner of the Individual Retirement Account.

Generally, the death benefit of an annuity held in an Individual Retirement Account must be paid upon the death of the Annuitant. However, in most states, the Contract permits the custodian or trustee of the Individual Retirement Account to continue the Contract in the accumulation phase, with the Annuitant's surviving spouse as the new Annuitant, if the following conditions are met:

1) The custodian or trustee of the Individual Retirement Account is the owner of the annuity and has the right to the death proceeds otherwise payable under the Contract;

2) The deceased Annuitant was the beneficial owner of the Individual Retirement Account;

3) We receive a complete request for settlement for the death of the Annuitant; and

4) The custodian or trustee of the Individual Retirement Account provides us with a signed certification of the following:

  (a) The Annuitant's surviving spouse is the sole beneficiary of the Individual Retirement Account;

  (b) The Annuitant's surviving spouse has elected to continue the Individual Retirement Account as his or her own Individual Retirement Account; and

  (c) The custodian or trustee of the Individual Retirement Account has continued the Individual Retirement Account pursuant to the surviving spouse's election.


SIMPLIFIED EMPLOYEE PENSION IRA. Code Section 408(k) allows eligible employers to establish simplified employee pension plans for their employees using individual retirement annuities. These employers may, within specified limits, make deductible contributions on behalf of the employees to the individual retirement annuities. Employers intending to use the Contract in connection with such plans should seek competent tax advice.


SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE IRA). Code Section 408(p) allows eligible employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees using individual retirement annuities. In general, a SIMPLE IRA consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to purchase the Contract as a SIMPLE IRA should seek competent tax and legal advice.

TO DETERMINE IF YOU ARE ELIGIBLE TO CONTRIBUTE TO ANY OF THE ABOVE LISTED IRAS (TRADITIONAL, ROTH, SEP, OR SIMPLE), PLEASE REFER TO IRS PUBLICATION 590 AND YOUR COMPETENT TAX ADVISOR.


TAX SHELTERED ANNUITIES. Code Section 403(b) provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after


                                 74  PROSPECTUS
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12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:

.. attains age 59 1/2,

.. severs employment,

.. dies,

.. becomes disabled, or

.. incurs a hardship (earnings on salary reduction contributions may not be distributed on account of hardship).

These limitations do not apply to withdrawals where Lincoln Benefit is directed to transfer some or all of the Contract Value to another 403(b) plan.
 Generally, we do not accept funds in 403(b) contracts that are subject to the Employee Retirement Income Security Act of 1974 (ERISA).


CORPORATE AND SELF-EMPLOYED PENSION AND PROFIT SHARING PLANS.


Section 401(a) of the Code permits corporate employers to establish various types of tax favored retirement plans for employees. Self-employed individuals may establish tax favored retirement plans for themselves and their employees (commonly referred to as "H.R.10" or "Keogh"). Such retirement plans may permit the purchase of annuity contracts. Lincoln Benefit no longer issues annuity contracts to employer sponsored qualified retirement plans.

There are two owner types for contracts intended to qualify under Section 401(a): a qualified plan fiduciary or an annuitant owner.

.. A qualified plan fiduciary exists when a qualified plan trust that is intended to qualify under Section 401(a) of the Code is the owner. The qualified plan trust must have its own tax identification number and a named trustee acting as a fiduciary on behalf of the plan. The annuitant should be the person for whose benefit the contract was purchased.

.. An annuitant owner exists when the tax identification number of the owner and annuitant are the same, or the annuity contract is not owned by a qualified plan trust. The annuitant should be the person for whose benefit the contract was purchased.

If a qualified plan fiduciary is the owner of the contract, the qualified plan must be the beneficiary so that death benefits from the annuity are distributed in accordance with the terms of the qualified plan. Annuitant owned contracts require that the beneficiary be the annuitant's spouse (if applicable), which is consistent with the required IRS language for qualified plans under Section 401(a). A completed Annuitant Owned Qualified Plan Designation of Beneficiary form is required in order to change the beneficiary of an annuitant owned Qualified Plan contract.

STATE AND LOCAL GOVERNMENT AND TAX-EXEMPT ORGANIZATION DEFERRED COMPENSATION

PLANS. Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. In eligible governmental plans, all assets and income must be held in a trust/ custodial account/annuity contract for the exclusive benefit of the participants and their beneficiaries. To the extent the Contracts are used in connection with a non-governmental eligible plan, employees are considered general creditors of the employer and the employer as owner of the Contract has the sole right to the proceeds of the Contract. Under eligible 457 plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. Lincoln Benefit no longer issues annuity contracts to employer sponsored qualified retirement plans.


ANNUAL REPORTS AND OTHER DOCUMENTS
--------------------------------------------------------------------------------

Lincoln Benefit's Annual Report on Form 10-K for the year ended December 31, 2005, is incorporated herein by reference, which means that it is legally a part of this prospectus.

After the date of this prospectus and before we terminate the offering of the securities under this prospectus, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 are also incorporated herein by reference, which means that they also legally become a part of this prospectus.

Statements in this prospectus, or in documents that we file later with the SEC and that legally become a part of this prospectus, may change or supersede statements in other documents that are legally part of this prospectus. Accordingly, only the statement that is changed or replaced will legally be a part of this prospectus.

We file our Exchange Act documents and reports, including our annual and quarterly reports on Form 10-K and Form 10-Q electronically on the SEC's "EDGAR" system using the identifying number CIK No. 0000910739. The SEC maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http:// www.sec.gov. You also can view these materials at the SEC's Public Reference Room at 100 F Street NE, Room 1580, Washington, DC 20549-2001. For more information on the operations of SEC's Public Reference Room, call 1-800-SEC-0330.


                                 75  PROSPECTUS
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If you have received a copy of this prospectus, and would like a free copy of any document incorporated herein by reference (other than exhibits not specifically incorporated by reference into the text of such documents), please write or call us at P.O. Box 80469, Lincoln, NE 68501-0469 or 800-865-5237.


                                 76  PROSPECTUS

STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Additions, Deletions, or Substitutions of Investments
--------------------------------------------------------------------------------
  The Contracts
--------------------------------------------------------------------------------
  Calculation of Accumulation Unit Values
--------------------------------------------------------------------------------
  Calculation of Variable Income Payments
--------------------------------------------------------------------------------
  General Matters
--------------------------------------------------------------------------------
  Experts
--------------------------------------------------------------------------------
  Financial Statements
--------------------------------------------------------------------------------
  Accumulation Unit Values
--------------------------------------------------------------------------------














THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANYONE TO PROVIDE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.


                                 77  PROSPECTUS

APPENDIX A
CONTRACT COMPARISON CHART

        FEATURE                 CLASSIC                   PLUS                   ELITE               SELECT
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                 up to 5% depending on
                                                 issue age and amount
Credit Enhancement                None           of                              None                 None
                                                 purchase payments
----------------------------------------------------------------------------------------------------------------
Mortality and Expense
Risk Charge                      1.25%                   1.45%                   1.60%               1.70%
(Base Contract)
----------------------------------------------------------------------------------------------------------------
Withdrawal Charge          7/ 7/ 6/ 5/ 4/ 3/ 2    8.5/ 8.5/ 8.5/ 7.5/
(% of purchase payment)                            6.5/ 5.5/ 4/2.5              7/ 6/ 5               None

----------------------------------------------------------------------------------------------------------------
Withdrawal Charge        Confinement, Terminal   Confinement, Terminal   Confinement, Terminal        N/A
Waivers                  Illness, Unemployment   Illness, Unemployment   Illness, Unemployment
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Fixed Account Options available depend on the type of Contract you have purchased and the state in which your Contract was issued. The following tables summarize the availability of the Fixed Account Options in general. Please check with your representative for specific details for your state.

                           DCA FIXED ACCOUNT OPTION*
----------------------------------------------------------------------------------
                     CLASSIC           PLUS        ELITE               SELECT

                  ----------------------------------------------------------------
TRANSFER PERIODS        6-month        6-month          6-month           N/A

----------------------------------------------------------------------------------
                       12-month       12-month         12-month           N/A
                  ----------------------------------------------------------------


          STANDARD FIXED ACCOUNT OPTION (NOT AVAILABLE IN ALL STATES)**
-----------------------------------------------------------------------------------
                      CLASSIC           PLUS           ELITE            SELECT

                   ----------------------------------------------------------------

GUARANTEE PERIODS         1-year        N/A              N/A                N/A




-----------------------------------------------------------------------------------
                        N/A             N/A              N/A                N/A
                   ----------------------------------------------------------------
                        N/A             N/A              N/A                N/A
                   ----------------------------------------------------------------
                        N/A             N/A              N/A                N/A
                   ----------------------------------------------------------------


                 MVA FIXED ACCOUNT OPTION (NOT AVAILABLE IN ALL STATES)***
---------------------------------------------------------------------------------------------
                      CLASSIC             PLUS             ELITE              SELECT

---------------------------------------------------------------------------------------------
                      1-year             1-year           1-year              1-year
                   --------------------------------------------------------------------------
GUARANTEE PERIODS              3-year           3-year            3-year              3-year




---------------------------------------------------------------------------------------------
                               5-year           5-year            5-year              5-year
                   --------------------------------------------------------------------------
                               7-year           7-year            7-year              7-year
                   --------------------------------------------------------------------------
                              10-year          10-year           10-year             10-year
                   --------------------------------------------------------------------------


*
   At the time you allocate a purchase payment to the DCA Fixed Account Option, if you do not specify the term length over which the transfers are to take place, the default transfer period will be 6 months for the 6-month option and 12 months for the 12 month option.

**May be available only in states where the MVA Fixed Account Option is not offered.

*** Not available in states where the Standard Fixed Account Options are offered.


                                 78  PROSPECTUS

APPENDIX B - MARKET VALUE ADJUSTMENT
--------------------------------------------------------------------------------

The Market Value Adjustment is based on the following:

 I                                                    =    the Treasury Rate for a maturity equal to the term length of the
                                                           Guarantee Period for the week preceding the establishment of the
                                                           Market Value Adjusted Fixed Guarantee Period Account;
J                                                     =    the Treasury Rate for a maturity equal to the term length of the
                                                           Market Value Adjusted Fixed Guarantee Period Account for the week preceding the date amounts are transferred or withdrawn from the
                                                           Market Value Adjusted Fixed Guarantee Period Account, the date we determine the Death Proceeds, or the Payout Start Date, as the case may be ("Market Value Adjustment Date").
N                                                     =    the number of whole and partial years from the Market Value
                                                           Adjustment Date to the expiration of the term length of the Market
                                                           Value Adjusted Fixed Guarantee Period Account.


Treasury Rate means the U.S. Treasury Note Constant Maturity yield as reported in Federal Reserve Board Statistical Release H.15. If such yields cease to be available in Federal Reserve Board Statistical Release H.15, then we will use an alternate source for such information in our discretion.

The Market Value Adjustment factor is determined from the following formula:

                            .9 X [I-(J + .0025)] X N

To determine the Market Value Adjustment, we will multiply the Market Value Adjustment factor by the amount transferred, withdrawn, paid as Death Proceeds, or applied to an Income Plan from a Market Value Adjusted Fixed Guarantee Period Account at any time other than during the 30 day period after such Guarantee Period Account expires. NOTE: These examples assume that premium taxes are not applicable.

                     EXAMPLES OF MARKET VALUE ADJUSTMENT
                   $10,000 allocated to a Market Value Adjusted Fixed Guarantee
Purchase Payment:  Period Account
Guarantee Period:  5 years
Interest Rate:     4.50%
Full Withdrawal:   End of Contract Year 3
Contract:          Consultant Solutions Classic*



                EXAMPLE 1: (ASSUMES DECLINING INTEREST RATES)

Step 1: Calculate Contract Value at  = $10,000.00 X (1.045) /3/ = $11,411.66
 End of Contract Year 3:
Step 2: Calculate the Free           = .15 X $10,000 = $1500
 Withdrawal Amount:
Step 3: Calculate the Withdrawal     = .06 X ($10,000 - $1,500) = $510
 Charge:
Step 4: Calculate the Market Value   I   =   4.50%
 Adjustment:                         J   =   4.20%
                                              730 DAYS
                                     N  =   --------   =   2
                                              365 DAYS
                                     Market Value Adjustment Factor: .9 X [I -
                                     (J + .0025)] X N
                                     = .9 X [.045 - (.042 + .0025)] X 2 = .0009
                                     Market Value Adjustment = Market Value
                                     Adjustment Factor X Amount
                                     Subject To Market Value Adjustment:
                                     = .0009 X $11,411.66  = $10.27
Step 5: Calculate the amount          = $11,411.66 - $510 + $10.27 = $10,911.93
 received by Contract owner as a
 result of full withdrawal at the
 end of Contract Year 3:


                                         EXAMPLE 2: (ASSUMES RISING INTEREST RATES)
Step 1: Calculate Contract Value at End of Contract Year 3:        = $10,000.00 X (1.045) /3/ = $11,411.66
Step 2: Calculate The Free Withdrawal Amount:                     = .15 X $10,000 =  $1,500
Step 3: Calculate the Withdrawal Charge:                          = .06 X ($10,000 - $1,500) = $510
Step 4: Calculate the Market Value Adjustment:                    I   =   4.50%
                                                                  J   =   4.80%
                                                                           730 DAYS
                                                                  N  =    -----------   =   2
                                                                            365 DAYS
                                                                  Market Value Adjustment Factor: .9 X [I - (J + .0025)] X N
                                                                  = .9 X [(.045 - (.048 + .0025)] X (2) = -.0099
                                                                  Market Value Adjustment = Market Value Adjustment Factor X
                                                                  Amount Subject To Market Value Adjustment:
                                                                  = -.0099 X $11,411.66 = -($112.98)
Step    5: Calculate the amount received by Contract owner as a   = $11,411.66 - $510 -  $112.98 = $10,788.68
 result of full withdrawal at the end of Contract Year 3:





                                 79  PROSPECTUS

  *These examples assume the election of the CONSULTANT SOLUTIONS CLASSIC
   CONTRACT for the purpose of illustrating the Market Value Adjustment calculation. The amounts would be different under CONSULTANT SOLUTIONS PLUS, CONSULTANT SOLUTIONS ELITE CONTRACTS, and CONSULTANT SOLUTIONS SELECT CONTRACTS which have different expenses and withdrawal charges.




                                 80  PROSPECTUS

APPENDIX C
EXAMPLE OF CALCULATION OF INCOME PROTECTION BENEFIT
--------------------------------------------------------------------------------

Appendix C illustrates how we calculate the amount guaranteed under the Income Protection Benefit Option. Please remember that you are looking at an example only. Please also remember that the Income Protection Benefit Option may only be added to Income Plans 1 and/or 2, and only to those Income Plans for which you have selected variable income payments.

To illustrate the calculation of the amount guaranteed under the Income Protection Benefit Option, we assume the following:


Adjusted age of Annuitant on the Payout Start                   65
Date:
-------------------------------------------------------------------------------
Sex of Annuitant:                                              male
-------------------------------------------------------------------------------
Income Plan selected:                                            1
-------------------------------------------------------------------------------
Payment frequency:                                            monthly
-------------------------------------------------------------------------------
Amount applied to variable income payments under            $100,000.00
the Income Plan:
-------------------------------------------------------------------------------





The example assumes that the withdrawal charge period has expired for all purchase payments. In accordance with the terms of the Contract, the following additional assumptions apply:

Assumed investment rate:                                 3%
-------------------------------------------------------------------------------
Guaranteed minimum variable income   85% of the initial variable amount income
payment:                                               value
-------------------------------------------------------------------------------


STEP 1 -  CALCULATION OF THE INITIAL VARIABLE AMOUNT INCOME VALUE:

Using the assumptions stated above, the initial monthly income payment is $5.49 per $1,000 applied to variable income payments under Income Plan 1. Therefore, the initial variable amount income value = $100,000 X $5.49/1000 = $549.00.

STEP 2 - CALCULATION OF THE AMOUNT GUARANTEED UNDER THE INCOME PROTECTION BENEFIT OPTION:

guaranteed minimum variable income payment = 85% X initial variable amount income value = 85% X $549.00 = $466.65.

STEP 3 - ILLUSTRATION OF THE EFFECT OF THE MINIMUM PAYMENT GUARANTEE UNDER THE INCOME PROTECTION BENEFIT OPTION:

If in any month your variable income payments would fall below the amount guaranteed under the Income Protection Benefit Option, your payment for that month will equal the guaranteed minimum variable income payment. For example, you would receive $466.65 even if the amount of your monthly income payment would have been less than that as a result of declining investment experience. On the other hand, if your monthly income payment is greater than the minimum guaranteed $466.65, you would receive the greater amount.




                                 81  PROSPECTUS

APPENDIX D
WITHDRAWAL ADJUSTMENT EXAMPLE - DEATH BENEFITS*
--------------------------------------------------------------------------------

Issue Date: January 1, 2005

Initial Purchase Payment: $50,000 (For CONSULTANT SOLUTIONS PLUS CONTRACTS, assume a $2,000 Credit Enhancement would apply assuming issue age 85 or younger (a $1,000 Credit Enhancement would apply assuming issue age 86-90)).

                                                                                                Death Benefit Amount
                                                                                                --------------------
                                                                              ROP Value                           Annual Increase**
                                                                              ---------                           -----------------
                                                                          Classic,                              Classic,
                                     Beginning                Contract     Elite               Maximum           Elite
                     Type of         Contract   Transaction  Value After   and                Anniversary         and
 Date               Occurrence         Value      Amount     Occurrence   Select     Plus       Value           Select        Plus
------------------------------------------------------------------------------------------------------------------------------------
1/1/06         Contract Anniversary   $55,000        _         $55,000   $50,000     $52,000    $55,000         $52,500      $54,600
------------------------------------------------------------------------------------------------------------------------------------
7/1/06          Partial Withdrawal    $60,000     $15,000      $45,000   $37,500     $39,000    $41,250         $40,339      $41,953
------------------------------------------------------------------------------------------------------------------------------------



The following shows how we compute the adjusted death benefits in the example above. Please note that the withdrawal reduces the Purchase Payment Value, the Maximum Anniversary Value, and the Enhanced Beneficiary Value by the same proportion as the withdrawal reduces the Contract Value.

                                                                          Classic,
                                                                          Elite and
                                                                           Select      Plus
----------------------------------------------------------------------------------------------
ROP DEATH BENEFIT
----------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                     (a)          $15,000    $15,000
----------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal        (b)          $60,000    $60,000
----------------------------------------------------------------------------------------------
Value of Death Benefit Amount Immediately Prior to            (c)          $50,000    $52,000
Partial Withdrawal
----------------------------------------------------------------------------------------------
Withdrawal Adjustment                                    [(a)/(b)]*(c)     $12,500    $13,000
----------------------------------------------------------------------------------------------
Adjusted Death Benefit                                                     $37,500    $39,000
----------------------------------------------------------------------------------------------

MAV DEATH BENEFIT
----------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                     (a)          $15,000    $15,000
----------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal        (b)          $60,000    $60,000
----------------------------------------------------------------------------------------------
Value of Death Benefit Amount Immediately Prior to            (c)          $55,000    $55,000
Partial Withdrawal
----------------------------------------------------------------------------------------------
Withdrawal Adjustment                                    [(a)/(b)]*(c)     $13,750    $13,750
----------------------------------------------------------------------------------------------
Adjusted Death Benefit                                                     $41,250    $41,250
----------------------------------------------------------------------------------------------

ANNUAL INCREASE DEATH BENEFIT **
----------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                     (a)          $15,000    $15,000
----------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal        (b)          $60,000    $60,000
----------------------------------------------------------------------------------------------
Value of Death Benefit Amount Immediately Prior to
Partial Withdrawal (assumes 181 days worth of interest        (c)          $53,786    $55,937
on $52,500 and $54,600, respectively)
----------------------------------------------------------------------------------------------
Withdrawal Adjustment                                    [(a)/(b)]*(c)     $13,446    $13,984
----------------------------------------------------------------------------------------------
Adjusted Death Benefit                                                     $40,339    $41,953
----------------------------------------------------------------------------------------------



 * For purpose of illustrating the withdrawal adjustment calculation, the example assumes the same hypothetical Contract Values and Maximum Anniversary Value for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract and the Credit Enhancement available under the CONSULTANT SOLUTIONS PLUS CONTRACT. Please remember that you are looking at an example and that your investment performance may be greater or lower than the figures shown.

**Calculations for the Annual Increase Death Benefit assume that interest accumulates on a daily basis at a rate equivalent to 5% per year. There may be certain states in which the Benefit provides for interest that accumulates at a rate of 3% per year. If calculations assumed an interest rate of 3% per year, the adjusted death benefit would be lower.


                                 82  PROSPECTUS

APPENDIX E
CALCULATION OF ENHANCED EARNINGS DEATH BENEFIT*
--------------------------------------------------------------------------------

The following are examples of the Enhanced Earnings Death Benefit Option. For illustrative purposes, the examples assume Earnings in each case. Please remember that you are looking at examples and that your investment performance may be greater or lower than the figures shown.

EXAMPLE 1: ELECTED WHEN CONTRACT WAS ISSUED WITHOUT ANY SUBSEQUENT ADDITIONS OR WITHDRAWALS

In this example, assume that the oldest Contract Owner is age 55 on the Rider Application Date and elects the Enhanced Earnings Death Benefit Option when the Contract is issued. The Contract Owner makes an initial purchase payment of $100,000. After four years, the Contract Owner dies. On the date Lincoln Benefit receives a Complete Request for Settlement, the Contract Value is $125,000. Prior to his death, the Contract Owner did not make any additional purchase payments or take any withdrawals.


Excess of Earnings Withdrawals                    =    $0
Purchase Payments in the 12 months prior to       =    $0
 death
In-Force Premium                                  =    $100,000
                                                       ($100,000 + $0 - $0)
In-Force Earnings                                 =    $25,000
                                                       ($125,000 - $100,000)
ENHANCED EARNINGS DEATH BENEFIT**                 =    40 % * $25,000 = $10,000



Since In-Force Earnings are less than 100% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the In-Force Earnings are used to compute the Enhanced Earnings Death Benefit amount.

* For purposes of illustrating the calculation of Enhanced Earnings Death Benefit Option, the example assumes the same hypothetical Contract Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract and the Credit Enhancement available under the CONSULTANT SOLUTIONS PLUS CONTRACT.

**If the oldest Contract Owner or Co-Annuitant had been over age 70, and both were age 79 or younger on the Rider Application Date, the Enhanced Earnings Death Benefit would be 25% of the In-Force Earnings ($6,250.00).




EXAMPLE 2: ELECTED WHEN CONTRACT WAS ISSUED WITH SUBSEQUENT WITHDRAWALS

In this example, assume the same facts as above, except that the Contract Owner has taken a withdrawal of $10,000 during the second year of the Contract. Immediately prior to the withdrawal, the Contract Value is $105,000. Here, $5,000 of the withdrawal is in excess of the In-Force Earnings at the time of the withdrawal. The Contract Value on the date Lincoln Benefit receives a Complete Request for Settlement will be assumed to be $114,000.

Excess of Earnings Withdrawals                                 =    $5,000
                                                                    ($10,000-$5,000)
Purchase Payments in the 12 months prior to death              =    $0
In-Force Premium                                               =    $95,000
                                                                    ($100,000+$0-$5,000)
In-Force Earnings                                              =    $19,000
                                                                    ($114,000-$95,000)
ENHANCED EARNINGS DEATH BENEFIT**                              =    40%*$19,000=$7,600


Since In-Force Earnings are less than 100% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the In-Force Earnings are used to compute the Enhanced Earnings Death Benefit amount.

* For purposes of illustrating the calculation of Enhanced Earnings Death Benefit Option, the example assumes the same hypothetical Contract Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract and the Credit Enhancement available under the CONSULTANT SOLUTIONS PLUS CONTRACT.

**If the oldest Contract Owner or Co-Annuitant had been over age 70, and both were age 79 or younger on the Rider Application Date, the Enhanced Earnings Death Benefit would be 25% of the In-Force Earnings ($4,750.00).


                                 83  PROSPECTUS

EXAMPLE 3: ELECTED AFTER CONTRACT WAS ISSUED WITH SUBSEQUENT ADDITIONS AND WITHDRAWALS

This example is intended to illustrate the effect of adding the Enhanced Earnings Death Benefit Option after the Contract has been issued and the effect of later purchase payments. In this example, assume there is no Co-Annuitant and that the oldest Contract Owner is age 72 on the Rider Application Date. At the time the Contract is issued, the Contract Owner makes a purchase payment of $100,000. After two years pass, the Contract Owner elects to add the Enhanced Earnings Death Benefit Option. On the date this Rider is added, the Contract Value is $110,000. Two years later, the Contract Owner withdraws $50,000. Immediately prior to the withdrawal, the Contract Value is $130,000. Another two years later, the Contract Owner makes an additional purchase payment of $40,000. Immediately after the additional purchase payment, the Contract Value is $130,000. Two years later, the Contract Owner dies with a Contract Value of $140,000 on the date Lincoln Benefit receives a Complete Request for Settlement.

Excess of Earnings Withdrawals                                                  =    $30,000
                                                                                     ($50,000-$20,000)
Purchase Payments in the 12 months prior to death                               =    $0
In-Force Premium                                                                =    $120,000
                                                                                      ($110,000+$40,000-$30,000)
In-Force Earnings                                                               =    $20,000
                                                                                     ($140,000-$120,000)
ENHANCED EARNINGS DEATH BENEFIT**                                               =    25%*$20,000=$5,000


In this example, In-Force Premium is equal to the Contract Value on Rider Application Date plus the additional purchase payment and minus the Excess-of-Earnings Withdrawal.

Since In-Force Earnings are less than 50% of the In-Force Premium (excluding purchase payments in the 12 months prior to death ), the In-Force Earnings are used to compute the Enhanced Earnings Death Benefit amount.

* For purposes of illustrating the calculation of Enhanced Earnings Death Benefit Option, the example assumes the same hypothetical Contract Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract and the Credit Enhancement available under the CONSULTANT SOLUTIONS PLUS CONTRACT.

**If the oldest Contract Owner had been age 70 or younger on the Rider Application Date, the Enhanced Earnings Death Benefit would be 40% of the In-Force Earnings ($8,000.00).




EXAMPLE 4: SPOUSAL CONTINUATION:

This example is intended to illustrate the effect of a surviving spouse electing to continue the Contract upon the death of the Contract Owner on a Contract with the Enhanced Earnings Death Benefit Option and MAV Death Benefit Option. In this example, assume that there is no Co-Annuitant and that the oldest Contract Owner is age 60 at the time the Contract is purchased (with the Enhanced Earnings Death Benefit Option but without any other option) with a $100,000 purchase payment. Five years later the Contract Owner dies and the surviving spouse elects to continue the Contract. The Contract Value and Maximum Anniversary Value at this time are $150,000 and $160,000, respectively.

Excess of Earnings Withdrawals                             =    $0
Purchase Payments in the 12 months prior to death          =    $0
In-Force Premium                                           =    $100,000
                                                                ($100,000+$0-$0)
In-Force Earnings                                          =    $50,000
                                                                ($150,000-$100,000)
ENHANCED EARNINGS DEATH BENEFIT**                          =    40%*$50,000=$20,000

Contract Value                                             =    $150,000
Death Benefit                                              =    $160,000
Enhanced Earnings Death Benefit                            =    $20,000
Continuing Contract Value                                  =    $180,000
                                                                ($160,000+$20,000)


Since In-Force Earnings are less than 100% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the In-Force Earnings are used to compute the Enhanced Earnings Death Benefit amount.


                                 84  PROSPECTUS

Assume the surviving spouse is age 72 when the Contract is continued. At this time, the surviving spouse has the option to continue the Enhanced Earnings Death Benefit Option at an additional mortality and expense risk charge of 0.40% and with an In-Force Premium amount equal to the Contract Value and the Rider Date reset to the date the Contract is continued. If this selection is made, the Enhanced Earnings Death Benefit will be equal to the lesser of 25% of the In-Force Earnings and 50% of In-Force Premium. Otherwise, the surviving spouse may elect to terminate the Enhanced Earnings Death Benefit Option at the time of continuation.

* For purposes of illustrating the calculation of Enhanced Earnings Death Benefit Option, the example assumes the same hypothetical Contract Values and Maximum Anniversary Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract and the Credit Enhancement available under the CONSULTANT SOLUTIONS PLUS CONTRACT.

**If the oldest Contract Owner had been over age 70 , and both were age 79 or younger on the Rider Application Date, the Enhanced Earnings Death Benefit would be 25% of the In-Force Earnings ($12,500.00).


                                 85  PROSPECTUS

APPENDIX F- WITHDRAWAL ADJUSTMENT EXAMPLE - ACCUMULATION BENEFIT*
--------------------------------------------------------------------------------

RIDER DATE: JANUARY 1, 2006

INITIAL PURCHASE PAYMENT: $50,000 (FOR CONSULTANT SOLUTIONS PLUS CONTRACTS, ASSUME A $2,000 CREDIT ENHANCEMENT WOULD APPLY ASSUMING ISSUE AGE 85 OR YOUNGER (A $1,000 CREDIT ENHANCEMENT WOULD APPLY ASSUMING ISSUE AGE 86-90))

INITIAL BENEFIT BASE: $50,000 FOR CONSULTANT SOLUTIONS CLASSIC, ELITE AND SELECT CONTRACTS, $52,000 FOR CONSULTANT SOLUTIONS PLUS CONTRACTS (ASSUMING ISSUE AGE 85 OR YOUNGER)

                                                                                        BENEFIT BASE
                                                                                     CLASSIC,
                                        BEGINNING     TRANSACTION   CONTRACT VALUE   ELITE AND
    DATE        TYPE OF OCCURRENCE    CONTRACT VALUE    AMOUNT     AFTER OCCURRENCE   SELECT      PLUS
---------------------------------------------------------------------------------------------------------
  1/1/2007    Contract Anniversary       $55,000              -        $55,000        $50,000    $52,000

---------------------------------------------------------------------------------------------------------
  7/1/2007      Partial Withdrawal       $60,000        $15,000        $45,000        $37,500    $39,000
---------------------------------------------------------------------------------------------------------


The following shows how we compute the adjusted Benefit Bases in the example above. Please note the withdrawal reduces the Benefit Base by the same proportion as the withdrawal reduces the Contract Value.

                                                                       CLASSIC,
                                                                       ELITE AND
                                                                        SELECT      PLUS
BENEFIT BASE
-------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                    (a)        $15,000    $15,000
-------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal       (b)        $60,000    $60,000
-------------------------------------------------------------------------------------------
Value of Benefit Base Immediately Prior to Partial           (c)        $50,000    $52,000
Withdrawal
-------------------------------------------------------------------------------------------
Withdrawal Adjustment                                   [(a)/(b)]*(c)   $12,500    $13,000
-------------------------------------------------------------------------------------------
Adjusted Benefit Base                                                   $37,500    $39,000
-------------------------------------------------------------------------------------------


* For the purpose of illustrating the withdrawal adjustment calculation, the example assumes the same hypothetical Contract Values, net of applicable fees
   and charges.   Actual Contract Values will differ due to the different fees and charges under each Contract and the Credit Enhancement available under CONSULTANT SOLUTIONS PLUS CONTRACTS. Please remember that you are looking at an example and that your investment performance may be greater or lower than the figures shown.


                                 86  PROSPECTUS

APPENDIX G - SUREINCOME WITHDRAWAL BENEFIT OPTION CALCULATION EXAMPLES
--------------------------------------------------------------------------------

Example 1:  Assume you purchase a Consultant Solutions contract with a $100,000
----------
initial purchase payment and add the SureIncome Option at issue.

Your Benefit Base is $100,000, which is your initial purchase payment of $100,000.

Your Benefit Payment is $8,000, which is 8% of your initial purchase payment.

Your Benefit Payment Remaining for this Benefit Year is $8,000, which is equal to your Benefit Payment at the beginning of this Benefit Year.



Example 2: Assume Example 1 is continued and an additional purchase payment of
----------
$40,000 is made in the first Benefit Year.

The Benefit Base is increased to $140,000, which is your prior Benefit Base ($100,000) plus your additional purchase payment ($40,000).

The Benefit Payment is increased to $11,200, which is your prior Benefit Payment
 ($8,000) plus 8% of your additional purchase payment ($40,000).

The Benefit Payment Remaining is increased to $11,200, which is your Benefit Payment Remaining prior to your additional purchase payment ($8,000) plus 8% of your additional purchase payment ($40,000).



Example 3:  Assume Example 1 is continued and a withdrawal of $8,000 is made
----------
during the first Benefit Year.

The Benefit Base is reduced to $92,000, which is your prior Benefit Base ($100,000) less your withdrawal ($8,000).

The Benefit Payment is unchanged and remains $8,000.

The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($8,000) less your withdrawal ($8,000).



Example 4:  Assume example 1 is continued and a withdrawal of $25,000 is made
----------
during the first Benefit Year. Assume the Contract Value prior to the withdrawal was $130,000. Because the $25,000 withdrawal is larger than the Benefit Payment Remaining, the Benefit Base and Benefit Payment will be recalculated according to applicable formulas.

The Benefit Base is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000)=$75,000.

The Benefit Payment remains $8,000, determined by the following calculation: the lesser of ($8,000) and (8% x ($130,000-$25,000))=$8,000

There is no Benefit Payment Remaining because the withdrawal has reduced it to $0.



Example 5:  Assume example 3 is continued and an additional withdrawal of $5,000
----------
is taken in the same year (the first Benefit Year). Assume the Contract Value prior to the additional withdrawal was $60,000. Because the $5,000 withdrawal is larger than the Benefit Payment Remaining ($0), the Benefit Base and Benefit Payment will be recalculated according to applicable formulas.

The Benefit Base is reduced to $55,000, determined by the following calculation: the lesser of ($60,000 - $5,000) and ($92,000 - $5,000)=$55,000.

The Benefit Payment is reduced to $4,400, determined by the following formula: the lesser of ($8,000) and ((8% x ($60,000-$5,000))=$4,400.

The Benefit Payment Remaining is unchanged at $0.




                                 87  PROSPECTUS

Example 6: Assume example 5 is continued and an additional Purchase Payment of
----------
$40,000 is made in the same year (the first Benefit Year).

The Benefit Base is increased to $95,000, which is your prior Benefit Base ($55,000) plus your additional purchase payment ($40,000).

The Benefit Payment is increased to $7,600, which is your prior Benefit Payment
 ($4,400) plus 8% of your additional purchase payment ($40,000).

 The Benefit Payment Remaining is increased to $3,200, which is your Benefit Payment Remaining prior to your additional purchase payment ($0) plus 8% of your additional purchase payment ($40,000).



Example 7:  Assume example 6 is continued and an additional withdrawal of $3,200
----------
is taken in the same year (the first Benefit Year).

The Benefit Base is reduced to $91,800, which is your prior Benefit Base ($95,000) less your withdrawal ($3,200).

The Benefit Payment is unchanged and remains $7,600.

The Benefit Payment Remaining is reduced to $0, which is your Benefit Payment Remaining prior to your withdrawal ($3,200) less your withdrawal ($3,200).


                                 88  PROSPECTUS

APPENDIX H- ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

Appendix H presents the Accumulation Unit Values and number of Accumulation Units outstanding for each Variable Sub-Account since the Variable Sub-Accounts were first offered under the Contracts. This Appendix includes Accumulation Unit Values representing the highest and lowest available combinations of Contract charges that affect Accumulation Unit Values for each Contract. The Statement of Additional Information, which is available upon request without charge, contains the Accumulation Unit Values for all other available combinations of Contract charges that affect Accumulation Unit values for each Contract. Please contract us at 800-865-5237 to obtain a copy of the Statement of Additional Information.




LBL CONSULTANT SOLUTIONS CLASSIC CONTRACTS: ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED* (LOW)
--------------------------------------------------------------------------------


For the Years Beginning January 1* and Ending December     2004      2005
31,
-------------------------------------------------------------------------------
SUB-ACCOUNTS
-------------------------------------------------------------------------------
AIM V.I. Basic Value - Series II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.745
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 10.745   $ 11.176
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                 132,216    223,522
-------------------------------------------------------------------------------
AIM V.I. Capital Appreciation - Series II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.303
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 10.303   $ 11.036
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                  25,665     50,990
-------------------------------------------------------------------------------
AIM V.I. Core Equity - Series II Sub-Account (1)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                    --         --
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                          --         --
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                      --         --
-------------------------------------------------------------------------------
AIM V.I. Demographic Trends - Series II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.300
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 10.300   $ 10.778
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                   4,307      5,621
-------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity - Series II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.989
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 10.989   $ 11.629
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                 110,892    253,522
-------------------------------------------------------------------------------
Alger American Growth - Class S Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.103
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 10.103   $ 11.134
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                 121,781    212,340
-------------------------------------------------------------------------------
 Alger American Leveraged AllCap - Class S Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.219
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 10.219   $ 11.509
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                  23,051     74,712
-------------------------------------------------------------------------------
 Alger American MidCap Growth - Class S Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.628
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 10.628   $ 11.485
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                  94,790    210,380
-------------------------------------------------------------------------------
Fidelity VIP Asset Manager(SM) - Service Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.217
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 10.217   $ 10.460
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                  56,932    111,219
-------------------------------------------------------------------------------

                                 89  PROSPECTUS


Fidelity VIP Contrafund(R)  - Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 11.389
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 11.389   $ 13.106
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                 105,161    523,173
-------------------------------------------------------------------------------
Fidelity VIP Equity-Income - Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.840
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 10.840   $ 11.290
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                 248,175    457,976
-------------------------------------------------------------------------------
Fidelity VIP Growth - Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $  9.809
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $  9.809   $ 10.209
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                 193,118    307,319
-------------------------------------------------------------------------------
Fidelity VIP Index 500 - Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.668
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 10.668   $ 11.004
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                 306,038    812,899
-------------------------------------------------------------------------------
Fidelity VIP Investment Grade Bond - Service Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.215
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 10.215   $ 10.269
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                 172,370    496,639
-------------------------------------------------------------------------------
Fidelity VIP Money Market - Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $  9.965
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $  9.965   $ 10.104
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                 319,746    913,007
-------------------------------------------------------------------------------
 Fidelity VIP Overseas - Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.931
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 10.931   $ 12.810
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                  72,197    311,381
-------------------------------------------------------------------------------
Janus Aspen Series Balanced - Service Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.625
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 10.625   $ 11.285
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                  54,585    153,996
-------------------------------------------------------------------------------
Janus Aspen Series Foreign Stock - Service Shares
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 11.317
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 11.317   $ 11.861
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                  32,940    115,107
-------------------------------------------------------------------------------
Janus Aspen Series Forty - Service Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 11.491
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 11.491   $ 12.759
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                  14,808     76,819
-------------------------------------------------------------------------------
Janus Aspen Series Mid Cap Value - Service Shares
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 11.303
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 11.303   $ 12.266
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                  68,978    356,713
-------------------------------------------------------------------------------
Janus Aspen Series INTECH Risk-Managed Core - Service
Shares Sub-Account (2)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 11.339
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 11.339   $ 12.407
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                  39,658    125,616
-------------------------------------------------------------------------------
Janus Aspen Series Small Company Value - Service Shares
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                    --   $ 10.000
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                          --   $ 10.974
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                      --     77,386
-------------------------------------------------------------------------------
Legg Mason Partners Variable All Cap - Class II
Sub-Account (3)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.324
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 10.324   $ 10.564
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                  11,726     27,910
-------------------------------------------------------------------------------

                                 90  PROSPECTUS


Legg Mason Partners Variable High Yield Bond - Class II
Sub-Account (3)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.871
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 10.871   $ 11.105
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                 168,236    465,661
-------------------------------------------------------------------------------
Legg Mason Partners Variable Investors - Class II
Sub-Account (3)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.421
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 10.421   $ 10.891
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                  38,716     61,010
-------------------------------------------------------------------------------
MFS High Income - Service Class Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.652
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 10.652   $ 10.724
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                 105,366    209,209
-------------------------------------------------------------------------------
 MFS Investors Growth Stock - Service Class Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.471
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 10.471   $ 10.767
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                  19,040    229,340
-------------------------------------------------------------------------------
MFS Investors Trust - Service Class Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.810
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 10.810   $ 11.413
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                   9,814     32,676
-------------------------------------------------------------------------------
MFS New Discovery - Service Class Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $  9.945
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $  9.945   $ 10.304
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                  40,927     92,908
-------------------------------------------------------------------------------
MFS Total Return - Service Class Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.783
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 10.783   $ 10.914
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                 128,035    326,074
-------------------------------------------------------------------------------
MFS Value - Service Class Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 11.175
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 11.175   $ 11.737
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                  45,846    129,930
-------------------------------------------------------------------------------
Oppenheimer MidCap/VA - Service Shares Sub-Account(4)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                    --   $ 10.000
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                          --   $ 11.723
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                      --     26,917
-------------------------------------------------------------------------------
Oppenheimer Global Securities/VA - Service Shares
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 11.390
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 11.390   $ 12.817
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                 123,098    340,222
-------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap(R)/VA - Service Shares
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 11.324
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 11.324   $ 12.256
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                 138,676    457,975
-------------------------------------------------------------------------------
PIMCO VIT Foreign Bond (U.S. Dollar-Hedged) -
Administrative Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.382
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 10.382   $ 10.769
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                  75,187    276,055
-------------------------------------------------------------------------------
PIMCO VIT Money Market - Administrative Shares
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $  9.959
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $  9.959   $ 10.096
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                 167,490    325,748
-------------------------------------------------------------------------------
PIMCO VIT Real Return - Administrative Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.596
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 10.596   $ 10.671
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                 206,384    648,012
-------------------------------------------------------------------------------

                                 91  PROSPECTUS


PIMCO VIT Total Return - Administrative Shares
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.283
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 10.283   $ 10.392
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                 249,949    653,328
-------------------------------------------------------------------------------
Premier VIT OpCap Balanced Sub-Account (5)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.805
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 10.805   $ 10.951
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                  38,773     61,072
-------------------------------------------------------------------------------
Premier VIT OpCap Renaissance Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 11.229
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 11.229   $ 10.576
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                 121,721    203,935
-------------------------------------------------------------------------------
Rydex VT Sector Rotation Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.599
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 10.599   $ 11.890
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                  15,602     56,294
-------------------------------------------------------------------------------
T. Rowe Price Blue Chip Growth - II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.490
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 10.490   $ 10.932
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                  74,071    438,125
-------------------------------------------------------------------------------
T. Rowe Price Equity Income - II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 11.106
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 11.106   $ 11.361
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                 299,734    948,390
-------------------------------------------------------------------------------
Van Eck Worldwide Absolute Return Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $  9.917
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $  9.917   $  9.804
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                  33,863     58,131
-------------------------------------------------------------------------------
Van Eck Worldwide Emerging Markets Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 12.106
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 12.106   $ 15.764
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                  13,596     76,101
-------------------------------------------------------------------------------
Van Eck Worldwide Hard Assets Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 12.455
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 12.455   $ 18.637
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                  25,156     98,493
-------------------------------------------------------------------------------
Van Kampen LIT Aggressive Growth, Class II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 11.112
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 11.112   $ 12.180
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                  25,709     47,131
-------------------------------------------------------------------------------
Van Kampen LIT Government, Class II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.187
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 10.187   $ 10.379
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                  63,788    164,577
-------------------------------------------------------------------------------
Van Kampen LIT Growth and Income, Class II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 11.083
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 11.083   $ 11.996
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                 135,175    493,860
-------------------------------------------------------------------------------
Van Kampen UIF Equity Growth, Class II Sub-Account (6)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.383
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 10.383   $ 11.829
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                  14,496     58,864
-------------------------------------------------------------------------------
Van Kampen UIF U.S. Real Estate, Class II Sub-Account (6)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 12.853
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 12.853   $ 14.804
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                 241,544    448,864
-------------------------------------------------------------------------------



(1) Effective May 1, 2006, the AIM V.I. Premier Equity Fund - Series II was reorganized into the AIM V.I. Core Equity Fund - Series II. We have made a corresponding change in the name of the Variable Sub-account that invests in that Portfolio.


                                 92  PROSPECTUS

(2) Effective May 1, 2006, the Janus Aspen Series Risk-Managed Core-Service Shares changed its name to the Janus Aspen Series INTECH Risk-Managed Core Portfolio - Service Shares. We have made a corresponding change in the name of the Variable Sub-account that invests in that Portfolio.

(3) Effective May 1, 2006, the Salomon Brothers Variable Series Funds Inc. changed its name to Legg Mason Partners Variable Portfolios I, Inc. We have made a corresponding name change to the Variable Sub-Accounts that invest in the portfolios of the Legg Mason Partners Variable Portfolio I, Inc.

(4) Effective May 1, 2006, the Oppenheimer Aggressive Growth Fund/VA-Service Shares changed its name to the Oppenheimer MidCap Fund/VA - Service Shares. We have made a corresponding change in the name of the Variable Sub-account that invests in that Portfolio.

(5) Effective April 30, 2004, the LSA Balanced Fund was reorganized into the Premier VIT OpCap Balanced Portfolio. Accordingly, on April 30, 2004 we combined the LSA Balanced Variable Sub-account into the Premier VIT OpCap Balanced Variable Sub-account.

(6) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.


                                 93  PROSPECTUS

LBL CONSULTANT SOLUTIONS CLASSIC CONTRACTS: ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED* (HIGH)
--------------------------------------------------------------------------------


For the Years Beginning January 1* and Ending December 31,   2004     2005
-------------------------------------------------------------------------------
SUB-ACCOUNTS
-------------------------------------------------------------------------------
AIM V.I. Basic Value - Series II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.656
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.656   $10.982
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
AIM V.I. Capital Appreciation - Series II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.217
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.217   $10.845
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
AIM V.I. Core Equity - Series II Sub-Account (1)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                     --        --
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                           --        --
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                       --        --
-------------------------------------------------------------------------------
AIM V.I. Demographic Trends - Series II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.215
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.215   $10.592
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity - Series II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.897
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.897   $11.427
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Alger American Growth - Class S Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.019
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.019   $10.942
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
 Alger American Leveraged AllCap - Class S Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.134
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.134   $11.309
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
 Alger American MidCap Growth - Class S Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.539
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.539   $11.286
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Fidelity VIP Asset Manager(SM) - Service Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.132
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.132   $10.279
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Fidelity VIP Contrafund(R)  - Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $11.295
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $11.295   $12.880
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0       303
-------------------------------------------------------------------------------
Fidelity VIP Equity-Income - Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.750
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.750   $11.095
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Fidelity VIP Growth - Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.727
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $ 9.727   $10.032
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------

                                 94  PROSPECTUS


Fidelity VIP Index 500 - Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.579
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.579   $10.813
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Fidelity VIP Investment Grade Bond - Service Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.130
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.130   $10.091
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Fidelity VIP Money Market - Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.882
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $ 9.882   $ 9.929
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
 Fidelity VIP Overseas - Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.840
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.840   $12.588
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Janus Aspen Series Balanced - Service Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.537
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.537   $11.089
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Janus Aspen Series Foreign Stock - Service Shares
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $11.223
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $11.223   $11.655
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Janus Aspen Series Forty - Service Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $11.395
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $11.395   $12.539
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Janus Aspen Series Mid Cap Value - Service Shares
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $11.209
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $11.209   $12.053
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0       577
-------------------------------------------------------------------------------
Janus Aspen Series INTECH Risk-Managed Core - Service
Shares Sub-Account (2)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $11.245
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $11.245   $12.192
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Janus Aspen Series Small Company Value - Service Shares
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                     --   $10.000
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                           --   $10.906
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                       --         0
-------------------------------------------------------------------------------
Legg Mason Partners Variable All Cap - Class II Sub-Account
(3)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.238
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.238   $10.381
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Legg Mason Partners Variable High Yield Bond - Class II
Sub-Account (3)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.781
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.781   $10.912
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0       322
-------------------------------------------------------------------------------
Legg Mason Partners Variable Investors - Class II
Sub-Account (3)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.335
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.335   $10.703
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
MFS High Income - Service Class Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.563
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.563   $10.538
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------

                                 95  PROSPECTUS


MFS Investors Growth Stock - Service Class Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.384
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.384   $10.580
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
MFS Investors Trust - Service Class Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.720
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.720   $11.215
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
MFS New Discovery - Service Class Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.862
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $ 9.862   $10.126
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
MFS Total Return - Service Class Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.694
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.694   $10.725
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0       326
-------------------------------------------------------------------------------
MFS Value - Service Class Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $11.082
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $11.082   $11.534
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Oppenheimer MidCap/VA - Service Shares Sub-Account(4)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                     --   $10.000
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                           --   $11.651
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                       --         0
-------------------------------------------------------------------------------
Oppenheimer Global Securities/VA - Service Shares
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $11.296
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $11.296   $12.595
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap(R)/VA - Service Shares
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $11.230
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $11.230   $12.044
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
PIMCO VIT Foreign Bond (U.S. Dollar-Hedged) -
Administrative Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.296
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.296   $10.583
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0       511
-------------------------------------------------------------------------------
PIMCO VIT Money Market - Administrative Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.876
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $ 9.876   $ 9.922
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0       602
-------------------------------------------------------------------------------
PIMCO VIT Real Return - Administrative Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.508
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.508   $10.487
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0       495
-------------------------------------------------------------------------------
PIMCO VIT Total Return - Administrative Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.197
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.197   $10.212
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Premier VIT OpCap Balanced Sub-Account (5)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.739
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.739   $10.785
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Premier VIT OpCap Renaissance Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $11.136
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $11.136   $10.393
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------

                                 96  PROSPECTUS


Rydex VT Sector Rotation Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.511
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.511   $11.684
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
T. Rowe Price Blue Chip Growth - II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.403
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.403   $10.743
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0       348
-------------------------------------------------------------------------------
T. Rowe Price Equity Income - II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $11.014
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $11.014   $11.165
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0       764
-------------------------------------------------------------------------------
Van Eck Worldwide Absolute Return Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.835
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $ 9.835   $ 9.634
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Van Eck Worldwide Emerging Markets Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $12.005
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $12.005   $15.491
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0       135
-------------------------------------------------------------------------------
Van Eck Worldwide Hard Assets Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $12.352
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $12.352   $18.314
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Van Kampen LIT Aggressive Growth, Class II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $11.019
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $11.019   $11.969
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Van Kampen LIT Government, Class II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.103
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.103   $10.200
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Van Kampen LIT Growth and Income, Class II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.991
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.991   $11.789
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Van Kampen UIF Equity Growth, Class II Sub-Account (6)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.297
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.297   $11.624
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Van Kampen UIF U.S. Real Estate, Class II Sub-Account (6)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $12.746
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $12.746   $14.547
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0       654
-------------------------------------------------------------------------------



(1) Effective May 1, 2006, the AIM V.I. Premier Equity Fund - Series II was reorganized into the AIM V.I. Core Equity Fund - Series II. We have made a corresponding change in the name of the Variable Sub-account that invests in that Portfolio.

(2) Effective May 1, 2006, the Janus Aspen Series Risk-Managed Core-Service Shares changed its name to the Janus Aspen Series INTECH Risk-Managed Core Portfolio - Service Shares. We have made a corresponding change in the name of the Variable Sub-account that invests in that Portfolio.

(3) Effective May 1, 2006, the Salomon Brothers Variable Series Funds Inc. changed its name to Legg Mason Partners Variable Portfolios I, Inc. We have made a corresponding name change to the Variable Sub-Accounts that invest in the portfolios of the Legg Mason Partners Variable Portfolio I, Inc.

(4) Effective May 1, 2006, the Oppenheimer Aggressive Growth Fund/VA-Service Shares changed its name to the Oppenheimer MidCap Fund/VA - Service Shares. We have made a corresponding change in the name of the Variable Sub-account that invests in that Portfolio.

(5) Effective April 30, 2004, the LSA Balanced Fund was reorganized into the Premier VIT OpCap Balanced Portfolio. Accordingly, on April 30, 2004 we combined the LSA Balanced Variable Sub-account into the Premier VIT OpCap Balanced Variable Sub-account.

(6) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.


                                 97  PROSPECTUS

LBL CONSULTANT SOLUTIONS ELITE CONTRACTS: ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED* (LOW)
--------------------------------------------------------------------------------


For the Years Beginning January 1* and Ending December 31,   2004     2005
-------------------------------------------------------------------------------
SUB-ACCOUNTS
-------------------------------------------------------------------------------
AIM V.I. Basic Value - Series II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.710
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.710   $11.100
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                   14,119    26,910
-------------------------------------------------------------------------------
AIM V.I. Capital Appreciation - Series II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.270
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.270   $10.962
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                      209       648
-------------------------------------------------------------------------------
AIM V.I. Core Equity - Series II Sub-Account (1)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                     --        --
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                           --        --
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                       --        --
-------------------------------------------------------------------------------
AIM V.I. Demographic Trends - Series II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.267
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.267   $10.706
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                      271       322
-------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity - Series II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.953
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.953   $11.550
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                    3,434     9,987
-------------------------------------------------------------------------------
Alger American Growth - Class S Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.070
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.070   $11.059
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                    3,205     4,438
-------------------------------------------------------------------------------
 Alger American Leveraged AllCap - Class S Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.186
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.186   $11.431
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                    4,734     5,217
-------------------------------------------------------------------------------
 Alger American MidCap Growth - Class S Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.593
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.593   $11.407
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                   16,990    22,184
-------------------------------------------------------------------------------
Fidelity VIP Asset Manager(SM) - Service Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.184
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.184   $10.390
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                    6,127    16,830
-------------------------------------------------------------------------------
Fidelity VIP Contrafund(R)  - Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $11.353
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $11.353   $13.018
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                   13,482    50,412
-------------------------------------------------------------------------------
Fidelity VIP Equity-Income - Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.805
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.805   $11.214
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                   16,904    25,309
-------------------------------------------------------------------------------
Fidelity VIP Growth - Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.777
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $ 9.777   $10.140
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                    2,742     6,853
-------------------------------------------------------------------------------

                                 98  PROSPECTUS


Fidelity VIP Index 500 - Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.634
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.634   $10.930
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                    7,868    38,047
-------------------------------------------------------------------------------
Fidelity VIP Investment Grade Bond - Service Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.182
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.182   $10.199
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                   21,758    49,266
-------------------------------------------------------------------------------
Fidelity VIP Money Market - Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.933
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $ 9.933   $10.036
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                   58,803    68,484
-------------------------------------------------------------------------------
 Fidelity VIP Overseas - Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.896
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.896   $12.723
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                    3,480    16,347
-------------------------------------------------------------------------------
Janus Aspen Series Balanced - Service Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.591
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.591   $11.209
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                   20,549    24,673
-------------------------------------------------------------------------------
Janus Aspen Series Foreign Stock - Service Shares
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $11.280
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $11.280   $11.781
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                      282     1,583
-------------------------------------------------------------------------------
Janus Aspen Series Forty - Service Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $11.454
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $11.454   $12.673
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                       16     5,639
-------------------------------------------------------------------------------
Janus Aspen Series Mid Cap Value - Service Shares
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $11.266
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $11.266   $12.183
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                   12,402    48,976
-------------------------------------------------------------------------------
Janus Aspen Series INTECH Risk-Managed Core - Service
Shares Sub-Account (2)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $11.302
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $11.302   $12.323
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                    9,724    16,649
-------------------------------------------------------------------------------
Janus Aspen Series Small Company Value - Service Shares
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                     --   $10.000
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                           --   $10.947
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                       --    17,047
-------------------------------------------------------------------------------
Legg Mason Partners Variable All Cap - Class II Sub-Account
(3)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.291
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.291   $10.493
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                    2,606     2,623
-------------------------------------------------------------------------------
Legg Mason Partners Variable High Yield Bond - Class II
Sub-Account (3)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.836
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.836   $11.030
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                   18,080    43,334
-------------------------------------------------------------------------------
Legg Mason Partners Variable Investors - Class II
Sub-Account (3)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.388
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.388   $10.818
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                    2,329     2,660
-------------------------------------------------------------------------------
MFS High Income - Service Class Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.617
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.617   $10.651
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                    5,239     8,859
-------------------------------------------------------------------------------

                                 99  PROSPECTUS

MFS Investors Growth Stock - Service Class Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.437
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.437   $10.694
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0    20,459
-------------------------------------------------------------------------------
MFS Investors Trust - Service Class Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.775
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.775   $11.336
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                    1,497     2,187
-------------------------------------------------------------------------------
MFS New Discovery - Service Class Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.912
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $ 9.912   $10.235
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0     1,241
-------------------------------------------------------------------------------
MFS Total Return - Service Class Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.748
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.748   $10.841
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                   24,820    43,498
-------------------------------------------------------------------------------
MFS Value - Service Class Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $11.139
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $11.139   $11.658
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                    1,555     7,507
-------------------------------------------------------------------------------
Oppenheimer MidCap Fund/VA - Service Shares (4)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                     --   $10.000
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                           --   $11.695
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                       --     2,405
-------------------------------------------------------------------------------
Oppenheimer Global Securities/VA - Service Shares
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $11.354
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $11.354   $12.730
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                   12,335    23,494
-------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap(R)/VA - Service Shares
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $11.287
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $11.287   $12.174
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                    4,631    27,646
-------------------------------------------------------------------------------
PIMCO VIT Foreign Bond (U.S. Dollar-Hedged) -
Administrative Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.348
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.348   $10.696
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                    4,619    28,950
-------------------------------------------------------------------------------
PIMCO VIT Money Market - Administrative Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.927
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $ 9.927   $10.028
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                    4,061    17,626
-------------------------------------------------------------------------------
PIMCO VIT Real Return - Administrative Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.562
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.562   $10.599
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                   24,840    77,486
-------------------------------------------------------------------------------
PIMCO VIT Total Return - Administrative Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.250
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.250   $10.322
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                   19,456    47,858
-------------------------------------------------------------------------------
Premier VIT OpCap Balanced Sub-Account (5)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.779
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.779   $10.887
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                    3,706     5,953
-------------------------------------------------------------------------------
Premier VIT OpCap Renaissance Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $11.193
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $11.193   $10.505
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                   12,083    19,478
-------------------------------------------------------------------------------

                                 100 PROSPECTUS


Rydex VT Sector Rotation Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.565
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.565   $11.810
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                      310       295
-------------------------------------------------------------------------------
T. Rowe Price Blue Chip Growth - II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.456
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.456   $10.858
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                    6,385    40,786
-------------------------------------------------------------------------------
T. Rowe Price Equity Income - II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $11.070
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $11.070   $11.285
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                   26,985    92,669
-------------------------------------------------------------------------------
Van Eck Worldwide Absolute Return Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.885
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $ 9.885   $ 9.738
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0     1,220
-------------------------------------------------------------------------------
Van Eck Worldwide Emerging Markets Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $12.067
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $12.067   $15.658
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                    1,588    12,064
-------------------------------------------------------------------------------
Van Eck Worldwide Hard Assets Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $12.415
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $12.415   $18.511
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                   10,175    27,980
-------------------------------------------------------------------------------
Van Kampen LIT Aggressive Growth, Class II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $11.076
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $11.076   $12.098
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                      625     1,444
-------------------------------------------------------------------------------
Van Kampen LIT Government, Class II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.155
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.155   $10.309
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                    1,515     3,666
-------------------------------------------------------------------------------
Van Kampen LIT Growth and Income, Class II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $11.047
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $11.047   $11.915
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                    8,999    42,450
-------------------------------------------------------------------------------
Van Kampen UIF Equity Growth, Class II Sub-Account (6)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.349
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.349   $11.749
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                   13,593    18,729
-------------------------------------------------------------------------------
Van Kampen UIF U.S. Real Estate, Class II Sub-Account (6)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $12.811
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $12.811   $14.704
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                    8,873    41,284
-------------------------------------------------------------------------------




(1) Effective May 1, 2006, the AIM V.I. Premier Equity Fund - Series II was reorganized into the AIM V.I. Core Equity Fund - Series II. We have made a corresponding change in the name of the Variable Sub-account that invests in that Portfolio.

(2) Effective May 1, 2006, the Janus Aspen Series Risk-Managed Core-Service Shares changed its name to the Janus Aspen Series INTECH Risk-Managed Core Portfolio - Service Shares. We have made a corresponding change in the name of the Variable Sub-account that invests in that Portfolio.

(3) Effective May 1, 2006, the Salomon Brothers Variable Series Funds Inc. changed its name to Legg Mason Partners Variable Portfolios I, Inc. We have made a corresponding name change to the Variable Sub-Accounts that invest in the portfolios of the Legg Mason Partners Variable Portfolio I, Inc.

(4) Effective May 1, 2006, the Oppenheimer Aggressive Growth Fund/VA-Service Shares changed its name to the Oppenheimer MidCap Fund/VA - Service Shares. We have made a corresponding change in the name of the Variable Sub-account that invests in that Portfolio.

(5) Effective April 30, 2004, the LSA Balanced Fund was reorganized into the Premier VIT OpCap Balanced Portfolio. Accordingly, on April 30, 2004 we combined the LSA Balanced Variable Sub-account into the Premier VIT OpCap Balanced Variable Sub-account.

(6) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.


                                101  PROSPECTUS

LBL CONSULTANT SOLUTIONS ELITE CONTRACTS: ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED* (HIGH)
--------------------------------------------------------------------------------


For the Years Beginning January 1* and Ending December 31,   2004     2005
-------------------------------------------------------------------------------
SUB-ACCOUNTS
-------------------------------------------------------------------------------
AIM V.I. Basic Value - Series II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.621
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.621   $10.907
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
AIM V.I. Capital Appreciation - Series II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.184
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.184   $10.771
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
AIM V.I. Core Equity - Series II Sub-Account (1)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                     --        --
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                           --        --
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                       --        --
-------------------------------------------------------------------------------
AIM V.I. Demographic Trends - Series II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.181
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.181   $10.520
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity - Series II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.862
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.862   $11.349
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Alger American Growth - Class S Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.986
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $ 9.986   $10.867
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
 Alger American Leveraged AllCap - Class S Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.101
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.101   $11.232
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
 Alger American MidCap Growth - Class S Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.505
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.505   $11.209
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Fidelity VIP Asset Manager(SM) - Service Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.099
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.099   $10.209
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Fidelity VIP Contrafund(R)  - Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $11.258
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $11.258   $12.792
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Fidelity VIP Equity-Income - Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.715
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.715   $11.019
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Fidelity VIP Growth - Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.695
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $ 9.695   $ 9.964
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------

                                 102 PROSPECTUS


Fidelity VIP Index 500 - Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.545
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.545   $10.740
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Fidelity VIP Investment Grade Bond - Service Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.097
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.097   $10.022
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Fidelity VIP Money Market - Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.850
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $ 9.850   $ 9.861
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
 Fidelity VIP Overseas - Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.805
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.805   $12.502
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Janus Aspen Series Balanced - Service Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.502
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.502   $11.014
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Janus Aspen Series Foreign Stock - Service Shares
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $11.186
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $11.186   $11.576
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Janus Aspen Series Forty - Service Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $11.358
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $11.358   $12.453
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Janus Aspen Series Mid Cap Value - Service Shares
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $11.172
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $11.172   $11.971
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Janus Aspen Series INTECH Risk-Managed Core - Service
Shares Sub-Account (2)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $11.208
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $11.208   $12.109
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Janus Aspen Series Small Company Value - Service Shares
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                     --   $10.000
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                           --   $10.880
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                       --         0
-------------------------------------------------------------------------------
Legg Mason Partners Variable All Cap - Class II Sub-Account
(3)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.205
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.205   $10.310
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Legg Mason Partners Variable High Yield Bond - Class II
Sub-Account (3)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.746
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.746   $10.838
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Legg Mason Partners Variable Investors - Class II
Sub-Account (3)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.301
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.301   $10.630
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
MFS High Income - Service Class Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.529
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.529   $10.466
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------

                                 103 PROSPECTUS


MFS Investors Growth Stock - Service Class Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.350
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.350   $10.508
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
MFS Investors Trust - Service Class Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.685
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.685   $11.139
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
MFS New Discovery - Service Class Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.830
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $ 9.830   $10.057
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
MFS Total Return - Service Class Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.659
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.659   $10.652
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
MFS Value - Service Class Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $11.046
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $11.046   $11.455
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Oppenheimer MidCap/VA - Service Shares Sub-Account(4)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                     --   $10.000
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                           --   $11.623
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                       --         0
-------------------------------------------------------------------------------
Oppenheimer Global Securities/VA - Service Shares
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $11.259
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $11.259   $12.509
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap(R)/VA - Service Shares
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $11.193
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $11.193   $11.962
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
PIMCO VIT Foreign Bond (U.S. Dollar-Hedged) -
Administrative Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.262
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.262   $10.511
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
PIMCO VIT Money Market - Administrative Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.844
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $ 9.844   $ 9.854
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
PIMCO VIT Real Return - Administrative Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.474
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.474   $10.415
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
PIMCO VIT Total Return - Administrative Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.164
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.164   $10.142
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Premier VIT OpCap Balanced Sub-Account (5)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.713
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.713   $10.721
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Premier VIT OpCap Renaissance Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $11.099
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $11.099   $10.322
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------

                                 104 PROSPECTUS


Rydex VT Sector Rotation Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.477
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.477   $11.604
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
T. Rowe Price Blue Chip Growth - II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.369
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.369   $10.670
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
T. Rowe Price Equity Income - II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.978
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.978   $11.089
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Van Eck Worldwide Absolute Return Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.803
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $ 9.803   $ 9.568
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Van Eck Worldwide Emerging Markets Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $11.966
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $11.966   $15.386
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Van Eck Worldwide Hard Assets Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $12.311
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $12.311   $18.189
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Van Kampen LIT Aggressive Growth, Class II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.984
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.984   $11.888
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Van Kampen LIT Government, Class II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.070
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.070   $10.130
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Van Kampen LIT Growth and Income, Class II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.955
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.955   $11.708
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Van Kampen UIF Equity Growth, Class II Sub-Account (6)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.263
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.263   $11.545
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Van Kampen UIF U.S. Real Estate, Class II Sub-Account (6)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $12.705
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $12.705   $14.448
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------


(1) Effective May 1, 2006, the AIM V.I. Premier Equity Fund - Series II was reorganized into the AIM V.I. Core Equity Fund - Series II. We have made a corresponding change in the name of the Variable Sub-account that invests in that Portfolio.

(2) Effective May 1, 2006, the Janus Aspen Series Risk-Managed Core-Service Shares changed its name to the Janus Aspen Series INTECH Risk-Managed Core Portfolio - Service Shares. We have made a corresponding change in the name of the Variable Sub-account that invests in that Portfolio.

(3) Effective May 1, 2006, the Salomon Brothers Variable Series Funds Inc. changed its name to Legg Mason Partners Variable Portfolios I, Inc. We have made a corresponding name change to the Variable Sub-Accounts that invest in the portfolios of the Legg Mason Partners Variable Portfolio I, Inc.

(4) Effective May 1, 2006, the Oppenheimer Aggressive Growth Fund/VA-Service Shares changed its name to the Oppenheimer MidCap Fund/VA - Service Shares. We have made a corresponding change in the name of the Variable Sub-account that invests in that Portfolio.

(5) Effective April 30, 2004, the LSA Balanced Fund was reorganized into the Premier VIT OpCap Balanced Portfolio. Accordingly, on April 30, 2004 we combined the LSA Balanced Variable Sub-account into the Premier VIT OpCap Balanced Variable Sub-account.

(6) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.


                                105  PROSPECTUS

LBL CONSULTANT SOLUTIONS PLUS CONTRACTS: ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED* (LOW)
--------------------------------------------------------------------------------


For the Years Beginning January 1* and Ending December 31,                       2004      2005
-------------------------------------------------------------------------------------------------------
SUB-ACCOUNTS
-------------------------------------------------------------------------------------------------------
AIM V.I. Basic Value - Series II Sub-Account
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    $ 10.000   $   10.725
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          $ 10.725   $   11.133
-------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                       168,023      344,954
-------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation - Series II Sub-Account
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    $ 10.000   $   10.284
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          $ 10.284   $   10.994
-------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                        25,081       74,461
-------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity - Series II Sub-Account(1)
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                          --           --
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                                --           --
-------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                            --           --
-------------------------------------------------------------------------------------------------------
AIM V.I. Demographic Trends - Series II Sub-Account
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    $ 10.000   $   10.281
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          $ 10.281   $   10.737
-------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                        11,057       33,774
-------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity - Series II Sub-Account
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    $ 10.000   $   10.968
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          $ 10.968   $   11.584
-------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                       184,194      295,988
-------------------------------------------------------------------------------------------------------
Alger American Growth - Class S Sub-Account
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    $ 10.000   $   10.084
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          $ 10.084   $   11.091
-------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                       162,285      310,193
-------------------------------------------------------------------------------------------------------
 Alger American Leveraged AllCap - Class S Sub-Account
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    $ 10.000   $   10.200
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          $ 10.200   $   11.464
-------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                        27,034       85,491
-------------------------------------------------------------------------------------------------------
 Alger American MidCap Growth - Class S Sub-Account
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    $ 10.000   $   10.608
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          $ 10.608   $   11.441
-------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                       133,976      327,548
-------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager(SM) - Service Class 2 Sub-Account
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    $ 10.000   $   10.198
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          $ 10.198   $   10.420
-------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                        99,090      153,559
-------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R)  - Service Class 2 Sub-Account
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    $ 10.000   $   11.368
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          $ 11.368   $   13.056
-------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                       162,203      636,774
-------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income - Service Class 2 Sub-Account
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    $ 10.000   $   10.820
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          $ 10.820   $   11.246
-------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                       264,960      642,154
-------------------------------------------------------------------------------------------------------
Fidelity VIP Growth - Service Class 2 Sub-Account
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    $ 10.000   $    9.791
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          $  9.971   $   10.170
-------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                        95,874      162,979
-------------------------------------------------------------------------------------------------------

                                 106 PROSPECTUS


Fidelity VIP Index 500 - Service Class 2 Sub-Account
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    $ 10.000   $   10.648
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          $ 10.648   $   10.961
-------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                       357,590    1,013,570
-------------------------------------------------------------------------------------------------------
Fidelity VIP Investment Grade Bond - Service Class 2 Sub-Account
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    $ 10.000   $   10.196
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          $ 10.196   $   10.229
-------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                       362,442      877,078
-------------------------------------------------------------------------------------------------------
Fidelity VIP Money Market - Service Class 2 Sub-Account
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    $ 10.000   $    9.947
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          $  9.947   $   10.065
-------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                       499,789    1,298,309
-------------------------------------------------------------------------------------------------------
 Fidelity VIP Overseas - Service Class 2 Sub-Account
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    $ 10.000   $   10.911
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          $ 10.911   $   12.760
-------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                       112,867      307,437
-------------------------------------------------------------------------------------------------------
Janus Aspen Series Balanced - Service Shares Sub-Account
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    $ 10.000   $   10.605
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          $ 10.605   $   11.241
-------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                       110,575      317,819
-------------------------------------------------------------------------------------------------------
Janus Aspen Series Foreign Stock - Service Shares Sub-Account
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    $ 10.000   $   11.296
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          $ 11.296   $   11.815
-------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                        17,349       78,760
-------------------------------------------------------------------------------------------------------
Janus Aspen Series Forty - Service Shares Sub-Account
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    $ 10.000   $   11.470
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          $ 11.470   $   12.710
-------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                        29,307      109,414
-------------------------------------------------------------------------------------------------------
Janus Aspen Series Mid Cap Value - Service Shares Sub-Account
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    $ 10.000   $   11.282
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          $ 11.282   $   12.219
-------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                       130,218      435,715
-------------------------------------------------------------------------------------------------------
Janus Aspen Series INTECH Risk-Managed Core - Service Shares Sub-Account (2)
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    $ 10.000   $   11.318
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          $ 11.318   $   12.359
-------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                        47,209      136,370
-------------------------------------------------------------------------------------------------------
Janus Aspen Series Small Company Value - Service Shares Sub-Account
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                          --   $   10.000
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                                --   $   10.959
-------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                            --       52,116
-------------------------------------------------------------------------------------------------------
Legg Mason Partners Variable All Cap - Class II Sub-Account (3)
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    $ 10.000   $   10.305
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          $ 10.305   $   10.523
-------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                        30,483       54,642
-------------------------------------------------------------------------------------------------------
Legg Mason Partners Variable High Yield Bond - Class II Sub-Account (3)
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    $ 10.000   $   10.851
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          $ 10.851   $   11.062
-------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                       233,161      729,975
-------------------------------------------------------------------------------------------------------
Legg Mason Partners Variable Investors - Class II Sub-Account (3)
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    $ 10.000   $   10.402
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          $ 10.402   $   10.849
-------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                        27,343       52,511
-------------------------------------------------------------------------------------------------------
MFS High Income - Service Class Sub-Account
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    $ 10.000   $   10.632
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          $ 10.632   $   10.682
-------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                       173,571      363,031
-------------------------------------------------------------------------------------------------------

                                 107 PROSPECTUS


MFS Investors Growth Stock - Service Class Sub-Account
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    $ 10.000   $   10.452
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          $ 10.452   $   10.725
-------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                        27,908      288,901
-------------------------------------------------------------------------------------------------------
MFS Investors Trust - Service Class Sub-Account
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    $ 10.000   $   10.790
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          $ 10.790   $   11.369
-------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                        31,444       69,837
-------------------------------------------------------------------------------------------------------
MFS New Discovery - Service Class Sub-Account
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    $ 10.000   $    9.926
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          $  9.926   $   10.265
-------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                        79,708      115,243
-------------------------------------------------------------------------------------------------------
MFS Total Return - Service Class Sub-Account
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    $ 10.000   $   10.763
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          $ 10.763   $   10.872
-------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                       270,271      649,848
-------------------------------------------------------------------------------------------------------
MFS Value - Service Class Sub-Account
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    $ 10.000   $   11.154
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          $ 11.154   $   11.692
-------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                        52,533      155,911
-------------------------------------------------------------------------------------------------------
Oppenheimer MidCap/VA - Service Shares Sub-Account(4)
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                          --   $   10.000
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                                --   $   11.707
-------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                            --       31,034
-------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities/VA - Service Shares Sub-Account
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    $ 10.000   $   11.369
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          $ 11.369   $   12.767
-------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                       135,685      311,510
-------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap(R)/VA - Service Shares Sub-Account
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    $ 10.000   $   11.303
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          $ 11.303   $   12.209
-------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                       148,467      444,920
-------------------------------------------------------------------------------------------------------
PIMCO VIT Foreign Bond (U.S. Dollar-Hedged) - Administrative Shares Sub-Account
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    $ 10.000   $   10.363
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          $ 10.363   $   10.728
-------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                        72,884      336,138
-------------------------------------------------------------------------------------------------------
PIMCO VIT Money Market - Administrative Shares Sub-Account
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    $ 10.000   $    9.941
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          $  9.941   $   10.057
-------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                       306,156      529,839
-------------------------------------------------------------------------------------------------------
PIMCO VIT Real Return - Administrative Shares Sub-Account
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    $ 10.000   $   10.577
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          $ 10.577   $   10.630
-------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                       266,929      855,244
-------------------------------------------------------------------------------------------------------
PIMCO VIT Total Return - Administrative Shares Sub-Account
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    $ 10.000   $   10.264
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          $ 10.264   $   10.352
-------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                       326,918      781,636
-------------------------------------------------------------------------------------------------------
Premier VIT OpCap Balanced Sub-Account (5)
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    $ 10.000   $   10.790
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          $ 10.790   $   10.914
-------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                        49,506       88,648
-------------------------------------------------------------------------------------------------------
Premier VIT OpCap Renaissance Sub-Account
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    $ 10.000   $   11.208
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          $ 11.208   $   10.535
-------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                        99,659      156,525
-------------------------------------------------------------------------------------------------------

                                 108 PROSPECTUS


Rydex VT Sector Rotation Sub-Account
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    $ 10.000   $   10.579
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          $ 10.579   $   11.844
-------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                         9,293       42,301
-------------------------------------------------------------------------------------------------------
T. Rowe Price Blue Chip Growth - II Sub-Account
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    $ 10.000   $   10.470
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          $ 10.470   $   10.890
-------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                       118,706      568,834
-------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income - II Sub-Account
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    $ 10.000   $   11.086
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          $ 11.086   $   11.318
-------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                       386,880    1,352,680
-------------------------------------------------------------------------------------------------------
Van Eck Worldwide Absolute Return Sub-Account
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    $ 10.000   $    9.899
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          $  9.899   $    9.766
-------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                        17,544       49,850
-------------------------------------------------------------------------------------------------------
Van Eck Worldwide Emerging Markets Sub-Account
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    $ 10.000   $   12.083
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          $ 12.083   $   15.703
-------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                        16,416      107,894
-------------------------------------------------------------------------------------------------------
Van Eck Worldwide Hard Assets Sub-Account
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    $ 10.000   $   12.432
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          $ 12.432   $   18.565
-------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                        30,408      144,710
-------------------------------------------------------------------------------------------------------
Van Kampen LIT Aggressive Growth, Class II Sub-Account
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    $ 10.000   $   11.091
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          $ 11.091   $   12.133
-------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                        21,341       28,367
-------------------------------------------------------------------------------------------------------
Van Kampen LIT Government, Class II Sub-Account
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    $ 10.000   $   10.169
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          $ 10.169   $   10.339
-------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                       196,904      330,133
-------------------------------------------------------------------------------------------------------
Van Kampen LIT Growth and Income, Class II Sub-Account
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    $ 10.000   $   11.063
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          $ 11.063   $   11.950
-------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                       187,532      597,525
-------------------------------------------------------------------------------------------------------
Van Kampen UIF Equity Growth, Class II Sub-Account (6)
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    $ 10.000   $   10.364
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          $ 10.364   $   11.783
-------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                        43,290      100,577
-------------------------------------------------------------------------------------------------------
Van Kampen UIF U.S. Real Estate, Class II Sub-Account (6)
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                                    $ 10.000   $   12.829
-------------------------------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                                          $ 12.829   $   14.747
-------------------------------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                                       290,164      680,199
-------------------------------------------------------------------------------------------------------


(1) Effective May 1, 2006, the AIM V.I. Premier Equity Fund - Series II was reorganized into the AIM V.I. Core Equity Fund - Series II. We have made a corresponding change in the name of the Variable Sub-account that invests in that Portfolio.

(2) Effective May 1, 2006, the Janus Aspen Series Risk-Managed Core-Service Shares changed its name to the Janus Aspen Series INTECH Risk-Managed Core Portfolio - Service Shares. We have made a corresponding change in the name of the Variable Sub-account that invests in that Portfolio.

(3) Effective May 1, 2006, the Salomon Brothers Variable Series Funds Inc. changed its name to Legg Mason Partners Variable Portfolios I, Inc. We have made a corresponding name change to the Variable Sub-Accounts that invest in the portfolios of the Legg Mason Partners Variable Portfolio I, Inc.

(4) Effective May 1, 2006, the Oppenheimer Aggressive Growth Fund/VA-Service Shares changed its name to the Oppenheimer MidCap Fund/VA - Service Shares. We have made a corresponding change in the name of the Variable Sub-account that invests in that Portfolio.

(5) Effective April 30, 2004, the LSA Balanced Fund was reorganized into the Premier VIT OpCap Balanced Portfolio. Accordingly, on April 30, 2004 we combined the LSA Balanced Variable Sub-account into the Premier VIT OpCap Balanced Variable Sub-account.

(6) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.


                                109  PROSPECTUS

LBL CONSULTANT SOLUTIONS PLUS CONTRACTS: ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED* (HIGH)
--------------------------------------------------------------------------------


For the Years Beginning January 1* and Ending December 31,   2004     2005
-------------------------------------------------------------------------------
SUB-ACCOUNTS
-------------------------------------------------------------------------------
AIM V.I. Basic Value - Series II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.636
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.636   $10.939
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
AIM V.I. Capital Appreciation - Series II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.198
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.198   $10.803
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
AIM V.I. Core Equity - Series II Sub-Account (1)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                     --        --
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                           --        --
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                       --        --
-------------------------------------------------------------------------------
AIM V.I. Demographic Trends - Series II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.196
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.196   $10.550
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity - Series II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.877
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.877   $11.383
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Alger American Growth - Class S Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.000
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.000   $10.899
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
 Alger American Leveraged AllCap - Class S Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.115
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.115   $11.265
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
 Alger American MidCap Growth - Class S Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.520
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.520   $11.242
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Fidelity VIP Asset Manager(SM) - Service Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.113
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.113   $10.239
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Fidelity VIP Contrafund(R)  - Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $11.274
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $11.274   $12.829
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Fidelity VIP Equity-Income - Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.730
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.730   $11.051
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Fidelity VIP Growth - Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.709
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $ 9.709   $ 9.993
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------

                                 110 PROSPECTUS


Fidelity VIP Index 500 - Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.560
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.560   $10.771
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Fidelity VIP Investment Grade Bond - Service Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.112
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.112   $10.051
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Fidelity VIP Money Market - Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.864
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $ 9.864   $ 9.890
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
 Fidelity VIP Overseas - Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.820
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.820   $12.539
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Janus Aspen Series Balanced - Service Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.517
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.517   $11.046
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Janus Aspen Series Foreign Stock - Service Shares
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $11.202
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $11.202   $11.610
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Janus Aspen Series Forty - Service Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $11.374
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $11.374   $12.490
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Janus Aspen Series Mid Cap Value - Service Shares
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $11.188
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $11.188   $12.007
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Janus Aspen Series INTECH Risk-Managed Core - Service
Shares Sub-Account (2)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $11.224
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $11.224   $12.144
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Janus Aspen Series Small Company Value - Service Shares
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                     --   $10.000
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                           --   $10.891
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                       --         0
-------------------------------------------------------------------------------
Legg Mason Partners Variable All Cap - Class II Sub-Account
(3)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.219
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.219   $10.341
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Legg Mason Partners Variable High Yield Bond - Class II
Sub-Account (3)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.761
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.761   $10.870
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Legg Mason Partners Variable Investors - Class II
Sub-Account (3)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.315
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.315   $10.661
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
MFS High Income - Service Class Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.544
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.544   $10.497
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------

                                 111 PROSPECTUS


MFS Investors Growth Stock - Service Class Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.365
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.365   $10.539
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
MFS Investors Trust - Service Class Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.700
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.700   $11.172
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
MFS New Discovery - Service Class Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.844
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $ 9.844   $10.086
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
MFS Total Return - Service Class Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.674
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.674   $10.684
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
MFS Value - Service Class Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $11.061
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $11.061   $11.489
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Oppenheimer MidCap/VA - Service Shares Sub-Account(4)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                     --   $10.000
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                           --   $11.635
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                       --         0
-------------------------------------------------------------------------------
Oppenheimer Global Securities/VA - Service Shares
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $11.275
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $11.275   $12.546
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap(R)/VA - Service Shares
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $11.209
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $11.209   $11.997
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
PIMCO VIT Foreign Bond (U.S. Dollar-Hedged) -
Administrative Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.276
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.276   $10.541
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
PIMCO VIT Money Market - Administrative Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.858
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $ 9.858   $ 9.883
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
PIMCO VIT Real Return - Administrative Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.489
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.489   $10.446
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
PIMCO VIT Total Return - Administrative Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.178
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.178   $10.172
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Premier VIT OpCap Balanced Sub-Account (5)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.724
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.724   $10.749
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Premier VIT OpCap Renaissance Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $11.115
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $11.115   $10.352
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------

                                 112 PROSPECTUS


Rydex VT Sector Rotation Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.491
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.491   $11.638
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
T. Rowe Price Blue Chip Growth - II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.383
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.383   $10.701
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
T. Rowe Price Equity Income - II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.993
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.993   $11.121
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Van Eck Worldwide Absolute Return Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.817
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $ 9.817   $ 9.596
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Van Eck Worldwide Emerging Markets Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $11.983
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $11.983   $15.431
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Van Eck Worldwide Hard Assets Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $12.329
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $12.329   $18.243
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Van Kampen LIT Aggressive Growth, Class II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.999
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.999   $11.923
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Van Kampen LIT Government, Class II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.084
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.084   $10.160
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Van Kampen LIT Growth and Income, Class II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.971
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.971   $11.743
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Van Kampen UIF Equity Growth, Class II Sub-Account (6)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.278
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.278   $11.579
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Van Kampen UIF U.S. Real Estate, Class II Sub-Account (6)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $12.722
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $12.722   $14.491
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------


(1) Effective May 1, 2006, the AIM V.I. Premier Equity Fund - Series II was reorganized into the AIM V.I. Core Equity Fund - Series II. We have made a corresponding change in the name of the Variable Sub-account that invests in that Portfolio.

(2) Effective May 1, 2006, the Janus Aspen Series Risk-Managed Core-Service Shares changed its name to the Janus Aspen Series INTECH Risk-Managed Core Portfolio - Service Shares. We have made a corresponding change in the name of the Variable Sub-account that invests in that Portfolio.

(3) Effective May 1, 2006, the Salomon Brothers Variable Series Funds Inc. changed its name to Legg Mason Partners Variable Portfolios I, Inc. We have made a corresponding name change to the Variable Sub-Accounts that invest in the portfolios of the Legg Mason Partners Variable Portfolio I, Inc.

(4) Effective May 1, 2006, the Oppenheimer Aggressive Growth Fund/VA-Service Shares changed its name to the Oppenheimer MidCap Fund/VA - Service Shares. We have made a corresponding change in the name of the Variable Sub-account that invests in that Portfolio.

(5) Effective April 30, 2004, the LSA Balanced Fund was reorganized into the Premier VIT OpCap Balanced Portfolio. Accordingly, on April 30, 2004 we combined the LSA Balanced Variable Sub-account into the Premier VIT OpCap Balanced Variable Sub-account.

(6) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.


                                113  PROSPECTUS

LBL CONSULTANT SOLUTIONS SELECT CONTRACTS: ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED* (LOW)
--------------------------------------------------------------------------------


For the Years Beginning January 1* and Ending December     2004      2005
31,
-------------------------------------------------------------------------------
SUB-ACCOUNTS
-------------------------------------------------------------------------------
AIM V.I. Basic Value - Series II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.701
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 10.701   $ 11.079
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                  11,482     24,729
-------------------------------------------------------------------------------
AIM V.I. Capital Appreciation - Series II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.260
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 10.260   $ 10.940
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                  15,284     18,497
-------------------------------------------------------------------------------
AIM V.I. Core Equity - Series II Sub-Account (1)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                    --         --
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                          --         --
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                      --         --
-------------------------------------------------------------------------------
AIM V.I. Demographic Trends - Series II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.257
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 10.257   $ 10.685
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                   2,116      7,517
-------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity - Series II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.943
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 10.943   $ 11.528
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                   2,665      3,174
-------------------------------------------------------------------------------
Alger American Growth - Class S Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.061
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 10.061   $ 11.038
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                  13,364     13,863
-------------------------------------------------------------------------------
 Alger American Leveraged AllCap - Class S Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.177
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 10.177   $ 11.409
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                   2,386     39,056
-------------------------------------------------------------------------------
 Alger American MidCap Growth - Class S Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.584
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 10.584   $ 11.385
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                  27,739     54,020
-------------------------------------------------------------------------------
Fidelity VIP Asset Manager(SM) - Service Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.174
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 10.174   $ 10.369
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                  20,705     26,325
-------------------------------------------------------------------------------
Fidelity VIP Contrafund(R)  - Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 11.342
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 11.342   $ 12.993
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                  45,341    144,919
-------------------------------------------------------------------------------
Fidelity VIP Equity-Income - Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.795
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 10.795   $ 11.192
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                  46,651     93,792
-------------------------------------------------------------------------------
Fidelity VIP Growth - Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $  9.768
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $  9.768   $ 10.120
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                  28,770     55,605
-------------------------------------------------------------------------------

                                 114 PROSPECTUS


Fidelity VIP Index 500 - Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.624
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 10.624   $ 10.908
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                 125,438    263,983
-------------------------------------------------------------------------------
Fidelity VIP Investment Grade Bond - Service Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.173
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 10.173   $ 10.180
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                  48,708    101,437
-------------------------------------------------------------------------------
Fidelity VIP Money Market - Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $  9.924
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $  9.924   $ 10.016
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                 168,709    228,196
-------------------------------------------------------------------------------
 Fidelity VIP Overseas - Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.886
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 10.886   $ 12.698
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                  28,247     49,873
-------------------------------------------------------------------------------
Janus Aspen Series Balanced - Service Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.581
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 10.581   $ 11.187
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                  10,013     17,505
-------------------------------------------------------------------------------
Janus Aspen Series Foreign Stock - Service Shares
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 11.270
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 11.270   $ 11.758
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                  27,022      6,336
-------------------------------------------------------------------------------
Janus Aspen Series Forty - Service Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 11.443
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 11.443   $ 12.649
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                   1,269     11,195
-------------------------------------------------------------------------------
Janus Aspen Series Mid Cap Value - Service Shares
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 11.256
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 11.256   $ 12.159
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                  11,610     21,644
-------------------------------------------------------------------------------
Janus Aspen Series INTECH Risk-Managed Core - Service
Shares Sub-Account (2)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 11.292
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 11.292   $ 12.299
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                   4,773     28,781
-------------------------------------------------------------------------------
Janus Aspen Series Small Company Value - Service Shares
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                    --   $ 10.000
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                          --   $ 10.940
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                      --      3,239
-------------------------------------------------------------------------------
Legg Mason Partners Variable All Cap - Class II
Sub-Account (3)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.281
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 10.281   $ 10.472
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                     418        336
-------------------------------------------------------------------------------
Legg Mason Partners Variable High Yield Bond - Class II
Sub-Account (3)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.826
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 10.286   $ 11.008
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                  17,645     46,676
-------------------------------------------------------------------------------
Legg Mason Partners Variable Investors - Class II
Sub-Account (3)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.378
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 10.378   $ 10.797
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                   3,386      4,377
-------------------------------------------------------------------------------
MFS High Income - Service Class Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.608
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 10.608   $ 10.631
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                  23,363     20,622
-------------------------------------------------------------------------------

                                 115 PROSPECTUS


MFS Investors Growth Stock - Service Class Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.428
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 10.428   $ 10.673
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                   1,297     14,429
-------------------------------------------------------------------------------
MFS Investors Trust - Service Class Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.765
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 10.765   $ 11.314
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                   1,311      5,472
-------------------------------------------------------------------------------
MFS New Discovery - Service Class Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $  9.903
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $  9.903   $ 10.215
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                   6,659      7,704
-------------------------------------------------------------------------------
MFS Total Return - Service Class Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.739
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 10.739   $ 10.820
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                  19,818     51,781
-------------------------------------------------------------------------------
MFS Value - Service Class Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 11.128
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 11.128   $ 11.635
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                   3,382      5,222
-------------------------------------------------------------------------------
Oppenheimer MidCap/VA - Service Shares Sub-Account(4)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                    --   $ 10.000
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                          --   $ 11.687
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                      --      7,856
-------------------------------------------------------------------------------
Oppenheimer Global Securities/VA - Service Shares
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 11.343
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 11.343   $ 12.706
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                  62,080     86,497
-------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap(R)/VA - Service Shares
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 11.277
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 11.277   $ 12.150
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                  35,420     81,846
-------------------------------------------------------------------------------
PIMCO VIT Foreign Bond (U.S. Dollar-Hedged) -
Administrative Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.339
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 10.339   $ 10.676
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                   9,772     47,366
-------------------------------------------------------------------------------
PIMCO VIT Money Market - Administrative Shares
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $  9.918
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $  9.918   $ 10.009
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                 158,641    150,481
-------------------------------------------------------------------------------
PIMCO VIT Real Return - Administrative Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.552
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 10.552   $ 10.579
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                  42,470    122,346
-------------------------------------------------------------------------------
PIMCO VIT Total Return - Administrative Shares
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.240
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 10.240   $ 10.302
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                  58,540     76,949
-------------------------------------------------------------------------------
Premier VIT OpCap Balanced Sub-Account (5)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.772
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 10.772   $ 10.868
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                   5,494      6,958
-------------------------------------------------------------------------------
Premier VIT OpCap Renaissance Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 11.182
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 11.182   $ 10.484
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                  31,488     23,563
-------------------------------------------------------------------------------

                                 116 PROSPECTUS


Rydex VT Sector Rotation Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.555
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 10.555   $ 11.787
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                     418      4,603
-------------------------------------------------------------------------------
T. Rowe Price Blue Chip Growth - II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.446
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 10.446   $ 10.837
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                   6,370     57,136
-------------------------------------------------------------------------------
T. Rowe Price Equity Income - II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 11.060
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 11.060   $ 11.263
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                  57,291    110,586
-------------------------------------------------------------------------------
Van Eck Worldwide Absolute Return Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $  9.876
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $  9.876   $  9.719
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                   1,961      2,232
-------------------------------------------------------------------------------
Van Eck Worldwide Emerging Markets Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 12.055
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 12.055   $ 15.627
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                   2,104     18,780
-------------------------------------------------------------------------------
Van Eck Worldwide Hard Assets Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 12.403
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 12.403   $ 18.475
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                   6,528     31,637
-------------------------------------------------------------------------------
Van Kampen LIT Aggressive Growth, Class II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 11.066
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 11.066   $ 12.075
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                   1,962      3,009
-------------------------------------------------------------------------------
Van Kampen LIT Government, Class II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.145
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 10.145   $ 10.289
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                  28,946     43,426
-------------------------------------------------------------------------------
Van Kampen LIT Growth and Income, Class II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 11.037
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 11.037   $ 11.892
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                  16,781     31,692
-------------------------------------------------------------------------------
Van Kampen UIF Equity Growth, Class II Sub-Account (6)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 10.340
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 10.340   $ 11.726
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                   2,987      7,296
-------------------------------------------------------------------------------
Van Kampen UIF U.S. Real Estate, Class II Sub-Account (6)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period              $ 10.000   $ 12.799
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                    $ 12.799   $ 14.675
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                  40,344     59,925
-------------------------------------------------------------------------------



(1) Effective May 1, 2006, the AIM V.I. Premier Equity Fund - Series II was reorganized into the AIM V.I. Core Equity Fund - Series II. We have made a corresponding change in the name of the Variable Sub-account that invests in that Portfolio.

(2) Effective May 1, 2006, the Janus Aspen Series Risk-Managed Core-Service Shares changed its name to the Janus Aspen Series INTECH Risk-Managed Core Portfolio - Service Shares. We have made a corresponding change in the name of the Variable Sub-account that invests in that Portfolio.

(3) Effective May 1, 2006, the Salomon Brothers Variable Series Funds Inc. changed its name to Legg Mason Partners Variable Portfolios I, Inc. We have made a corresponding name change to the Variable Sub-Accounts that invest in the portfolios of the Legg Mason Partners Variable Portfolio I, Inc.

(4) Effective May 1, 2006, the Oppenheimer Aggressive Growth Fund/VA-Service Shares changed its name to the Oppenheimer MidCap Fund/VA - Service Shares. We have made a corresponding change in the name of the Variable Sub-account that invests in that Portfolio.

(5) Effective April 30, 2004, the LSA Balanced Fund was reorganized into the Premier VIT OpCap Balanced Portfolio. Accordingly, on April 30, 2004 we combined the LSA Balanced Variable Sub-account into the Premier VIT OpCap Balanced Variable Sub-account.

(6) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.


                                117  PROSPECTUS

LBL CONSULTANT SOLUTIONS SELECT CONTRACTS: ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT SINCE CONTRACTS WERE FIRST OFFERED* (HIGH)
--------------------------------------------------------------------------------


For the Years Beginning January 1* and Ending December 31,   2004     2005
-------------------------------------------------------------------------------
SUB-ACCOUNTS
-------------------------------------------------------------------------------
AIM V.I. Basic Value - Series II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.611
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.611   $10.886
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
AIM V.I. Capital Appreciation - Series II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.175
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.175   $10.750
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
AIM V.I. Core Equity - Series II Sub-Account (1)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                     --        --
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                           --        --
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                       --        --
-------------------------------------------------------------------------------
AIM V.I. Demographic Trends - Series II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.172
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.172   $10.499
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity - Series II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.852
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.852   $11.327
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Alger American Growth - Class S Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.977
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $ 9.977   $10.846
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
 Alger American Leveraged AllCap - Class S Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.092
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.092   $11.210
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
 Alger American MidCap Growth - Class S Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.495
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.495   $11.187
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Fidelity VIP Asset Manager(SM) - Service Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.089
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.089   $10.189
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Fidelity VIP Contrafund(R)  - Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $11.247
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $11.247   $12.767
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Fidelity VIP Equity-Income - Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.705
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.705   $10.997
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Fidelity VIP Growth - Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.686
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $ 9.686   $ 9.944
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------

                                 118  PROSPECTUS


Fidelity VIP Index 500 - Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.535
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.535   $10.719
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Fidelity VIP Investment Grade Bond - Service Class 2
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.088
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.088   $10.002
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Fidelity VIP Money Market - Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.841
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $ 9.841   $ 9.842
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
 Fidelity VIP Overseas - Service Class 2 Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.795
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.795   $12.477
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Janus Aspen Series Balanced - Service Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.493
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.493   $10.992
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Janus Aspen Series Foreign Stock - Service Shares
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $11.176
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $11.176   $11.553
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Janus Aspen Series Forty - Service Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $11.348
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $11.348   $12.429
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Janus Aspen Series Mid Cap Value - Service Shares
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $11.162
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $11.162   $11.948
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Janus Aspen Series INTECH Risk-Managed Core - Service
Shares Sub-Account (2)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $11.198
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $11.198   $12.085
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Janus Aspen Series Small Company Value - Service Shares
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                     --   $10.000
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                           --   $10.873
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                       --         0
-------------------------------------------------------------------------------
Legg Mason Partners Variable All Cap - Class II Sub-Account
(3)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.196
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.196   $10.290
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Legg Mason Partners Variable High Yield Bond - Class II
Sub-Account (3)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.735
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.735   $10.817
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Legg Mason Partners Variable Investors - Class II
Sub-Account (3)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.291
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.291   $10.609
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
MFS High Income - Service Class Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.519
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.519   $10.446
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------

                                 119  PROSPECTUS


MFS Investors Growth Stock - Service Class Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.341
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.341   $10.488
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
MFS Investors Trust - Service Class Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.675
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.675   $11.117
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
MFS New Discovery - Service Class Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.821
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $ 9.821   $10.037
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
MFS Total Return - Service Class Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.649
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.649   $10.631
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
MFS Value - Service Class Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $11.036
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $11.036   $11.433
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Oppenheimer MidCap/VA - Service Shares Sub-Account(4)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                     --   $10.000
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                           --   $11.615
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                       --         0
-------------------------------------------------------------------------------
Oppenheimer Global Securities/VA - Service Shares
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $11.249
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $11.249   $12.485
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap(R)/VA - Service Shares
Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $11.183
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $11.183   $11.939
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
PIMCO VIT Foreign Bond (U.S. Dollar-Hedged) -
Administrative Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.252
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.252   $10.490
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
PIMCO VIT Money Market - Administrative Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.835
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $ 9.835   $ 9.835
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
PIMCO VIT Real Return - Administrative Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.464
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.464   $10.395
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
PIMCO VIT Total Return - Administrative Shares Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.155
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.155   $10.122
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Premier VIT OpCap Balanced Sub-Account (5)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.706
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.706   $10.703
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Premier VIT OpCap Renaissance Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $11.089
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $11.089   $10.302
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------

                                 120  PROSPECTUS


Rydex VT Sector Rotation Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.467
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.467   $11.582
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
T. Rowe Price Blue Chip Growth - II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.359
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.359   $10.649
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
T. Rowe Price Equity Income - II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.968
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.968   $11.067
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Van Eck Worldwide Absolute Return Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $ 9.794
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $ 9.794   $ 9.549
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Van Eck Worldwide Emerging Markets Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $11.955
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $11.955   $15.355
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Van Eck Worldwide Hard Assets Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $12.300
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $12.300   $18.154
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Van Kampen LIT Aggressive Growth, Class II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.973
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.973   $11.864
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Van Kampen LIT Government, Class II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.061
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.061   $10.110
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Van Kampen LIT Growth and Income, Class II Sub-Account
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.945
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.945   $11.685
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Van Kampen UIF Equity Growth, Class II Sub-Account (6)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $10.254
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $10.254   $11.522
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------
Van Kampen UIF U.S. Real Estate, Class II Sub-Account (6)
-------------------------------------------------------------------------------
 Accumulation Unit Value, Beginning of Period                $10.000   $12.693
-------------------------------------------------------------------------------
 Accumulation Unit Value, End of Period                      $12.693   $14.420
-------------------------------------------------------------------------------
 Number of Units Outstanding, End of Period                        0         0
-------------------------------------------------------------------------------

(1) Effective May 1, 2006, the AIM V.I. Premier Equity Fund - Series II was reorganized into the AIM V.I. Core Equity Fund - Series II. We have made a corresponding change in the name of the Variable Sub-account that invests in that Portfolio.

(2) Effective May 1, 2006, the Janus Aspen Series Risk-Managed Core-Service Shares changed its name to the Janus Aspen Series INTECH Risk-Managed Core Portfolio - Service Shares. We have made a corresponding change in the name of the Variable Sub-account that invests in that Portfolio.

(3) Effective May 1, 2006, the Salomon Brothers Variable Series Funds Inc. changed its name to Legg Mason Partners Variable Portfolios I, Inc. We have made a corresponding name change to the Variable Sub-Accounts that invest in the portfolios of the Legg Mason Partners Variable Portfolio I, Inc.

(4) Effective May 1, 2006, the Oppenheimer Aggressive Growth Fund/VA-Service Shares changed its name to the Oppenheimer MidCap Fund/VA - Service Shares. We have made a corresponding change in the name of the Variable Sub-account that invests in that Portfolio.

(5) Effective April 30, 2004, the LSA Balanced Fund was reorganized into the Premier VIT OpCap Balanced Portfolio. Accordingly, on April 30, 2004 we combined the LSA Balanced Variable Sub-account into the Premier VIT OpCap Balanced Variable Sub-account.

(6) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

                                121  PROSPECTUS

                                     PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS



Item 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

Pursuant to Item 511 of Regulation S-K, the Registrant hereby represents that the following expenses totaling approximately $31,000.00 will be incurred or are anticipated to be incurred in connection with the issuance and distribution of the securities to be registered: registration fees - $0.00; cost of printing and engraving - $25,000.00 (approximate); legal fees - $5,000.00 (approximate) and accounting fees - $1,000.00 (approximate). All amounts are estimated, for the period ending April 30, 2006, for the continuous offering of shares, but are not deducted from proceeds.


Item 15. Indemnification of Directors and Officers

The Articles of Incorporation of Lincoln Benefit Life Company (Depositor) provide for the indemnification of its directors and officers against expenses, judgments, fines and amounts paid in settlement as incurred by such person, so long as such person shall not have been adjudged to be liable for negligence or misconduct in the performance of a duty to the Company. This right of indemnity is not exclusive of other rights to which a director or officer may otherwise be entitled.

The By-Laws of ALFS, Inc. (Distributor) provide that the corporation will indemnify a director, officer, employee or agent of the corporation to the full extent of Delaware law. In general, Delaware law provides that a corporation may indemnify a director, officer, employee or agent against expenses, judgments, fines and amounts paid in settlement if that individual acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. No indemnification shall be made for expenses, including attorney's fees, if the person shall have been judged to be liable to the corporation unless a court determines such person is entitled to such indemnity. Expenses incurred by such individual in defending any action or proceeding may be advanced by the corporation so long as the individual agrees to repay the corporation if it is later determined that he or she is not entitled to such indemnification.

Under the terms of the form of Underwriting Agreement, the Depositor agrees to indemnify the Distributor for any liability that the latter may incur to a Contract owner or party-in-interest under a Contract, (a) arising out of any act or omission in the course of or in connection with rendering services under such Agreement, or (b) arising out of the purchase, retention or surrender of a Contract; provided that the Depositor will not indemnify the Distributor for any such liability that results from the latter's willful misfeasance, bad faith or gross negligence, or from the reckless disregard by the latter of its duties and obligations under the Underwriting Agreement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the forgoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suite or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 16. Exhibits

Exh. No.        Description

1               Principal Underwriting Agreement (1)

3 (a)           Articles of Incorporation (2)

3 (b)           Bylaws (2)

4 (a)           Form of Variable Annuity Contract (3)

4 (b)           Form of Application (3)

5               Opinion and Consent of Counsel Regarding Legality (4)

23              Consent of Independent Registered Public Accounting Firm (filed herewith)

99(a)           Experts (filed herewith)

99(b)           Powers of Attorney for Lawrence W. Dahl,  John C. Lounds,
                Samuel H. Pilch, John C. Pintozzi, Kevin R. Slawin, Casey J.
                Sylla, Steven C. Verney, Douglas B. Welch (filed herewith)



         -------------------------------------------------

     (1) Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 for Lincoln Benefit Life Variable Annuity Account (File No. 333-50545, 811-07924) filed January 28, 1999

     (2) Incorporated herein by reference to the Registration Statement on Form S-6 for the Lincoln Benefit Life Variable Life Account (File No. 333-47717) filed March 11, 1998

     (3) Incorporated herein by reference to the Registration Statement on Form N-4 for Lincoln Benefit Life Variable Annuity Account (File No. 333-109688, 811-07924) filed October 14, 2003

     (4) Incorporated herein by reference to the Registration Statement on Form S-3 for Lincoln Benefit Life Company (File No. 333-111553) filed December 24, 2003.


Item 17. Undertakings.

(a) The undersigned Registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

          (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

          (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.


          Provided,  however, that the undertakings set forth in paragraphs (i),
     (ii) and (iii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the Registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of this registration statement.

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (4) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

     (5)  That, for the purpose of determining liability of the Registrant under
          the   Securities   Act  of  1933  to  any  purchaser  in  the  initial
          distribution of the securities:

          The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

          (i) Any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424;

          (ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;


          (iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

          (iv) Any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officers or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     As required by the Securities Act of 1933, the Registrant has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amended Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lincoln and State of Nebraska on April 19th, 2006.

                          LINCOLN BENEFIT LIFE COMPANY
                                  (Registrant)

                           * By: /s/ Lawrence W. Dahl
                ------------------------------------------------
                                Lawrence W. Dahl
                      President and Chief Operating Officer



                          LINCOLN BENEFIT LIFE COMPANY
                                   (Depositor)


                            *By: /s/ Lawrence W. Dahl
                ------------------------------------------------
                                Lawrence W. Dahl
                      President and Chief Operating Officer


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons and in the capacities and on April 19th, 2006.

(Signature)                                 (Title)

*/s/ Lawrence W. Dahl
-----------------------------------         President, Chief Operating Officer
 Lawrence W. Dahl                           & Director
                                            (Principal Executive Officer)



*/s/ Samuel H. Pilch
----------------------------------          Group Vice President & Controller
Samuel H. Pilch                             (Principal Accounting Officer)




*/s/ Steven C. Verney
---------------------------------           Treasurer
Steven C. Verney                            (Principal Financial Officer)



*/s/ John C. Lounds
--------------------------------            Director, Vice President
John C. Lounds



*/s/ Douglas B. Welch
--------------------------------            Director, Vice President
Douglas B. Welch



*/s/ John C. Pintozzi
--------------------------------            Director, Senior Vice President and
John C. Pintozzi                            Chief Financial Officer



*/s/ Kevin R. Slawin
--------------------------------            Director, Vice President
Kevin R. Slawin




*/s/ Casey J. Sylla
--------------------------------            Director, Chairman of the Board
Casey J. Sylla                              and Chief Executive Officer


/s/ Michael J. Velotta
---------------------------------           Director, Senior Vice President,
Michael J. Velotta                          General Counsel and Secretary


*By Michael J. Velotta, pursuant to Power of Attorney.

                                    EXHIBITS


Exhibit No.           Description

23                    Consent of Independent Registered Public Accounting Firm

99(a)                 Experts

99(b) Powers of Attorney for Lawrence W. Dahl, John C. Lounds, Samuel H. Pilch, John C. Pintozzi, Kevin R. Slawin, Casey
                      J. Sylla, Steven C. Verney, Douglas B. Welch